JEFFERSON PILOT VARIABLE FUND, INC.—S&P 500 Index Portfolio

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST—Core Fund

NOTICE OF SPECIAL MEETINGS OF SHAREHOLDERS

January 26, 2007

Dear Contract Owner:

You are being asked to vote on a proposed transaction related to the fund(s) you own in connection with our effort to streamline and rationalize the mutual fund portfolios that serve as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies that are a part of Lincoln Financial Group.

In this regard, we are writing to notify you of special meetings of shareholders of:

•	The Jefferson Pilot S&P 500 Index Portfolio (the “S&P 500 Portfolio”), a series of the Jefferson Pilot Variable Fund, Inc. (the “Company”); and

•	The Lincoln Core Fund (the “Core Fund”), a series of the Lincoln Variable Insurance Products Trust (the “Trust”).

Details regarding each Fund’s meeting are shown in the table below.

Your Fund	Where	When
S&P 500 Portfolio	Offices of the Company at One Granite Place, Concord, New Hampshire 03301	Thursday, March 15, 2007, at 10:00 a.m. local time

Core Fund	Offices of the Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802	Thursday, April 5, 2007, at 9:00 a.m. local time

You are entitled to provide us with instructions for voting shares for your Fund(s). You should read the enclosed Proxy Statement/Prospectus carefully and submit your voting instructions.

The following proposals will be considered and acted upon at the meetings:

Proposal 1:	To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the acquisition of assets and the assumption of liabilities of your Fund by the LVIP S&P 500 Index Fund (“the “LVIP S&P 500 Index Fund”), a new “shell” series of the Trust, in exchange for shares of the LVIP S&P 500 Index Fund. The Reorganization Agreement also provides for distribution of the shares of the LVIP S&P 500 Index Fund to shareholders of your Fund in liquidation and subsequent termination of your Fund.

Your Fund	Acquiring Fund
S&P 500 Portfolio	LVIP S&P 500 Index Fund
Core Fund	LVIP S&P 500 Index Fund

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Proposal 2:	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

We realize that you may not be able to attend the meeting(s) to provide voting instructions in person. However, we do need your instructions. You can provide voting instructions by mail, telephone or through the Internet, as explained in the enclosed Proxy Statement/Prospectus. If you decide later to attend the meeting(s), you may revoke your proxy and provide voting instructions in person. The number of shares of your Fund(s) attributable to you will be voted in accordance with your instructions.

If you have any questions about the meeting(s), please feel free to call (800) 258-3648 for the S&P 500 Portfolio or (800) 4LINCOLN (454-6265) for the Core Fund.

By Order of the Company’s Board of Directors	By Order of the Trust’s Board of Trustees
Craig D. Moreshead Secretary	Cynthia A. Rose Secretary

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JEFFERSON PILOT VARIABLE FUND, INC.—S&P 500 Index Portfolio

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST—Core Fund

PROXY STATEMENT/PROSPECTUS

This Proxy Statement/Prospectus is being furnished to you in connection with the solicitation of proxies relating to special meetings of shareholders of:

•	The Jefferson Pilot S&P 500 Index Portfolio[1] (the “S&P 500 Portfolio”), a series of the Jefferson Pilot Variable Fund, Inc. (the “Company”); and

•	The Lincoln Core Fund (the “Core Fund”), a series of the Lincoln Variable Insurance Products Trust (the “Trust”).

Details regarding each Fund’s meeting are shown in the table below.

Your Fund	Where	When
S&P 500 Portfolio	Offices of the Company at One Granite Place, Concord, New Hampshire 03301	Thursday, March 15, 2007, at 10:00 a.m. local time

Core Fund	Offices of the Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802	Thursday, April 5, 2007, at 9:00 a.m. local time

The Board of Directors for the Company and the Board of Trustees for the Trust are each soliciting your proxies on behalf of the S&P 500 Portfolio and the Core Fund, respectively. The proposals to be voted on by a shareholders of the Funds will voted upon and tabulated separately with respect to each Fund at their respective shareholder meetings. The Reorganizations of both Funds are described in this single Proxy Statement/Prospectus for convenience. See “How do the Reorganizations of the Funds relate to one another?” below for more details.

You are entitled to provide us with instructions for voting shares for your Fund(s). You should read this Proxy Statement/Prospectus carefully and submit your voting instructions.

The following proposals will be considered and acted upon at the meetings:

Proposal 1:	To approve an Agreement and Plan of Reorganization (the “Reorganization Agreement”) providing for the acquisition of assets and the assumption of liabilities of your Fund by the Lincoln LVIP S&P 500 Index Fund (the “LVIP S&P 500 Index Fund”), a new “shell” series of the Trust, in exchange for shares of the LVIP S&P 500 Index Fund. The Reorganization Agreement also provides for distribution of the shares of the LVIP S&P 500 Index Fund to shareholders of your Fund in liquidation and subsequent termination of your Fund.

[1]	“Standard & Poor’s®”, S&P 500®”, “Standard & Poor’s 500®” and “500” are trademarks of The McGraw-Hill Companies, Inc. and have been licensed for use by Jefferson Pilot Variable Corporation. The Product is not sponsored, endorsed, sold or promoted by Standard & Poor’s and Standard & Poor’s makes no representation regarding the advisability of purchasing the product.

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Your Fund	Acquiring Fund
S&P 500 Portfolio	LVIP S&P 500 Index Fund
Core Fund	LVIP S&P 500 Index Fund

Proposal 2:	To transact such other business as may properly come before the meeting or any adjournments or postponements thereof.

Only shareholders of record who owned shares of the Fund(s) at the close of business on December 15, 2006 (the “Record Date”) are entitled to vote at the meeting(s) and at any adjournments or postponements thereof.

The shares of the S&P 500 Portfolio are sold primarily to separate accounts of Jefferson Pilot Financial Insurance Company and its subsidiaries and affiliates (“Jefferson Pilot”) and shares of the Core Fund are sold directly or indirectly primarily to separate accounts of The Lincoln National Life Insurance Company and its subsidiaries and affiliates (“Lincoln Life”) that support certain variable annuity contracts and variable life insurance policies (the “Accounts”) issued by such organizations, respectively. (For convenience, contract owners and policy participants are referred to collectively as “Contract Owners.”

Contract Owners have the right to instruct Lincoln Life and/or Jefferson Pilot, as the record owners of the shares of the Fund(s) owned in the Accounts, how to vote the shares of the Funds that are attributable to those Accounts at the meetings. The Funds are seeking approval for certain actions they wish to take, and if you are a Contract Owner, you are entitled to instruct Lincoln Life and/or Jefferson Pilot, as applicable, on how to vote the shares of the Funds attributable to you under your contract or policy. To the extent that Core Fund shares are owned directly by other series of the Trust that operate as “funds of funds,” those shares will be voted directly by the funds of funds in the same proportion as all other votes received from the other holders of Core Fund shares (so-called “echo voting”).

The date of the first mailing of the proxy cards and this Proxy Statement/Prospectus to shareholders and to the corresponding Contract Owners will be on or about January 31, 2007. If you have any questions about the meetings, please feel free to call us toll free at (800) 258-3648 for the S&P 500 Portfolio or (800) 4LINCOLN (454-6265) for the Core Fund.

It is important for you to vote on the Proposals described in this Proxy Statement/Prospectus. We recommend that you read this Proxy Statement/Prospectus in its entirety as the explanations will help you to decide how to vote on the Proposals.

QUESTIONS AND ANSWERS

Q.	Why am I receiving this Proxy Statement/Prospectus?

In 2006, Jefferson-Pilot Corporation merged into Lincoln JP Holdings, L.P., a wholly owned subsidiary of Lincoln National Corporation. The merged company operates under the brand name Lincoln Financial Group. In an effort to streamline and rationalize the mutual fund portfolios that serve as funding vehicles for variable annuity contracts and variable life insurance policies issued by the insurance companies that are a part of Lincoln Financial Group, we are attempting to consolidate certain investment portfolios. The LVIP S&P 500 Index Fund is a new “shell” series that is designed to consolidate Jefferson Pilot and Lincoln Funds that track the S&P 500 Index.

Your Fund	Acquiring Fund
S&P 500 Portfolio	LVIP S&P 500 Index Fund
Core Fund	LVIP S&P 500 Index Fund

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As part of this process, this Proxy Statement/Prospectus is soliciting shareholders of the Funds to approve the Reorganization Agreements, which contemplate the transfer of all of the assets and liabilities of your Fund(s) to the LVIP S&P 500 Index Fund in exchange for shares of the LVIP S&P 500 Index Fund having an aggregate value equal to the net asset value of your Fund(s) (“Reorganization”). Your Fund(s) would then distribute to its shareholders the portion of the shares of the LVIP S&P 500 Index Fund to which each such shareholder is entitled. This would result in the liquidation of your Fund.

You are being asked to approve the Reorganization Agreement applicable to your Fund(s) pursuant to which the Reorganization transaction would be accomplished. Because shareholders of the Funds are being asked to approve a Reorganization transaction that will result in them holding shares of the LVIP S&P 500 Index Fund, this document also serves as a Prospectus for the LVIP S&P 500 Index Fund.

If the Reorganization Agreement applicable to the S&P 500 Portfolio is approved by that Fund’s shareholders, those shareholders will receive Standard Class shares of the LVIP S&P 500 Index Fund. If the Reorganization Agreement applicable to the Core Fund is approved by that Fund’s shareholders, holders of Standard and Service Class shares of that Fund will receive Standard and Service Class shares, respectively, of the LVIP S&P 500 Index Fund. No sales charge will be imposed on the shares of the LVIP S&P 500 Index Fund received by S&P 500 Portfolio or Core Fund shareholders.

As further described in this Proxy Statement/Prospectus, shareholders of the S&P 500 Portfolio and Core Fund should be aware that the LVIP S&P 500 Index Fund was formed solely for the purposes of completing the Reorganization with those Funds. Consequently, the LVIP S&P 500 Index Fund will have only nominal assets and no performance or financial history prior to the closing of the Reorganization. It is proposed that, to the extent the Reorganization of the S&P 500 Portfolio is approved by that Fund’s shareholders and completed, the Standard Class shares of the LVIP S&P 500 Index Fund will succeed to the performance and financial information of the S&P 500 Portfolio. Performance of the Service Class shares of the LVIP S&P 500 Index Fund would have been similar to the Standard Class shares because both classes of shares would have been invested in the same portfolio of securities and have the same portfolio management. However, because each class of shares has different distribution fees, the performance of each class would have differed.

Accompanying this Proxy Statement/Prospectus as Exhibit A and Exhibit B is a copy of the form of each Agreement and Plan of Reorganization pertaining to the transaction.

Q.	How do the Reorganizations of the Funds relate to one another?

The Reorganizations of the Funds, if approved by shareholders, will result in two funds, the S&P 500 Portfolio and the Core Fund, being reorganized into a third fund, the LVIP S&P 500 Index Fund. While the Reorganization proposal for each Fund is described in this single Proxy Statement/Prospectus, the Reorganizations will be voted upon separately by the respective shareholders of each Fund and are not contingent upon one another. Thus, if shareholders of your Fund approve the Reorganization of your Fund, your Fund will be reorganized into the LVIP S&P 500 Index Fund even if shareholders of other Fund do not approve their Reorganization.

Q.	How do the Funds differ?

The S&P 500 Portfolio and the LVIP S&P 500 Index Fund have identical investment objectives, policies and principal risks. The Core Fund and the LVIP S&P 500 Index Fund have some similar investment policies and principal risks and, under normal circumstances, invest substantially all of their assets in the U.S. equity markets. However, the Funds have different investment objectives and strategies.

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S&P 500 Portfolio and LVIP S&P 500 Index Fund

	S&P 500 Portfolio (Your Fund)	LVIP S&P 500 Index Fund (Acquiring Fund)

Investment Objective	To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.	Identical.

Principal Investment Polices	Invest in all the securities that make up the S&P 500 Index, although the Fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances.	Identical.

Principal Investment Risks	Market risk.	Market risk.

Core Fund and LVIP S&P 500 Index Fund

	Core Fund (Your Fund)	LVIP S&P 500 Index Fund (Acquiring Fund)

Investment Objective	Long-term capital appreciation.	To approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

Principal Investment Polices	Invest primarily in equity securities of U.S. companies —normally in medium and large-sized companies but may also invest in small companies. When evaluating performance, the S&P 500 Index is used as the benchmark.	Invest in all the securities that make up the S&P 500 Index, although the Fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances.

Principal Investment Risks	Market risk.	Market risk.

Please see the section entitled “Principal Investment Strategies and Risks of Each Fund” in this Proxy Statement/Prospectus for a more detailed discussion of the similarities and differences in the Funds’ investment objectives, policies and principal risks.

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Q.	Will there be any tax consequences as a result of the merger?

Each Reorganization transaction is being structured as a tax-free reorganization. See “Information About the Reorganizations—Federal Income Tax Consequences.” Shareholders should consult their tax advisors to determine the actual impact of the Reorganizations on them in light of their individual tax circumstances.

Q.	Will my vote make a difference?

Your vote is important regardless of the number of shares attributable to your variable contract and/or qualified plan. To avoid the added cost of follow-up solicitations and possible adjournments, please take a few minutes to read the proxy statement/prospectus and provide voting instructions. It is important that your voting instructions be received before the Special Meeting of Shareholders.

Q.	Who will pay for the costs of the preparation, printing and mailing of this Proxy Statement/Prospectus?

Lincoln Life has agreed to pay the costs of the Reorganization involving the S&P 500 Portfolio, which includes preparation of the Proxy Statement/Prospectus, printing and distributing the S&P 500 Portfolio’s proxy materials, legal fees, accounting fees, and expenses of holding the S&P 500 Portfolio’s shareholder meeting. We do not anticipate any brokerage costs associated with repositioning the S&P 500 Portfolio’s portfolio holdings as a result of the Reorganization.

Lincoln Life has agreed to pay the costs of the Reorganization involving the Core Fund, which includes preparation of the Proxy Statement/Prospectus, printing and distributing the Core Fund’s proxy materials, legal fees, accounting fees, and expenses of holding the Core Fund’s shareholder meeting. However, the brokerage costs associated with repositioning the Core Fund’s portfolio holdings in connection with the Reorganization will be shared by the LVIP S&P 500 Index Fund and Lincoln Life in accordance with a methodology approved by the Board of Trustees of the Trust.

Q.	How do the Boards recommend that I vote?

The Board of Directors of the Company and the Board of Trustees of the Trust each recommends that you provide voting instructions to APPROVE the Reorganizations on behalf of the S&P 500 Portfolio and Core Fund, respectively.

Q.	How do I give my voting instructions?

VOTING PROCEDURES

Contract Owners are urged to designate their choice on the matter to be acted upon by using one of the following three methods:

1.	BY INTERNET

•	Read the Proxy Statement/Prospectus.

•	Go to the voting link found on your proxy card.

•	Follow the instructions using your proxy card as a guide.

•	(Do not mail the proxy card if you provide voting instructions by Internet.)

2.	BY MAIL

•	Read the Proxy Statement/Prospectus.

•	Date, sign, and return the enclosed proxy card in the envelope provided, which requires no postage if mailed in the United States.

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3.	BY TELEPHONE

•	Read the Proxy Statement/Prospectus.

•	Call the toll-free number found on your proxy card.

•	Follow the recorded instructions using your proxy card as a guide.

•	(Do not mail the proxy card if you provide voting instructions by telephone.)

Q.	Who do I call if I have questions?

If you have any questions about the meetings or anything in this Proxy Statement/Prospectus, please feel free to call us toll free at (800) 258-3648 for the S&P 500 Portfolio or (800) 4LINCOLN (454-6265) for the Core Fund.

Q.	Is there any other information available to me?

S&P 500 Portfolio. The following documents have been filed with the Securities and Exchange Commission (“SEC”) (File Nos. 811-04161; 002-94479): (i) the Prospectus of the S&P 500 Portfolio dated May 1, 2006, which is incorporated herein by reference into this Proxy Statement/Prospectus; (ii) the Statement of Additional Information for the S&P 500 Portfolio dated May 1, 2006; (iii) the Annual Report for the S&P 500 Portfolio dated December 31, 2005; and (iv) the Semi-Annual Report for the S&P 500 Portfolio dated June 30, 2006.

Core Fund. The following documents have been filed with the SEC (SEC File Nos: 811-08090; 33-70742): (i) the Prospectus of the Core Fund (Standard Class shares) dated May 1, 2006, which is incorporated herein by reference into this Proxy Statement/Prospectus; (ii) the Prospectus of the Core Fund (Service Class shares) dated May 1, 2006, which is incorporated herein by reference into this Proxy Statement/Prospectus; (iii) the Statement of Additional Information for the Core Fund (Standard and Service Class shares) dated May 1, 2006, as supplemented on July 13, 2006; (iv) the Annual Report for the Core Fund dated December 31, 2005; and (v) the Semi-Annual Report for the Core Fund dated June 30, 2006.

LVIP S&P 500 Index Fund. The following documents have been filed with the SEC (SEC File Nos. 811-08090; 33-70742): (i) the preliminary Prospectus of the LVIP S&P 500 Index Fund (Standard Class shares), subject to completion dated December 1, 2006; (ii) the preliminary Prospectus of the LVIP S&P 500 Index Fund (Service Class shares), subject to completion dated December 1, 2006; and (iii) the preliminary Statement of Additional Information for the LVIP S&P 500 Index Fund (Standard and Service Class shares), subject to completion dated December 1, 2006. When the listed documents were filed, the Fund was named the “Large Cap Index Fund.” After those filings, but before the filing of this Proxy/Registration Statement, the Fund changed its name to the “LVIP S&P 500 Index Fund.”

Copies of each of these documents, the Statement of Additional Information related to this Proxy Statement/Prospectus and any subsequently released shareholder reports are available upon request and without charge by calling (800) 4LINCOLN (454-6265) or by writing to P.O. Box 2340, Fort Wayne, Indiana 46801 and you will be mailed one free of charge. You can also access the Annual Reports and Semi-Annual Reports and any subsequently released shareholder reports at:

http://www.lfg.com/LincolnPageServer?LFGPage=lfg/ipc/prd/lif/vul/index.html

http://www.annuitycontent.lnc.com/LLsup/PDFLibrary/19875A.pdf

http://www.annuitycontent.lnc.com/llsup/PDFLibrary/SAR-A-MF5.pdf

The Funds are subject to the informational requirements of the Securities Exchange Act of 1934, and in accordance therewith file reports and other information including proxy material, reports and charter documents with the SEC. These reports and other information can be inspected and copied at the public reference facilities

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maintained by the SEC at 100 F Street, NE, Room 1580, Washington D.C. 20549. Copies of such material can also be obtained from the Public Reference Branch, Office of Consumer Affairs and Information Services, SEC, Washington, D.C. 20549 at prescribed rates.

This Proxy Statement/Prospectus, which should be retained for future reference, sets forth concisely the information about the LVIP S&P 500 Index Fund that a prospective investor should know before investing. A Statement of Additional Information dated January 26, 2007, relating to this Proxy Statement/Prospectus and each Reorganization is incorporated herein by reference into this Proxy Statement/Prospectus. If you would like to receive a copy of the Statement of Additional Information relating to this Proxy Statement/Prospectus and the Reorganization or the Prospectuses of either the S&P 500 Portfolio or the Core Fund, call (800) 4LINCOLN (454-6265), or write the LVIP S&P 500 Index Fund at P.O. Box 2340, Fort Wayne, Indiana 46801 and you will be mailed one promptly, free of charge.

MUTUAL FUND SHARES ARE NOT BANK DEPOSITS AND ARE NOT INSURED OR GUARANTEED BY THE FEDERAL DEPOSIT INSURANCE CORPORATION OR ANY OTHER GOVERNMENT AGENCY. THE SECURITIES AND EXCHANGE COMMISSION HAS NOT APPROVED OR DISAPPROVED THESE SECURITIES OR PASSED UPON THE ADEQUACY OF THIS PROXY STATEMENT/PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS AN OFFENSE.

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Table of Contents

PAGE
SUMMARY	10
How will the Reorganization affect me?	10
Why are the Reorganizations being proposed?	11
What are the key features of the Reorganization?	11
Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?	11
How do the Boards recommend that I vote?	12
What happens if shareholders do not approve the proposal?	12
How do the Funds’ investment objectives, principal investment strategies and risks compare?	12
How do the Funds’ fees and expenses compare?	13
How do the Funds’ performance records compare?	19
Who will be the investment adviser/sub-adviser of my Fund after the Reorganization? What will the advisory and sub-advisory fees be after the Reorganization?	20
What will be the primary federal tax consequences of the Reorganization?	21
Dividends and Distributions	21

INFORMATION ABOUT THE REORGANIZATION	22
Reasons for the Reorganization	22
Board Considerations	22
Agreement and Plan of Reorganization	24
Description of the LVIP S&P 500 Index Fund’s Shares	25
Federal Income Tax Consequences	25
Pro Forma Capitalization	26

COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES	28
Investment Objectives of Each Fund	28
Principal Investment Strategies and Risks of Each Fund	28-30
Fundamental Investment Restrictions	30

COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS	31

PURCHASE AND REDEMPTION OF FUND SHARES	33
Net Asset Value	33
Share Classes	34

MORE INFORMATION ABOUT THE LVIP S&P 500 INDEX FUND	35
Management of the LVIP S&P 500 Index Fund	35
Investment Adviser and Sub-Adviser	35
Market Timing	36
Portfolio Holdings Disclosure	37
Distributions and Federal Income Tax Considerations	37
Certain Management Considerations	37

GENERAL INFORMATION	38
Share Ownership	38
Voting Information	38
Quorum	40
Votes Necessary to Approve Proposals	40
Effect of Abstentions	40
Adjournment	41
Other Information	41
Other Business	42
Contract Owner Proposals	42

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PROPOSAL 1

To Approve an Agreement and Plan of Reorganization

SUMMARY

This summary is qualified in its entirety by reference to the additional information contained elsewhere in this Proxy Statement/Prospectus and the Agreements and Plans of Reorganization (each, a “Reorganization Agreement”), forms of which are attached to this Proxy Statement/Prospectus as Exhibit A and Exhibit B, respectively.

How will the Reorganization affect me?

This Proxy Statement/Prospectus is soliciting shareholders of each of the S&P 500 Portfolio and the Core Fund, respectively, to approve the Reorganization Agreements, which contemplate the transfer of all of the assets and liabilities of your Fund(s) to the LVIP S&P 500 Index Fund in exchange for shares of the LVIP S&P 500 Index Fund having an aggregate value equal to the net asset value of your Fund(s) (“Reorganization”). Your Fund(s) would then distribute to its shareholders the portion of the shares of the LVIP S&P 500 Index Fund to which each such shareholder is entitled. This would result in the liquidation of your Fund. The LVIP S&P 500 Index Fund is a new “shell” series that is designed to consolidate the S&P Portfolio and the Core Fund.

Your Fund	Acquiring Fund
S&P 500 Portfolio	LVIP S&P 500 Index Fund
Core Fund	LVIP S&P 500 Index Fund

You are being asked to approve the Reorganization Agreement(s) applicable to your Fund(s) pursuant to which the Reorganization transaction would be accomplished. Because shareholders of the Funds are being asked to approve a Reorganization transaction that will result in them holding shares of the LVIP S&P 500 Index Fund, this document also serves as a Prospectus for the LVIP S&P 500 Index Fund.

If the Reorganization Agreement applicable to the S&P 500 Portfolio is approved by that Fund’s shareholders, those shareholders will receive Standard Class shares of the LVIP S&P 500 Index Fund. A former S&P 500 Portfolio shareholder then would hold that number of full and fractional Standard Class shares of the LVIP S&P 500 Index Fund which have an aggregate net asset value equal to the aggregate net asset value of the shareholder’s shares of the S&P 500 Portfolio as of the close of business on the date of the Reorganization.

If the Reorganization Agreement applicable to the Core Fund is approved by that Fund’s shareholders, holders of Standard and Service Class shares of that Fund will receive Standard and Service Class shares, respectively, of the LVIP S&P 500 Index Fund. A former Core Fund shareholder then would hold that number of full and fractional Standard or Service Class shares of the LVIP S&P 500 Index Fund which have an aggregate net asset value equal to the aggregate net asset value of the shareholders Standard or Service Class shares of the Core Fund as of the close of business on the date of the Reorganization.

The S&P 500 Portfolio is a separate diversified series of the Company, a Maryland corporation. The Core Fund and the LVIP S&P 500 Index Fund are each a separate series of the Trust, a Delaware statutory trust. The Company and the Trust are each registered as an open-end management investment company under the Investment Company Act of 1940, as amended (“1940 Act”). Like the S&P 500 Portfolio and the Core Fund, the LVIP S&P 500 Index Fund will declare and pay dividends from net investment income annually and will distribute net realized capital gains, if any, to the Accounts (not to you) once a year. These dividends and

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distributions will continue to be reinvested in additional Standard/Service Class shares of the LVIP S&P 500 Index Fund. However, unlike the S&P 500 Portfolio and the Core Fund, the investment objective of the LVIP S&P 500 Index Fund is non-fundamental, meaning that the LVIP S&P 500 Index Fund may change or modify its investment objective with only Board, and not also shareholder, approval. Thus, if shareholders of the S&P 500 Portfolio and the Core Fund approve the Reorganization of their Fund into the LVIP S&P 500 Index Fund, their approval to change or modify the investment objective of their fund will no longer be required. The Board of the LVIP S&P 500 Index Fund, like the Board of the S&P 500 Portfolio and the Core Fund, still would be required to approve any such change in advance.

The Reorganizations will not affect your rights under your variable annuity contract or variable life insurance policy. The value of your contract or policy will remain the same immediately following the Reorganizations. Each Fund will sell its shares (either directly or indirectly) on a continuous basis at net asset value only to insurance companies and to employee benefit plans that are qualified plans under federal tax law. Each insurance company will each keep the same separate account. The value of your contract or policy will be allocated to the same separate account and that separate account will invest in the LVIP S&P 500 Index Fund after the Reorganizations. After the Reorganizations your contract or policy value will depend on the performance of the LVIP S&P 500 Index Fund rather than that of the S&P 500 Portfolio and/or Core Fund, as applicable.

Why are the Reorganizations being proposed?

The Reorganizations are part of an effort to streamline and rationalize investment offerings with similar investment objectives and similar investment strategies that serve or will serve as funding vehicles for the variable annuity contracts and variable life insurance policies issued by insurance companies that are a part of Lincoln Financial Group. Combining Funds with similar investment objectives and strategies is expected to result in operational efficiencies, although no assurance can be given that these efficiencies will be achieved. The Company’s Board of Directors and the Trust’s Board of Trustees believe that the S&P 500 Portfolio and Core Fund Reorganization, respectively, are in the best interests of each Fund’s particular shareholders.

What are the key features of the Reorganization?

Each Reorganization Agreement sets forth the key features of the Reorganization. For a complete description of each Reorganization, see Exhibit A and Exhibit B. Each Reorganization Agreement generally provides for the following:

•	The transfer in-kind of all of the assets attributable to the shares of your Fund(s) to the LVIP S&P 500 Index Fund in exchange for shares of the LVIP S&P 500 Index Fund having an aggregate value equal to the net asset value of your Fund(s);

•	The assumption by the LVIP S&P 500 Index Fund of all of the liabilities of your Fund(s);

•	The liquidation of your Fund by distribution of shares of the LVIP S&P 500 Index Fund to your Fund’s record holders; and

•	The structuring of the Reorganization as a tax-free reorganization for federal income tax purposes.

If the Reorganization Agreements are approved by shareholders, the Reorganizations are expected to be completed after the close of business on April 27, 2007.

Will I be able to purchase and redeem shares, change my investment options, annuitize and receive distributions the same way?

Yes. The Reorganizations will not affect your right to purchase and redeem shares, to change among the separate account options offered by insurance companies that are a part of Lincoln Financial Group to annuitize,

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and to receive distributions as permitted with respect to your Account. After the Reorganizations, you will be able to purchase additional Standard or Service Class shares, as applicable, of the LVIP S&P 500 Index Fund for your Account. For more information, see “Dividends and Distributions” and “Purchase and Redemption of Fund Shares” below.

Will I have to pay any sales load, commission or other transactional fee in connection with the Reorganization?

No. The full value of the shares of your Fund will be exchanged for shares of the LVIP S&P 500 Index Fund without any sales load, commission or other transactional fee being imposed. Owners of S&P 500 Index Fund shares will have the full value of their shares exchanged for shares of the Standard Class of the LVIP S&P 500 Index Fund without any sales load, commission or other transactional fee being imposed. Likewise, owners of Core Fund shares will have the full value of their shares exchanged for shares of the Standard Class or Service Class, as applicable, of the LVIP S&P 500 Index Fund without any sales load, commission or other transactional fee being imposed.

Although Lincoln Life will pay expenses of each Reorganization, including the preparation of the Registration Statements, printing and distributing the Funds’ proxy materials, legal fees, account fees, and expenses of holding shareholders’ meetings, owners of the LVIP S&P 500 Index Fund will pay a portion of the brokerage costs associated with repositioning the Funds’ portfolio holdings in connection with the Reorganization.

How do the Boards recommend that I vote?

The Company’s Board of Directors and the Fund’s Board of Trustees are recommending that you provide voting instructions to APPROVE the proposal for the S&P 500 Portfolio and the Core Fund, respectively.

What happens if shareholders do not approve the Proposal?

If S&P 500 Portfolio shareholders do not approve the Reorganization Agreement applicable to that Fund, the Reorganization of the S&P 500 Portfolio into the LVIP S&P 500 Index Fund will not occur. In such an event, the S&P 500 Portfolio and the LVIP S&P 500 Index Fund will continue to operate separately, and the S&P 500 Portfolio’s investment adviser and the Board of Directors of the Company will determine what additional steps may be appropriate and in the best interests of the S&P 500 Portfolio and its shareholders. Nevertheless, if shareholders of the Core Fund approve the Reorganization Agreement applicable to that Fund, the Reorganization of the Core Fund into the LVIP S&P 500 Index Fund will occur.

Likewise, if Core Fund shareholders do not approve the Reorganization Agreement applicable to that Fund, the Reorganization of the Core Fund into the LVIP S&P 500 Index Fund will not occur. In such an event, the Core Fund and the LVIP S&P 500 Index Fund will continue to operate separately, and the Core Fund’s investment adviser and the Board of Trustees of the Trust will determine what additional steps may be appropriate and in the best interests of the Core Fund and its shareholders, including but not limited to liquidation of the Core Fund. Nevertheless, if shareholders of the S&P 500 Portfolio approve the Reorganization Agreement applicable to that Fund, the Reorganization of the S&P 500 Portfolio into the LVIP S&P 500 Index Fund will occur.

How do the Funds’ investment objectives, principal investment strategies and risks compare?

The S&P 500 Portfolio and the LVIP S&P 500 Index Fund have identical investment objectives, policies and principal risks. The Core Fund and the LVIP S&P 500 Index Fund have some similar investment policies and principal risks and, under normal circumstances, invest substantially all of their assets in the U.S. equity markets. However, the Funds have different investment objectives and strategies.

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S&P 500 Portfolio and LVIP S&P 500 Index Fund

The investment objectives, policies and principal risks of the S&P 500 Portfolio and LVIP S&P 500 Index Fund are identical. Both Funds are “diversified” within the meaning of the 1940 Act and have an investment objective to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index. The investment objective of the S&P 500 Portfolio is fundamental, which means that it may not be changed without a majority vote of the Fund’s outstanding shares. The investment objective of the LVIP S&P 500 Index Fund is non-fundamental, which means that it may be changed without a majority vote of the Fund’s outstanding shares. When evaluating the Funds’ performance, the S&P 500 Index is used as the benchmark.

Each Fund intends to pursues its objectives by investing in all the securities that make up the S&P 500 Index, although the Fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. Under normal market conditions each Fund will invest at least 90% of its net assets in benchmark securities. Both Funds may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500 Index. Both Funds are subject to market risk, derivatives risk and to the risks associated with index investing.

In addition, several of the Funds’ fundamental investment restrictions (e.g. those that would require shareholder approval to change) differ from one another. As discussed more fully below under “Comparison of Investment Objectives and Policies—Fundamental Investment Restrictions” and at Exhibit D, some of the fundamental investment restrictions of the LVIP S&P 500 Index Fund may grant that Fund broader authority to engage in certain activities or make certain types of investments than the S&P 500 Portfolio.

Core Fund and LVIP S&P 500 Index Fund

The Core Fund and LVIP S&P 500 Index Fund have some similar investment policies and principal risks and, under normal circumstances, invest substantially all of their assets in the U.S. equity markets. However, the Funds have different investment objectives and strategies.

Both Funds are diversified series of the Trust. The Core Fund has as its investment objective to seek long-term capital appreciation, while the LVIP S&P 500 Index Fund seeks to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index. The investment objective of the Core Fund is fundamental, which means that it may not be changed without a majority vote of the Fund’s outstanding shares. The investment objective of the LVIP S&P 500 Index Fund is non-fundamental, which means that it may be changed without a majority vote of the Fund’s outstanding shares. When evaluating the Funds’ performance, the S&P 500 Index is used as the benchmark.

A primary difference between the Funds is that the Core Fund is actively managed, while the LVIP S&P 500 Index Fund is passively managed. In addition, the Core Fund normally invests in medium to large-sized companies and may also invest in small companies. The LVIP S&P 500 Index Fund invests primarily in large companies.

Both Funds are subject to market risk. However, the Core Fund is also subject to small- and mid-size company risk and the LVIP S&P 500 Index Fund is subject to derivatives risk and to the risks associated with index investing.

How do the Funds’ fees and expenses compare?

The S&P 500 Portfolio offers only one class of shares. The Core Fund and the LVIP S&P 500 Index Fund each offer two classes of shares: Standard Class and Service Class shares. You will not pay any initial or deferred sales charge in connection with the Reorganization.

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The following tables allow you to compare the various fees and expenses that you may pay for buying and holding shares of each of the Funds. The fees and expenses shown for the shares of the S&P 500 Portfolio and the Core Fund as set forth in the following tables and in the examples are based on the expenses for each respective Fund for the year ended December 31, 2005. In addition, the columns entitled “the LVIP S&P 500 Index Fund (Pro-Forma)” show you what the estimated fees and expenses of the LVIP S&P 500 Index Fund would have been for the year ended December 31, 2005 assuming (1) the Reorganization of both the S&P 500 Portfolio and the Core Fund had taken place, (2) the Reorganization of S&P 500 Portfolio but not the Core Fund had taken place, and (3) the Reorganization of Core Fund but not the S&P 500 Portfolio had taken place.

If the Reorganization Agreement applicable to the S&P 500 Portfolio is approved by that Fund’s shareholders, those shareholders will receive Standard Class shares of the LVIP S&P 500 Index Fund. If the Reorganization Agreement applicable to the Core Fund is approved by that Fund’s shareholders, holders of Standard and Service Class shares of that Fund will receive Standard and Service Class shares, respectively, of the LVIP S&P 500 Index Fund.

Below each set of tables are tables showing examples of the total expenses you would pay on a $10,000 investment over one-, three-, five-, and ten-year periods. The examples are intended to help you compare the cost of investing in the S&P 500 Portfolio, the Core Fund, the LVIP S&P 500 Index Fund and the LVIP S&P 500 Index Fund (Pro Forma), assuming (1) the Reorganization of both the S&P 500 Portfolio and the Core Fund had taken place as of December 31, 2005, (2) the Reorganization of S&P 500 Portfolio but not the Core Fund had taken place as of December 31, 2005, and (3) the Reorganization of Core Fund but not the S&P 500 Portfolio had taken place as of December 31, 2005. The examples also assume a 5% average annual return, that you redeem all of your shares at the end of each time period and that you reinvest all of your dividends. The following tables also assume that total annual operating expenses remain the same. The examples are for illustration only, and your actual costs may be higher or lower.

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THE EXAMPLES DO NOT REFLECT ANY FEES, EXPENSES AND WITHDRAWAL CHARGES IMPOSED BY THE VARIABLE ANNUITY CONTRACTS OR VARIABLE LIFE INSURANCE POLICIES FOR WHICH THE FUNDS SERVE AS INVESTMENT VEHICLES. IF THOSE FEES AND EXPENSES HAD BEEN INCLUDED, YOUR COSTS WOULD BE HIGHER.

1. Assuming the Reorganization of Both the S&P 500 Portfolio and the Core Fund

	S&P 500 Portfolio		Core Fund				LVIP S&P 500 Index Fund				LVIP S&P 500 Index Fund (Pro Forma)
			Standard Class		Service Class		Standard Class		Service Class		Standard Class		Service Class
Shareholder Fees (fees paid by the investor directly)
Sales Charge (Load) Imposed on Purchases	N/A		N/A		N/A		N/A		N/A		N/A		N/A
Deferred Sales Charge (Load)	N/A		N/A		N/A		N/A		N/A		N/A		N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A		N/A		N/A		N/A		N/A		N/A		N/A
Redemption Fee	N/A		N/A		N/A		N/A		N/A		N/A		N/A
Exchange Fee	N/A		N/A		N/A		N/A		N/A		N/A		N/A

Annual Fund Operating Expenses (expenses that are deducted from fund assets)
Management Fees	0.24%		0.69%		0.69%		0.24%		0.24%		0.24%		0.24%
Distribution and 12b-1 Fees	None		None		0.25%		None		0.25%		None		0.25%
Other Expenses	0.10%		2.92%		2.92%		0.20	%(C)	0.20	%(C)	0.14%		0.14%
Total Annual Fund Operating Expenses	0.34	%(A)	3.61%		3.86%		0.44%		0.69%		0.38%		0.63%
Less Fee Waiver and Expense Reimbursement	—(A)		(2.77	%)(B)	(2.77	%)(B)	(0.16	%)(D)	(0.16	%)(D)	(0.10	%)(D)	(0.10	%)(D)
Net Expenses	0.34	%(A)	0.84%		1.09%		0.28%		0.53%		0.28%		0.53%

(A)	The S&P 500 Portfolio’s investment adviser, JPIA, has voluntarily agreed to reimburse the S&P 500 Portfolio to the extent that the Fund’s Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, or extraordinary expenses) exceed 0.28% of the Fund’s average daily net assets. This arrangement may be discontinued by JPIA at any time.
(B)	Lincoln Life has contractually agreed to reimburse the Core Fund’s Standard Class shares and Service Class shares to the extent that the Total Annual Fund Operating Expenses exceed 0.84% and 1.09%, respectively, of average daily net assets of that Class. The Agreement will continue at least through April 30, 2007, and will renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Fund.
(C)	Other expenses have been estimated for the current fiscal year.
(D)	The LVIP S&P 500 Index Fund’s investment advisor, JPIA, has contractually agreed to reimburse the LVIP S&P 500 Index Fund’s Standard Class shares and Service Class shares to the extent that the Total Annual Fund Operating Expenses exceed 0.28% and 0.53%, respectively, of average daily net assets of that Class. The Agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless JPIA provides written notice of termination to the Fund.

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	S&P 500 Portfolio(A)
	One Year	Three Years	Five Years	Ten Years
	$35	$109	$191	$431

	Core Fund(B)
	One Year	Three Years	Five Years	Ten Years
Standard Class	$86	$848	$1,632	$3,689
Service Class	$111	$922	$1,752	$3,912

	LVIP S&P 500 Index Fund(C)
	One Year	Three Years	Five Years	Ten Years
Standard Class	$29	$125	N/A	N/A
Service Class	$54	$205	N/A	N/A

	LVIP S&P 500 Index Fund (Pro Forma)(D)
	One Year	Three Years	Five Years	Ten Years
Standard Class	$29	$112	$203	$471
Service Class	$54	$192	$341	$777

(A)	The S&P 500 Portfolio’s investment adviser, JPIA, has voluntarily agreed to reimburse the S&P 500 Portfolio to the extent that the Fund’s Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, or extraordinary expenses) exceed 0.28% of the Fund’s average daily net assets. This arrangement may be discontinued by JPIA at any time. The table above reflects the annual expenses of the Fund before any reimbursement. Actual net expenses, based on the assumptions described above, would be $29, $90, $157 and $356 for the 1 year, 3 year, 5 year and 10 year periods, respectively.
(B)	These examples reflect the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten.
(C)	These examples reflect the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the three-year period.
(D)	These examples reflect the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten.

2. Assuming the Reorganization of the S&P 500 Portfolio but NOT the Core Fund

	S&P 500 Portfolio		LVIP S&P 500 Index Fund				LVIP S&P 500 Index Fund (Pro Forma)
			Standard Class		Service Class		Standard Class		Service Class
Sales Charge (Load) Imposed on Purchases	N/A		N/A		N/A		N/A		N/A
Deferred Sales Charge (Load)	N/A		N/A		N/A		N/A		N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A		N/A		N/A		N/A		N/A
Redemption Fee	N/A		N/A		N/A		N/A		N/A
Exchange Fee	N/A		N/A		N/A		N/A		N/A
Management Fees	0.24%		0.24%		0.24%		0.24%		0.24%
Distribution and 12b-1 Fees	None		None		0.25%		None		0.25%
Other Expenses	0.10%		0.20	%(B)	0.20	%(B)	0.13%		0.13%
Total Annual Fund Operating Expenses	0.34	%(A)	0.44%		0.69%		0.37%		0.62%
Less Fee Waiver and Expense Reimbursement	N/A		(0.16	%)(C)	(0.16	%)(C)	(0.09	%)(C)	(0.09	%)(C)
Net Expenses	0.34%		0.28%		0.53%		0.28%		0.53%

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(A)	The S&P 500 Portfolio’s investment adviser, JPIA, has voluntarily agreed to reimburse the S&P 500 Portfolio to the extent that the Fund’s Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, or extraordinary expenses) exceed 0.28% of the Fund’s average daily net assets. This arrangement may be discontinued by JPIA at any time.
(B)	Other Expenses have been estimated for the current fiscal year.
(C)	The LVIP S&P 500 Index Fund’s investment advisor, JPIA, has contractually agreed to reimburse the LVIP S&P 500 Index Fund’s Standard Class shares and Service Class shares to the extent that the Total Annual Fund Operating Expenses exceed 0.28% and 0.53%, respectively, of average daily net assets of that Class. The Agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless JPIA provides written notice of termination to the Fund.

	S&P 500 Portfolio(A)
	One Year	Three Years	Five Years	Ten Years
	$35	$109	$191	$431

	LVIP S&P 500 Index Fund(B)
	One Year	Three Years	Five Years	Ten Years
Standard Class	$29	$125	N/A	N/A
Service Class	$54	$205	N/A	N/A

	LVIP S&P 500 Index Fund (Pro Forma)(C)
	One Year	Three Years	Five Years	Ten Years
Standard Class	$29	$110	$199	$459
Service Class	$54	$189	$337	$766

(A)	The S&P 500 Portfolio’s investment adviser, JPIA, has voluntarily agreed to reimburse the S&P 500 Portfolio to the extent that the Fund’s Total Annual Fund Operating Expenses (excluding interest, taxes, brokerage commissions, or extraordinary expenses) exceed 0.28% of the Fund’s average daily net assets. This arrangement may be discontinued by JPIA at any time. The table above reflects the annual expenses of the Fund before any reimbursement. Actual net expenses, based on the assumptions described above, would be $29, $90, $157 and $356 for the 1 year, 3 year, 5 year and 10 year periods, respectively.
(B)	These examples reflect the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the three-year period.
(C)	These examples reflect the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for years two through ten.

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3. Assuming the Reorganization of the Core Fund but NOT the S&P 500 Portfolio

	Core Fund				LVIP S&P 500 Index Fund				LVIP S&P 500 Index Fund (Pro Forma)
	Standard Class		Service Class		Standard Class		Service Class		Standard Class		Service Class
Sales Charge (Load) Imposed on Purchases	N/A		N/A		N/A		N/A		N/A		N/A
Deferred Sales Charge (Load)	N/A		N/A		N/A		N/A		N/A		N/A
Maximum Sales Charge (Load) Imposed on Reinvested Dividends	N/A		N/A		N/A		N/A		N/A		N/A
Redemption Fee	N/A		N/A		N/A		N/A		N/A		N/A
Exchange Fee	N/A		N/A		N/A		N/A		N/A		N/A
Management Fees	0.69%		0.69%		0.24%		0.24%		0.24%		0.24%
Distribution and 12b-1 Fees	None		0.25%		None		0.25%		None		0.25%
Other Expenses	2.92%		2.92%		.20	%(B)	.20	%(B)	1.40%		1.40%
Total Annual Fund Operating Expenses	3.61%		3.86%		.44%		.69%		1.64%		1.89%
Less Fee Waiver and Expense Reimbursement	(2.77	%)(A)	(2.77	%)(A)	(.16	%)(C)	(.16	%)(C)	(1.36	%)(C)	(1.36	%)(C)
Net Expenses	0.84%		1.09%		0.28%		0.53%		0.28%		0.53%

(A)	Lincoln Life has contractually agreed to reimburse the Core Fund’s Standard Class shares and Service Class shares to the extent that the Total Annual Fund Operating Expenses exceed 0.84% and 1.09%, respectively, of average daily net assets of that Class. The Agreement will continue at least through April 30, 2007, and will renew automatically for one-year terms unless Lincoln Life provides written notice of termination to the Fund.
(B)	Other Expenses have been estimated for the current fiscal year.
(C)	The LVIP S&P 500 Index Fund’s investment advisor, JPIA, has contractually agreed to reimburse the LVIP S&P 500 Index Fund’s Standard Class shares and Service Class shares to the extent that the Total Annual Fund Operating Expenses exceed 0.28% and 0.53%, respectively, of average daily net assets of that Class. The Agreement will continue at least through April 30, 2008, and will renew automatically for one-year terms unless JPIA provides written notice of termination to the Fund.

	Core Fund(A)
	One Year	Three Years	Five Years	Ten Years
Standard Class	$86	$848	$1,632	$3,689
Service Class	$111	$922	$1,752	$3,912

	LVIP S&P 500 Index Fund(B)
	One Year	Three Years	Five Years	Ten Years
Standard Class	$29	$125	N/A	N/A
Service Class	$54	$205	N/A	N/A

	LVIP S&P 500 Index Fund (Pro Forma)(C)
	One Year	Three Years	Five Years	Ten Years
Standard Class	$29	$384	$763	$1,829
Service Class	$54	$461	$894	$2,100

(A)	These examples reflect the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten.
(B)	These examples reflect the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the three-year period.
(C)	These examples reflect the net operating expenses with expense waivers for the one-year contractual period and the total operating expenses without expense waivers for the years two through ten.

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How do the Funds’ performance records compare?

The following chart shows how the S&P 500 Portfolio performed in the past. Performance for the Core Fund is not available, as the Fund had not been in operation for a full year as of December 31, 2005. The Core Fund’ inception was May 3, 2005. The LVIP S&P 500 Index Fund has not yet commenced operations. Consequently, no performance information is available. However, if the Reorganization of the S&P 500 Portfolio is approved by that Fund’s shareholders and completed, Standard Class shares of the LVIP S&P 500 Index Fund will succeed to the performance and financial history of the S&P 500 Portfolio, which is set forth below. However, due to differences in the fees and expenses of the S&P 500 Portfolio and the Service Class shares of the LVIP S&P 500 Index Fund, the performance of the LVIP S&P 500 Index Fund would have differed.

If the Reorganization of the S&P 500 Portfolio is not approved by that Fund’s shareholders but the Reorganization of the Core Fund is approved by that Fund’s shareholders and completed, Service Class and Standard Class shares of the LVIP S&P 500 Index Fund will succeed to the performance and financial history of the Service Class and Standard Class shares, respectively, of the Core Fund. However, due to the different investment objectives and strategies and the differences in the fees and expenses of the Core Fund and the LVIP S&P 500 Index Fund, the performance of the LVIP S&P 500 Index Fund would have differed.

PAST PERFORMANCE IS NOT AN INDICATION OF FUTURE RESULTS.

Additional information regarding the performance of the S&P 500 Portfolio and the Core Fund is contained in “Management’s Discussion of Fund Performance and Financial Highlights” in Exhibit C to this Proxy Statement/Prospectus.

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Year-by-Year Total Return (%)

The following chart and table provide some indication of the risks of investing in the S&P 500 Portfolio’s shares. The information shows: (a) changes in the S&P 500 Portfolio shares’ performance from year to year; and (b) a comparison of the S&P 500 Portfolio’s average annual returns for one year, five years, and since inception to those of a broad-based index. Please note that the past performance of the S&P 500 Portfolio is not necessarily an indication of how the Fund will perform in the future. Further, the returns do not reflect variable contract expenses. If reflected, the returns shown would be lower.

JPVF S&P 500 Standard Class

Year to date through September 30, 2006: 8.33%

During the periods shown in the above chart, the S&P 500 Portfolio’s highest return for a quarter occurred in the 2nd quarter of 2003 at: 15.28%. The S&P 500 Portfolio’s lowest return for a quarter occurred in the 3rd quarter of 2002 at: -17.26%.

Average Annual Total Return (for the period ended 12/31/2005)(A)
	1 Year	5 Years	Since Inception(1)
S&P 500 Index Portfolio	4.69%	0.25%	-1.34%
S & P 500® Index(2)	4.91%	0.54%	-1.06%

(1)	Return calculated from inception date, 5/1/00.
(2)	The S&P 500® Index is a widely recognized unmanaged index of common stocks.
(A)	Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. If such fees and charges were included the returns would be less than those shown. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost.

Who will be the investment adviser/sub-adviser of my Fund after the Reorganization? What will the advisory and sub-advisory fees be after the Reorganization?

The overall management of the LVIP S&P 500 Index Fund is the responsibility of, and is supervised by, the Board of Trustees of the Trust. The following information describes the Funds’ investment adviser and sub-advisers.

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Adviser and Sub-Advisers

S&P 500 Portfolio. Currently, Jefferson Pilot Investment Advisory Corporation (“JPIA”) serves as the investment adviser for the S&P 500 Portfolio. JPIA is registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation. JPIA has engaged Mellon Capital Management Corporation (“Mellon Capital”) to serve as the S&P 500 Portfolio’s sub-adviser and make the day-to-day investment decisions for that Fund.

Core Fund. Delaware Management Company (“DMC”), a series of Delaware Management Business Trust, serves as the investment adviser for the Core Fund. DMC has engaged Clearbridge Advisors, LLC (“Clearbridge”), to serve as the Core Fund’s sub-adviser and make the day-to-day investment decisions for that Fund. Shareholders of the Core Fund are being asked in separate proxy materials to approve a new investment management agreement with JPIA.

LVIP S&P 500 Index Fund. JPIA is the investment adviser for the LVIP S&P 500 Index Fund. JPIA has engaged Mellon Capital to serve as the LVIP S&P 500 Index Fund’s sub-adviser and make the day-to-day investment decisions for that Fund.

Advisory and Sub-Advisory Fees (as a percentage of average daily net assets)

Fund	Investment Adviser	Fee Rate	Sub-Adviser	Rate Received by Sub-Adviser

S&P 500 Portfolio	JPIA	First $500 million 0.24% Next $500 million 0.20% Over $1 billion 0.16%	Mellon Capital*	First $500 million 0.05% Next $500 million 0.025% Over $1 billion 0.01%

Core Fund	DMC	All assets 0.69%	Clearbridge Advisors, LLC	First $500 million 0.40% Over $500 million 0.35%

LVIP S&P 500 Index Fund	JPIA	First $500 million 0.24% Next $500 million 0.20% Over $1 billion 0.16%	Mellon Capital*	First $500 million 0.015% Next $500 million 0.015% Over $1 billion 0.010%

*	JPIA pays Mellon Capital a minimum annual fee of $100,000.

What will be the primary federal tax consequences of the Reorganization?

Each Reorganization transaction is intended to qualify as a tax-free reorganization for federal income tax purposes. Assuming a Reorganization qualifies for such treatment and each shareholder’s variable annuity contract or variable life insurance policy is treated as a variable annuity for federal income tax purposes, each shareholder will not recognize taxable income as a result of the Reorganization. As a condition to the closing of each Reorganization, your Fund will receive an opinion of counsel to the effect that the Reorganization will qualify as a tax-free reorganization for federal income tax purposes. You should separately consider any state, local and other tax consequences in consultation with your tax advisor. Opinions of counsel are not binding on the Internal Revenue Service or the courts.

Dividends and Distributions

Each Fund declares and pays dividends from net investment income and net realized capital gains each year to its shareholders. A fund may distribute net realized capital gains only once a year. As described in more detail in “More Information About the Funds—Distributions” below, all dividends and distributions are reinvested automatically in additional shares of the same class of the respective Fund at net asset value.

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INFORMATION ABOUT THE REORGANIZATION

Reasons for the Reorganization

The Reorganizations are part of an effort to streamline and rationalize investment offerings with similar investment objectives and similar investment strategies that serve as funding vehicles for the variable annuity contract or variable life insurance policy issued by insurance companies that are a part of Lincoln Financial Group. The combination of funds with similar investment objectives and strategies is expected to result in operational efficiencies, although no assurance can be given that these efficiencies will be achieved.

Board Considerations

S&P 500 Portfolio

At a regular meeting held on November 6, 2006, all of the Directors of the S&P 500 Portfolio considered and approved the Reorganization; they determined that the Reorganization was in the best interests of shareholders of the S&P 500 Portfolio, and that the interests of existing shareholders of the S&P 500 Portfolio will not be diluted as a result of the transactions contemplated by the Reorganization.

Similarly, at a meeting held on November 13, 2006, the Board of the Trust also approved the Reorganization with respect to the LVIP S&P 500 Index Fund and determined that the Reorganization was in the best interests of the LVIP S&P 500 Index Fund and the interests of shareholders of the LVIP S&P 500 Index Fund would not be diluted as a result of the Reorganization.

Before approving the Plan of Reorganization, the S&P 500 Portfolio Directors evaluated extensive information provided by officers for the Jefferson Pilot Variable Fund, Inc. and the Lincoln Variable Insurance Products Trust. During their review of the proposed Reorganization, the Independent Directors consulted with their Independent Counsel regarding the legal considerations involved in the Reorganization.

In approving the merger of the S&P 500 Portfolio into the LVIP S&P 500 Index Fund, the Board considered the following factors:

•	The investment adviser (JPIAC) and sub-adviser (Mellon) to the S&P 500 Portfolio will remain the same after the Reorganization;

•	The investment objective, principal investment strategies and main risks of the S&P 500 Portfolio will remain substantially the same after the merger into the LVIP S&P 500 Index Fund;

•	Enhanced distribution reach of the LVIP S&P 500 Index Fund may afford the shareholders of the S&P 500 Portfolio the potential for greater economies of scale and potentially lower fees in the future; and

•	JPIAC has voluntarily agreed to continue the arrangement whereby it will reimburse the LVIP S&P 500 Index Fund to the extent that the total expenses for the LVIP S&P 500 Index Fund exceed 0.28% of average daily net assets for the Standard Class and 0.53% of average daily net assets for the Service Class.

After consideration of the factors noted above, together with other factors and information considered to be relevant, and recognizing that there can be no assurance that any operating efficiencies or other benefits will in fact be realized, the Directors of the S&P 500 Portfolio concluded that the Reorganization would be in the best interests of the S&P 500 Portfolio and its shareholders. Consequently, they approved the Reorganization Agreement and directed that the Reorganization Agreement be submitted to shareholders of the S&P 500 Portfolio for approval.

Core Fund

At a meeting held on November 13, 2006, the Board of the Trust, including all of the Trustees who are not “interested persons” of the Trust (as such term is defined in the 1940 Act) (“the Independent Trustees”),

22

considered and approved the Reorganization. The Board determined that the Reorganization was in the best interests of shareholders of the Core Fund, and that the interests of existing shareholders of the Core Fund would not be diluted as a result of the transactions contemplated by the Reorganization.

Similarly, the Board of the Trust also approved the Reorganization with respect to the LVIP S&P 500 Index Fund and determined that the Reorganization was in the best interests of the LVIP S&P 500 Index Fund and the interests of shareholders of the LVIP S&P 500 Index Fund would not be diluted as a result of the Reorganization.

The proposed Reorganization was proposed and presented to the Board of Trustees of the Trust at Board meetings held on August 14, 2006, October 11, 2006 and November 13, 2006, with supporting materials prepared by Funds Management, Lipper Inc., an independent provider of investment company data and independent legal counsel to the Independent Trustees. The Independent Trustees consulted with their independent legal counsel regarding the nature of the information to be requested, and independent legal counsel on behalf of the Independent Trustees, sent a formal request for information regarding the proposal and the Reorganization to Lincoln. In response to the request and a supplemental request for information, Funds Management provided extensive information regarding the reasons for the proposal and details regarding the Reorganization. The Independent Trustees met separately with their independent legal counsel, in-person and by phone, on several occasions to review and consider the proposal, various factors about the Core Fund and LVIP S&P 500 Index Fund and the proposed Reorganization and the supporting materials provided. Among other matters, independent legal counsel advised the Independent Trustees of the findings that would need to be made by the Board under Rule 17a-8 under the 1940 Act to approve the merger of affiliated funds. The Independent Trustees noted the representation by Funds Management that there would be no dilutive effect upon the shareholders of the funds participating in the Reorganization. The Board determined that: (1) participation in the Reorganization was in the best interests of Core Fund and LVIP S&P 500 Index Fund; and (2) the interests of existing shareholders of Core Fund and LVIP S&P 500 Index Fund would not be diluted as a result of the Reorganization; and approved the Reorganization with respect to Core Fund and LVIP S&P 500 Index Fund.

In approving the Reorganization of Core Fund, based on information provided to them, the Board considered a number of factors, including the following:

•	the Reorganization’s role in the broader initiatives proposed by Funds Management to streamline the fund offerings and to eliminate unprofitable funds in the Lincoln fund complex.

•	the relative small asset size of Core Fund, including the potential benefits to Core Fund in becoming part of a substantially larger LVIP S&P 500 Index Fund, assuming the merger with the S&P 500 Portfolio also occurs, and the potential for resulting economies of scale.

•	that the Reorganization was expected to result in a lower expense ratio for Core Fund shareholders.

•	the investment performance of Core Fund compared to that of LVIP S&P 500 Index Fund.

•	that Lincoln agreed to bear the costs of the Reorganization, including the preparation of the proxy statement/prospectus, printing and distributing Core Fund’s proxy materials, legal fees, and accounting fees. The Board also noted that Lincoln (or its affiliates) agreed to pay certain costs associated with the repositioning of the Funds’ portfolios.

•	that the interests of existing shareholders of Core Fund or LVIP S&P 500 Index Fund will not be diluted as a result of the Reorganization.

•	Funds Management’s proposal that the Jefferson-Pilot S&P 500 Index Fund also merge into LVIP S&P 500 Index Fund.

•	Funds Management’s representation that although the investment objective and strategies of Core Fund and LVIP S&P 500 Index Fund are not the same, that each Fund invests, under normal circumstances, substantially all of its assets in the U.S. equity markets, with LVIP S&P 500 Index Fund having a lower investment advisory fee than the Core Fund;

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•	that LVIP S&P 500 Index Fund will assume all of the liabilities of Core Fund;

•	that the Reorganization has been structured as a tax free transaction for federal income tax purposes; and

•	the benefits that will be derived by Lincoln or its affiliates as a result of the Reorganization as well as from various relationships with the funds, including that Lincoln will no longer have to waive fees and/or absorb expenses under the voluntary expense cap of Core Fund.

Based on all of the foregoing, the Board of the Trust concluded that the proposed Reorganization would be in the best interests of the Core Fund and its shareholders. Consequently, the Board approved the Reorganization Agreement.

Agreement and Plan of Reorganization

The following summary is qualified in its entirety by reference to the Reorganization Agreements (the forms of which are attached as Exhibit A and Exhibit B to this Proxy Statement/Prospectus).

The Reorganization Agreement provides that the LVIP S&P 500 Index Fund will acquire all of the assets, subject to all of the liabilities, of your Fund in exchange for shares of the LVIP S&P 500 Index Fund. Subject to the satisfaction of the conditions described below, such acquisition is scheduled to occur after the close of business on Friday, April 27, 2007, or on a later date as the parties may agree (“Effective Time”). The net asset value per share of each class of your Fund and the net asset value per share of the respective class of the LVIP S&P 500 Index Fund will be determined by dividing the assets of each share class, less liabilities, by the total number of the outstanding shares of that class. The method of valuation to be employed to value the securities of each Fund is in accordance with methods set forth in each Fund’s respective current registration statement on Form N-1A and the valuation procedures then in effect.

The number of full and fractional shares of the LVIP S&P 500 Index Fund you will receive in the Reorganization will be equal in value to the value of your Fund as of 4 p.m. on the day of the Effective Time (unless trading on the New York Stock Exchange or other exchange on which the Funds’ investments primarily trade is disrupted, in which case the Effective Time may be postponed until the first business day after the day on which normal trading resumes on such exchange). Promptly after the Effective Time, the Trust will cause to be registered on its transfer agency books in the name of each record holder of Fund shares immediately prior to the Reorganization the number of LVIP S&P 500 Index Fund shares (and fractional interests in such shares) issued to such record holder in the Reorganization.

The Board has determined, with respect to your Fund that the interests of shareholders will not be diluted as a result of the Reorganization and that participation in the Reorganization is in the best interests of your Fund and its shareholders. Lincoln Life will bear the costs of the Reorganization, which include preparation of the Proxy Statement/Prospectus, printing and distributing your Fund’s proxy materials, legal fees, accounting fees, and expenses of holding shareholders’ meetings. However, the brokerage costs associated with repositioning the Funds’ portfolios in connection with the Reorganization will be shared by the LVIP S&P 500 Index Fund and Lincoln Life in accordance with a methodology approved by the Board of Trustees of the Trust and the Board of Directors of the Company.

Pursuant to this methodology, to the extent that the LVIP S&P 500 Index Fund sells portfolio holdings related to the portfolio transition immediately following the Reorganization, the Fund will absorb the brokerage costs resulting from such sales up to the actual benefit of a reduced expense ratio in the Fund’s first year. To the extent that such brokerage costs exceed the amount that Fund shareholders save in the first year from the reduction in the expense ratio, Lincoln Life will pay the excess brokerage costs. Further, to the extent that the LVIP S&P 500 Index Fund purchases new portfolio holdings following the Reorganization, the LVIP S&P 500 Index Fund will absorb the brokerage costs resulting from such purchases.

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The Reorganization Agreement may be terminated and the Reorganization abandoned at any time prior to the consummation of the Reorganization, before or after approval by the shareholders of your Fund, if circumstances should develop that, in the opinion of the Board of your Fund, make proceeding with the Reorganization inadvisable. The Reorganization Agreement provides that the Reorganization is conditioned upon: (1) the Reorganization Agreement be approved by shareholders of your Fund; and (2) the Company or Trust, as applicable, receives the opinion of its counsel that the transaction contemplated by the Reorganization Agreement will constitute a tax-free reorganization for federal income tax purposes.

Shareholders of your Fund as of the Closing Date will receive shares of the LVIP S&P 500 Index Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued.

Approval of the Reorganization Agreement will require the affirmative vote of a majority of the outstanding shares of your Fund with all classes, if any, voting together and not by class. See “Voting Information.”

THE BOARD, INCLUDING ALL OF THE INDEPENDENT DIRECTORS/TRUSTEES, HAS UNANIMOUSLY RECOMMENDED APPROVAL OF THE

REORGANIZATION AGREEMENT.

Description of the LVIP S&P 500 Index Fund’s Shares

Shareholders of your Fund as of the Closing Date will receive shares of the LVIP S&P 500 Index Fund in accordance with the procedures provided for in the Reorganization Agreement, as described above. Each such share will be fully paid and non-assessable when issued. Full and fractional shares of the respective class of shares of the LVIP S&P 500 Index Fund will be issued to your Fund’s shareholders in accordance with the procedures detailed in the Reorganization Agreement. The shares of the LVIP S&P 500 Index Fund to be issued to your Fund’s shareholders and recorded on the shareholder records of the LVIP S&P 500 Index Fund will have no pre-emptive or conversion rights.

Federal Income Tax Consequences

Assuming each Contract Owner’s variable annuity contract or variable life insurance policy is treated as a variable annuity for federal income tax purposes, each Contract Owner will not recognize taxable income as a result of the Reorganization.

For purposes of this Federal Income Tax Consequences section, “Record Holder” refers to the separate accounts through which insurance companies that are a part of Lincoln Financial Group owns shares of your Fund. The Reorganization is intended to qualify for federal income tax purposes as a tax free reorganization under section 368(a) of the Internal Revenue Code of 1986, as amended (the “Code”). As a condition to the closing of the Reorganization, the S&P 500 Portfolio and the Core Fund will receive an opinion from the law firm of Dechert LLP to the effect that, on the basis of the existing provisions of the Code, U.S. Treasury regulations issued thereunder, current administrative rules, pronouncements and court decisions, and certain representations made by the Funds, for federal income tax purposes, upon consummation of the Reorganization:

(1) The transfer of all of the assets of your Fund solely in exchange for shares of the LVIP S&P 500 Index Fund and the assumption by the LVIP S&P 500 Index Fund of the liabilities of your Fund followed by the distribution of the LVIP S&P 500 Index Fund’s shares to the Record Holders of your Fund in dissolution and liquidation of your Fund, will constitute a “reorganization” within the meaning of section 368(a) of the Code, and your Fund will be a party to a reorganization within the meaning of section 368(b) of the Code;

(2) No gain or loss will be recognized by the LVIP S&P 500 Index Fund upon the receipt of the assets of your Fund solely in exchange for the shares of the LVIP S&P 500 Index Fund and the assumption by the LVIP S&P 500 Index Fund of the liabilities of your Fund;

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(3) No gain or loss will be recognized by your Fund on the transfer of its assets to the LVIP S&P 500 Index Fund in exchange for the LVIP S&P 500 Index Fund’s shares and the assumption by the LVIP S&P 500 Index Fund of the liabilities of your Fund or upon the distribution (whether actual or constructive) of your Fund’s shares to your Fund’s Record Holders in exchange for their shares of the LVIP S&P 500 Index Fund.

(4) No gain or loss will be recognized by your Fund’s Record Holders upon the exchange of their shares of your Fund for shares of the LVIP S&P 500 Index Fund in liquidation of your Fund;

(5) The aggregate tax basis of the shares of the LVIP S&P 500 Index Fund received by each Record Holder of your Fund pursuant to the Reorganization will be the same as the aggregate tax basis of the shares of your Fund held by such Record Holder immediately prior to the Reorganization, and the holding period of the shares of the LVIP S&P 500 Index Fund received by each Record Holder of your Fund will include the period during which the shares of your Fund exchanged therefore were held (provided that the shares of your Fund were held as a capital asset on the date of the Reorganization);

(6) The tax basis of the assets of your Fund acquired by the LVIP S&P 500 Index Fund will be the same as the tax basis of such assets to your Fund immediately prior to the Reorganization, and the holding period of such assets in the hands of the LVIP S&P 500 Index Fund will include the period during which the assets were held by your Fund; and

(7) The LVIP S&P 500 Index Fund will succeed to and take into account capital loss carryovers, if any, of your Fund described in Section 381(c) of the Code. The LVIP S&P 500 Index Fund will take any capital loss carryovers into account subject to the conditions and limitations specified in Sections 381, 382, 383 and 384 of the Code and the regulations thereunder.

The LVIP S&P 500 Index Fund’s utilization after the Reorganization of any pre-Reorganization losses realized by your Fund to offset gains realized by the LVIP S&P 500 Index Fund could be subject to limitation in future years.

Pro-Forma Capitalization

The following table sets forth the capitalization of the S&P 500 Portfolio, Core Fund and LVIP S&P 500 Index Fund as of June 30, 2006 and the capitalization of the LVIP S&P 500 Index Fund on a pro-forma basis assuming (1) the Reorganization of both the S&P 500 Portfolio and the Core Fund had taken place as of that date, (2) the Reorganization of S&P 500 Portfolio but not the Core Fund had taken place as of that date, and (3) the Reorganization of Core Fund but not the S&P 500 Portfolio had taken place as of that date, giving effect to the proposed acquisition of assets at net asset value.

Capitalization of S&P 500 Portfolio, Core Fund and

LVIP S&P 500 Index Fund Pro Forma

(as of June 30, 2006) (Unaudited)

1. Assuming the Reorganizations of the S&P 500 Portfolio and the Core Fund

	Core Fund	S&P 500 Portfolio	Adjustments	LVIP S&P 500 Index Fund Pro Forma (After Reorganization)
Net Assets
Standard Class	$34,063,493	$232,062,453	—	$266,125,946
Service Class	2,274,234	—	—	2,274,234

Total Net Assets	$36,337,727	$232,062,453	—	$268,400,180

Net Asset Value Per Share
Standard Class	$10.754	$8.808		$8.808
Service Class	$10.737	—		$10.737

Shares Outstanding
Standard Class	3,167,579	26,347,388	699,757	30,214,724
Service Class	211,811			211,811

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2. Assuming the Reorganization of the S&P 500 Portfolio but NOT the Core Fund

	S&P 500 Portfolio	Adjustments	LVIP S&P 500 Index Fund Pro Forma (After Reorganization)
Net Assets
Standard Class	$232,062,453		$232,602,453
Service Class	—

Total Net Assets	$232,062,453

Net Asset Value Per Share
Standard Class	$8.808		$8.808
Service Class	—		—

Shares Outstanding
Standard Class	26,347,388		26,347,388
Service Class

3. Assuming the Reorganization of the Core Fund but NOT the S&P 500 Portfolio

	Core Fund	Adjustments	LVIP S&P 500 Index Fund Pro Forma (After Reorganization)
Net Assets
Standard Class	$34,063,493		$34,063,493
Service Class	2,274,234		$2,274,234

Total Net Assets	$36,337,727

Net Asset Value Per Share
Standard Class	$10.754		$10.754
Service Class	$10.737		$10.737

Shares Outstanding
Standard Class	3,167,579		3,167,579
Service Class	211,811		211,811

The tables set forth above should not be relied upon to reflect the number of shares to be received in the Reorganization; the actual number of shares to be received will depend upon the net asset value and number of shares outstanding of each Fund at the time of the Reorganization.

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COMPARISON OF INVESTMENT OBJECTIVES AND POLICIES

The following discussion comparing investment objectives, policies and restrictions of the S&P 500 Portfolio and the LVIP S&P 500 Index Fund,—and the Core Fund and the LVIP S&P 500 Index Fund is based upon and qualified in its entirety by the respective investment objectives, policies and restrictions sections of:

•	The prospectus of the S&P 500 Portfolio, dated May 1, 2006;

•	The prospectuses of the Core Fund (Standard and Service Class shares), each dated May 1, 2006; and

•	The preliminary prospectus of the LVIP S&P 500 Index Fund, subject to completion dated December 1, 2006.

Investment Objectives of Each Fund

S&P 500 Portfolio and the LVIP S&P 500 Index Fund

The S&P 500 Portfolio and the LVIP S&P 500 Index Fund have identical investment objectives—to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index. However, the S&P 500 Portfolio’s investment objective, but not the LVIP S&P 500 Index Fund’s, is fundamental, meaning it may be changed only with shareholder approval.

Core Fund and the LVIP S&P 500 Index Fund

The Core Fund and the LVIP S&P 500 Index Fund have different investment objectives. The Core Fund’s objective is long-term capital appreciation, and the LVIP S&P 500 Index Fund’s objective is to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index. The Core Fund’s objective, but not the LVIP S&P 500 Index Fund’s, is fundamental, meaning that it may be changed only with shareholder approval.

Principal Investment Strategies of Each Fund

S&P 500 Portfolio and LVIP S&P 500 Index Fund

The S&P 500 Portfolio and the LVIP S&P 500 Index Fund have identical principal investment strategies.

Both Funds pursue their objectives by investing all the securities that make up the S&P 500 Index, although each Fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. Under normal market conditions, the Funds will invest at least 90% of its net assets in securities listed on the S&P 500 Index, which is a widely used measure of large U.S. company stock performance.

The Funds each may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500 Index.

When evaluating both Funds’ performance, the S&P 500 Index is used as the benchmark.

The Funds may not track the performance of the index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of a Fund, and differences between how and when the Funds and the index are valued.

Core Fund and LVIP S&P 500 Index Fund

The Core Fund and the LVIP S&P 500 Index Fund have different principal investment strategies.

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The Core Fund pursues its objective by investing primarily in equity securities of U.S. companies. The Core Fund normally invests in medium and large-sized companies but may also invest in small companies and may invest in equity securities including exchange-traded and over-the-counter common stocks and preferred stocks, debt securities convertible into equity securities, and warrants and rights relating to equity securities. The Core Fund may also use other investment strategies, to a lesser degree, to pursue its investment objective, including foreign stocks, exchange traded funds and repurchase agreements. The sub-adviser adjusts the amount held in cash reserves depending on the sub-adviser’s outlook for the stock market. The sub-adviser will increase the Core Fund’s allocation to cash when, in the sub-adviser’s opinion, market valuation levels become excessive. The sub-adviser may sometimes hold a significant portion of the Core Fund’s assets in cash while waiting for buying opportunities or to provide a hedge against stock market declines.

The LVIP S&P 500 Index Fund pursues its objectives by investing in all the securities that make up the S&P 500 Index, generally considered to be an index of large cap companies, although the Fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. Under normal market conditions the Fund will invest at least 90% of its net assets in securities listed on the S&P 500 Index, which is a widely used measure of large US company stock performance. The LVIP S&P 500 Index Fund typically invests only in equity securities, and may invest in stock index futures as a substitute for a comparable market position in the securities underlying the S&P 500 Index.

When evaluating both Funds’ performance, the S&P 500 Index is used as the benchmark.

The Core Fund’s investment strategy consists of individual company selection and management of cash reserves. The Core Fund seeks to optimize returns with a conservative level of risk. The sub-adviser looks for investments among a strong core of growth and value stocks, consisting primarily of blue chip companies dominant in their industries. The Core Fund may also invest in companies with prospects for sustained earnings growth and/or cyclical earnings records.

In contrast, the LVIP S&P 500 Index Fund uses an indexing strategy and does not individually select stocks. The LVIP S&P 500 Index Fund may not track the performance of the index perfectly due to expenses and transaction costs, the size and frequency of cash flow into and out of the Fund, and differences between how and when the Fund and the index are valued.

Principal Risks of Each Fund

S&P 500 Portfolio and LVIP S&P 500 Index Fund

Because the S&P 500 Portfolio and the LVIP S&P 500 Index Fund have identical investment objectives and strategies, they are subject to identical risks. The main risks of investing in the Funds are:

•	Investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of each Fund’s stock investments and, therefore, the value of the Fund’s shares held under your contract to fluctuate, and you could lose money.

•	Each Fund may invest in stock index futures and lend portfolio securities. An index futures contract is considered a derivative because it derives its value from the price of the index. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market price. Each Fund’s SAI describes these other investment strategies and the risks involved.

•	Each Fund uses an indexing strategy and does not individually select stocks. Neither Fund attempts to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

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Core Fund and LVIP S&P 500 Index Fund

The Core Fund and the LVIP S&P 500 Index Fund have different investment objectives and strategies, although they are subject to similar, but not identical, risks.

Both Funds are subject to the risks associated with investing in stocks involves the risk that the value of the stocks purchased will fluctuate. These fluctuations could occur for a single company, an industry, a sector of the economy, or the stock market as a whole. These fluctuations could cause the value of a Fund’s tock investments and, therefore, the value of the Fund’s shares held under your contract to fluctuate, and you could lose money.

However, due to the Core Fund’s investments in mid- to small-cap securities, the Core Fund may be subject to the risks associated with investing in stocks of medium and small-sized, less mature, lesser-known companies involves greater risks than those normally associated with larger, more mature, well-known companies. The Core Fund runs a risk of increased and/or rapid fluctuations in the value of its stock investments. This is due to the greater business risks of small size and limited product lines, markets, distribution channels, and financial and managerial resources. Historically, the price of medium and small capitalization companies has fluctuated more than the larger capitalization stocks included in the S&P 500. One reason is that medium and small-sized companies have less certain prospects for growth, a lower degree of liquidity in the markets for the stocks, and greater sensitivity to changing economic conditions.

Due to its use of stock index futures, a type of derivative, the LVIP S&P 500 Index Fund may be subject to the risk associated with derivatives. Compared to conventional securities, derivatives can be more sensitive to changes in interest rates or to sudden fluctuations in market price. In addition, due to the indexing strategy used by the LVIP S&P 500 Index Fund, the Fund does not attempt to manage volatility, use defensive strategies, or reduce the effects of any long-term period of poor stock performance.

Fundamental Investment Restrictions

Each Fund is required by law to adopt a policy with respect to each of the following types of activities: (1) the status of the Fund as a diversified or non-diversified fund; (2) borrowing money; (3) the issuance of senior securities; (4) engaging in the business of underwriting securities issued by other persons; (5) concentrating investments in a particular industry or group of industries; (6) the purchase and sale of real estate commodities; (7) the purchase or sale of commodities; and (8) the making of loans to other persons. These policies are considered to be fundamental because they may only be changed by a vote of shareholders. Each Fund’s policies with respect to each of these activities is shown Exhibit D. The policies with respect to each of these activities applicable to the Core Fund and the LVIP S&P 500 Index Fund are identical and are shown together. The policies of the S&P 500 Portfolio differ in some respects from the policies of the LVIP S&P 500 Index Fund and those differences, where material, are discussed.

COMPARATIVE INFORMATION ON SHAREHOLDERS’ RIGHTS

The operations of the Company (which includes the S&P 500 Portfolio) are governed by its Articles of Incorporation and By-Laws and applicable Maryland law. The operations of the Trust (which includes the Core Fund and the LVIP S&P 500 Index Fund) are governed by its Agreement and Declaration of Trust and By-Laws, and applicable Delaware law. As discussed below, certain of the differences between the Company and the Trust derive from differences in the provisions of the Company’s Articles of Incorporation and By-Laws and the Trust’s Declaration of Trust and By-Laws. Shareholders entitled to instruct the Insurance Company to vote at the Meeting may obtain a copy of the Company’s Articles of Incorporation and By-Laws, and/or the Trust’s Agreement and Declaration of Trust and By-Laws, without charge, upon request to the Company and/or the Trust at the addresses set forth in this proxy statement.

Form of Organization

As noted above, the Company is organized as a Maryland corporation, and the Trust is organized as a Delaware statutory trust. The Company and the Trust are both open-end management investment companies

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registered with the SEC under the 1940 Act and each is organized as a “series company” as that term is used in Rule 18f-2 under the 1940 Act. The series of the Company consist of the S&P 500 Portfolio and other series of various asset classes. The series of the Trust consist of the Core Fund, the LVIP S&P 500 Index Fund, and other series of various asset classes. Both the Company and the Trust currently offer shares primarily to insurance company separate accounts to serve as investment vehicles for variable annuity and variable life insurance policies.

Capitalization

Shares of the S&P 500 Portfolio are offered in one undesignated class and represent an equal proportionate interest in the Fund. Shares of the Core Fund are offered in two classes (Standard Class and Service Class). Shares of the LVIP S&P 500 Index Fund will be offered in two classes (Standard Class and Service Class). Shares of the classes of the LVIP S&P 500 Index Fund will represent an equal pro rata interest in the Fund and generally have identical voting, dividend, liquidation and other rights, other than the payment of distribution fees.

Shareholders of each Fund are entitled to receive dividends and other amounts as determined by the Trustees/Directors, as applicable. Shareholders of each Fund vote separately, by Fund, as to matters, such as changes in fundamental investment restrictions, that affect only their particular Fund. Shareholders of each Fund vote by class as to matters, such as approval of or amendments to Rule 12b-1 distribution plans, that affect only their particular class.

Shareholder Liability

Shareholders of a Fund organized as a Maryland corporation generally have no personal liability for the Fund’s obligations. With a Delaware statutory trust, shareholders generally have the same protection from personal liability that they would have as shareholders of a Maryland corporation.

Shareholder Voting Rights

The 1940 Act requires that a shareholder meeting be called for the purpose of electing board members at such time as fewer than a majority of the members holding office have been elected by shareholders. To the extent required by the 1940 Act, meetings of the shareholders for the purpose of voting on the removal of any board member shall be called promptly by the fund’s board upon the written request of shareholders holding at least 10% of the fund’s outstanding shares entitled to vote.

The S&P 500 Portfolio is not required to hold annual meetings of shareholders in any year in which the election of directors is not required to be acted upon under the Investment Company Act of 1940. Similarly, neither the Core Fund nor the LVIP S&P 500 Index Fund, each a series of the same Delaware statutory trust, hold annual shareholder meetings.

Appraisal Rights

A shareholder of the S&P 500 Portfolio who objects to the proposed Reorganization will not be entitled under either Maryland law or the Articles of Incorporation to demand payment for, or an appraisal of, his or her shares. Similarly, under the laws of the State of Delaware, neither the Core Fund nor the LVIP S&P 500 Index Fund have appraisal rights in connection with a combination or acquisition of the assets of another fund.

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PURCHASE AND REDEMPTION OF LVIP S&P 500 INDEX FUND SHARES

The LVIP S&P 500 Index Fund sells its shares directly or indirectly to insurance companies that are wholly owned subsidiaries of Lincoln Financial Group. These insurance companies hold the Fund’s shares in separate accounts (variable accounts) that support various variable annuity contracts and variable life insurance contracts.

The LVIP S&P 500 Index Fund sells and redeems its shares, without charge, at its NAV next determined after the Fund or its agent receives a purchase or redemption request. The value of shares redeemed may be more or less than the original cost.

The LVIP S&P 500 Index Fund normally pays for shares redeemed within seven days after the Fund receives the redemption request. However, the Fund may suspend redemption or postpone payment for any period when (a) the NYSE closes for other than weekends and holidays; (b) the SEC restricts trading on the NYSE; (c) the SEC determines that an emergency exists, so that the Fund’s disposal of investment securities, or determination of net asset value is not reasonably practicable; or (d) the SEC permits, by order, for the protection of Fund shareholders.

The Adviser and its affiliates, including Lincoln Financial Distributors, Inc. (“LFD”) and/or the LVIP S&P 500 Index Fund’s Sub-Adviser, may pay additional compensation (at their own expense and not as an expense of the Fund) to certain affiliated or unaffiliated brokers, dealers, or other financial intermediaries (collectively, “financial intermediaries”) in connection with the sale or retention of Fund shares or insurance products that contain the Funds and/or shareholder servicing (“distribution assistance”). The level of payments made to a qualifying financial intermediary in any given year will vary. To the extent permitted by SEC and NASD rules and other applicable laws and regulations, LFD may pay or allow its affiliates to pay other promotional incentives or payments to financial intermediaries.

If a mutual fund sponsor, distributor or other party makes greater payments to your financial intermediary for distribution assistance than sponsors or distributors of other mutual funds make to your financial intermediary, your financial intermediary and its salespersons may have a financial incentive to favor sales of shares of the mutual fund complex making the higher payments over another mutual fund complex or over other investment options. You should consult with your financial intermediary and review carefully any disclosure provided by such intermediary as to compensation it receives in connection with investment products it recommends or sells to you. In certain instances, the payments could be significant and may cause a conflict of interest for your financial intermediary. Any such payments will not change the net asset value or the price of the LVIP S&P 500 Index Fund’s shares, as such payments are not made from Fund assets.

Net Asset Value

The LVIP S&P 500 Index Fund determines its net asset value per share (“NAV”) as of close of regular trading (normally 4:00 p.m., Eastern time) on the New York Stock Exchange (“NYSE”) on each day the NYSE is open for trading. The LVIP S&P 500 Index Fund determines its NAV by:

•	Adding the values of all securities investments and other assets;

•	Subtracting liabilities (including dividends payable); and

•	Dividing by the number of shares outstanding.

The LVIP S&P 500 Index Fund’s securities may be traded in other markets on days when the NYSE is closed. Therefore, the Fund’s NAV may fluctuate on days when you do not have access to the Fund to purchase or redeem shares.

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The LVIP S&P 500 Index Fund typically values its securities investments as follows:

•	Equity securities, at their last sale prices on national securities exchanges or over-the-counter, or, in the absence of recorded sales, at the average of readily available closing bid and asked prices on exchanges or over-the-counter; and

•	Debt securities, at the price established by an independent pricing service, which is believed to reflect the fair value of these securities; and

•	Fixed income securities with a maturity of less than sixty days are priced at amortized cost.

In certain circumstances, the LVIP S&P 500 Index Fund may value its portfolio securities at fair value as estimated in good faith under procedures established by the Fund’s Board of Trustees. When the LVIP S&P 500 Index Fund uses fair value pricing, it may take into account any factors it deems appropriate. The Fund may determine fair value based upon developments related to a specific security, current valuations of foreign stock indices (as reflected in U.S. futures markets) and/or U.S. sector or broader stock market indices. The price of securities used by the Fund to calculate its NAV may differ from quoted or published prices for the same securities. Fair value pricing may involve subjective judgments, and it is possible that the fair value determined for a security is materially different than the value that could be realized upon the sale of that security.

The LVIP S&P 500 Index Fund anticipates using fair value pricing for securities primarily traded on U.S. exchanges only under very limited circumstances, such as the unexpected early closing of the exchange on which a security is traded or suspension of trading in the security. The LVIP S&P 500 Index Fund may use fair value pricing more frequently for securities primarily traded in non-U.S. markets because, among other things, most foreign markets close well before the Fund values its securities, normally at 4:00 p.m. Eastern time. The earlier close of these foreign markets gives rise to the possibility that significant events, including broad market moves, may have occurred in the interim. To account for this, the Fund may frequently value many foreign equity securities using fair value prices based on third party vendor modeling tools to the extent available.

Share Classes

The LVIP S&P 500 Index Fund offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee, which has been adopted pursuant to a distribution and service plan (the “Plan”). The Trust offers shares of beneficial interest to insurance companies that are a part of Lincoln Financial Group for allocation to certain of its variable contracts. The Trust may pay Lincoln Financial Group, its subsidiaries or others, out of the assets of a Service Class, for activities primarily intended to sell Service Class shares or variable contracts offering Service Class shares. The Trust would pay each third party for these services pursuant to a written agreement with that third party.

The Plan fee may be adjusted by the Trust’s Board of Trustees from time to time. These fees are paid out of the assets of the respective class on an on-going basis, and over time will increase the cost of your investment and may cost you more than when you pay other types of sales charges.

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MORE INFORMATION ABOUT THE LVIP S&P 500 INDEX FUND

Management of the LVIP S&P 500 Index Fund

The LVIP S&P 500 Index Fund’s business and affairs are managed under the direction of their Board of Trustees. The Board of Trustees has the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the Fund except those granted to the shareholders.

Manager of Managers. The LVIP S&P 500 Index Fund has obtained an exemptive order from the SEC that permits the Fund to employ a “manager of managers” structure. Pursuant to the order, JPIA will be permitted to enter into and materially amend a sub-advisory agreement with a sub-adviser without shareholder approval. The exemptive relief applies to, among other situations, the replacement of a sub-adviser whose sub-advisory agreement has terminated as a result of an “assignment” of the agreement. The relief also permits the Fund to employ two or more sub-advisers at the same time. The Board of Trustees must continue to approve the Fund entering into or renewing any sub-advisory agreement.

Investment Adviser and Sub-Adviser.

Currently, Jefferson Pilot Investment Advisory Corporation (“JPIA”) serves as the investment adviser for the LVIP S&P 500 Index Fund. JPIA is registered investment adviser and wholly-owned subsidiary of Lincoln National Corporation. JPIA’s address is One Granite Place, Concord, New Hampshire 03301. JPIA (or its predecessors) has served as an investment adviser to mutual funds for over thirty years. JPIA has engaged Mellon Capital Management Corporation (“Mellon Capital”) to serve as the LVIP S&P 500 Index Fund’s sub-adviser and make the day-to-day investment decisions for the Fund.

JPIA is responsible for overseeing any sub-advisers and for making recommendations to the Fund’s Board relating to hiring and replacing the Fund’s sub-adviser.

Advisory/Sub-Advisory Fees and Portfolio Manager. The following chart lists the Fund’s investment adviser (with the effective advisory fee rate for the most recently completed fiscal year), sub-adviser, and portfolio manager. The SAI provides additional information about the portfolio managers’ compensation, other accounts managed by the portfolio managers, and the portfolio managers’ ownership of securities in the Funds.

LVIP S&P 500 Index Fund

Adviser: JPIA. The Fund has not commenced operations; therefore, it has not pay any advisory fees to date.

Sub-Adviser: Mellon Capital, 595 Market Street, Suite 3000, San Francisco, California 94105. Mellon Capital is a leading innovator in the investment industry, and manages global quantitative-based investment strategies for institutional and private investors. As of December 31, 2006, Mellon Capital had assets under management totaling approximately $174,948 million (AUM includes assets managed in overlay strategies and securities lending pools, and may include assets managed by Mellon officers as dual officers of Mellon Bank and Dreyfus Corp.)

Portfolio Manager: Mellon Capital Management Corporation employs a team approach to managing the LVIP S&P 500 Index Fund. The Management Team includes Susan Ellison, Richard Brown, and Karen Wong. The members of the Management Team are jointly and primarily responsible for the day-to-day management of the LVIP S&P 500 Index Fund. The Management Team members play equal roles with respect to the management of the LVIP S&P 500 Index Fund, and there are no limits on the such roles. One or more junior portfolio managers may be involved in day-to-day management, however, all of the junior portfolio managers’ recommendations are subject to approval by the Management Team.

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Susan Ellison, CFA, has been a Managing Director, Equity Portfolio Management at Mellon Capital since 2000. Ms. Ellison joined Mellon Capital in 1988, and since 1991 she has been acting as head of the Equity Portfolio Management Group. Ms. Ellison received her B.S. degree from San Francisco State University and is a member of the CFA Institute and the Society of Investment Analysts of San Francisco. Richard A. Brown, CFA, has been a Director, Equity Portfolio Management at Mellon Capital since 2002. Mr. Brown joined Mellon Capital in 1995. Currently, he co-manages a team of portfolio managers for domestic and international equity indexing funds. Mr. Brown holds an M.B.A. from California State University at Hayward. Mr. Brown is a member of the CFA Institute and the Society of Investment Analysts of San Francisco. Karen Q. Wong, CFA is a Vice President, Equity Portfolio Management at Mellon Capital. Ms. Wong joined Mellon Capital in 2000. Currently, she co-manages a team of portfolio managers for domestic and international equity indexing funds. Ms. Wong holds an M.B.A. from San Francisco State University. Ms. Wong is a member of CFA Institute and the Society of Investment Analysts of San Francisco.

The LVIP S&P 500 Index Fund’s name, investment objectives and investment policies that are very similar to certain publicly available mutual funds that are managed by the same sub-adviser. The Fund will not have the same performance as those publicly available mutual funds. Different performance will result from many factors, including, but not limited to, different cash flows into and out of the funds, different fees, and different sizes.

A discussion regarding the basis for the Board of Trustees’ approval of the investment advisory and sub-advisory contracts for the LVIP S&P 500 Index Fund will be available in the semi-annual report to shareholders for the six month period ended June 30, 2007.

Market Timing

Frequent, large, or short-term transfers among the series of the Trust, including the LVIP S&P 500 Index Fund, such as those associated with “market timing” transactions, may adversely affect the Fund and its investment returns. Such transfers may dilute the value of Fund shares, interfere with the efficient management of the LVIP S&P 500 Index Fund’s portfolio, and increase brokerage and administrative costs of the Fund, and as a result, the Fund discourage such trading activity. As an effort to protect our Fund investors and the Fund from potentially harmful trading activity, we utilize certain market timing policies and procedures that have been approved by the Fund’s Board of Trustees (the “Market Timing Procedures”). Our Market Timing Procedures are designed to detect and prevent such transfer activity among the Funds and other mutual funds supporting the insurance contracts, that may adversely affect Fund investors.

The LVIP S&P 500 Index Fund reserves the right to reject or restrict any purchase order (including exchanges) from any investor. The Fund will exercise this right if, among other things, the Fund identifies an investor as a “market timer” under the Market Timing Procedures.

While the LVIP S&P 500 Index Fund has Market Timing Procedures, the Fund, in seeking to identify market timing, also rely on the insurance companies that hold shares of the Fund in separate accounts to support the insurance contracts. The Fund receives purchase, exchange and redemption orders through omnibus accounts maintained for the Fund. Omnibus account arrangements are common forms of holding shares of the Fund, particularly among insurance companies offering variable insurance products and retirement plans. These arrangements permit intermediaries such as insurance companies to aggregate their clients’ transactions and ownership positions. In accordance with SEC rules, by April 16, 2007, each Fund will enter into an agreement with any insurance company that holds Fund shares in an omnibus account to help detect and prevent market timing in the Fund’s shares. The agreement generally will require such insurance company to (i) provide, upon request by the Fund, certain identifying and account information regarding contract owners who invest in Fund shares through the omnibus account; and (ii) execute instructions from the Fund to restrict further purchases or exchanges of Fund shares by a contract owner who the Fund has identified as a market timer.

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As part of the Market Timing Procedures, the LVIP S&P 500 Index Fund reviews periodic trade reports for unusual activity that may be suggestive of market timing. The Fund maintains guidelines for assessing unusual activity based upon a variety of factors. Upon the identification of potential market timing, the Fund contacts the applicable insurance company. If the Fund identifies the contract holder as a “market timer,” the insurance company will follow the procedures for restricting the contract owner’s trading activity.

Fund investors seeking to engage in frequent, large, or short-term transfer activity may deploy a variety of strategies to avoid detection. Our ability to detect and deter such transfer activity may be limited by operational systems and technological limitations. The identification of Fund investors determined to be engaged in such transfer activity that may adversely affect other Fund investors involves judgments that are inherently subjective.

As a result of these noted limitations, there is no guarantee that the LVIP S&P 500 Index Fund will be able to identify possible market timing activity or that market timing will not occur in the Fund. If we are unable to detect market timers, you may experience dilution in the value of your Fund shares and increased brokerage and administrative costs in the Fund. This may result in lower long-term returns for your investments.

In our sole discretion, we may revise our Market Timing Procedures at any time without prior notice as necessary to better detect and deter frequent, large, or short-term transfer activity to comply with state or federal regulatory requirements, and/or to impose additional or alternate restrictions on market timers (such as dollar or percentage limits on transfers). We also reserve the right to implement and administer redemption fees imposed by the LVIP S&P 500 Index Fund in the future.

Insurance company sponsors of your contract may impose transfer limitations and other limitations designed to curtail market timing. Please refer to the prospectus and SAI for your variable annuity or variable life contract for details.

Portfolio Holdings Disclosure

A description of the LVIP S&P 500 Index Fund’s policies and procedures with respect to the disclosure of a Fund’s portfolio securities is available in the Statement of Additional Information.

Distributions and Federal Income Tax Considerations

The LVIP S&P 500 Index Fund’s policy is to distribute substantially all of its net investment income and net realized capital gains each year to its shareholders. The Fund may distribute net realized capital gains only once a year. Dividends and capital gain distributions will be automatically reinvested in additional Fund shares of the same class of the Fund at no charge.

Since all the shares of the LVIP S&P 500 Index Fund will be owned directly or indirectly by insurance companies that are wholly owned subsidiary of Lincoln National Corporation, this Proxy Statement/Prospectus does not discuss the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to Contract Owners, see the prospectus for the variable account.

Certain Management Considerations

The LVIP S&P 500 Index Fund may accept investments from the Lincoln Profile Funds, separate investment series of the Trust that operate as “fund of funds.” From time to time, the LVIP S&P 500 Index Fund may experience large investments or redemptions due to allocations or rebalancings by the Lincoln Profile Funds. While it is impossible to predict the overall impact of these transactions over time, there could be adverse effects on the Fund’s portfolio management. For example, the Fund may be required to sell securities or invest cash at times when they would not otherwise do so. These transactions could also increase transaction costs or portfolio turnover.

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GENERAL INFORMATION

Share Ownership

The number of shares each Fund had outstanding as of December 15, 2006 is listed in the table at Exhibit E. The applicable Contract Owners of the S&P 500 Portfolio are entitled to instruct Jefferson Pilot on the manner in which to vote the shares of the S&P 500 Portfolio attributable to their variable annuity contract or variable life insurance policy at the meeting. The applicable Contract Owners of the Core Fund are entitled to instruct Lincoln Life on the manner in which to vote the shares of the Core Fund attributable to their variable annuity contract or variable life insurance policy at the meeting.

To the knowledge of the Company, as of December 15, 2006, no person, except as set forth in the table at Exhibit E, owned of record 5% or more of the outstanding shares of the S&P 500 Portfolio. To the knowledge of the Trust, as of December 15, 2006, no person, except as set forth in the table at Exhibit E, beneficially owned more than 5% of the outstanding shares of any class of the Core Fund or the LVIP S&P 500 Index Fund. On December 15, 2006, no director or executive officer of the Company owned any separate account units attributable to more than one-half of one percent of the assets of any class of the S&P 500 Portfolio. On December 15, 2006, no Trustee or executive officer of the Trust owned any separate account units attributable to more than one percent of the assets of any class of the Core Fund or the LVIP S&P 500 Index Fund.

Voting Information

S&P 500 Portfolio

The Board of Directors of the S&P 500 Portfolio has fixed the close of business on December 15, 2006 as the record date for determining the shareholders of the S&P 500 Portfolio entitled to receive notice of the Meeting and to give voting instructions, and for determining the number of shares for which such instructions may be given, with respect to the Meeting or any adjournment thereof. Jefferson Pilot Financial Insurance Company, Jefferson Pilot LifeAmerica Insurance Company, and Jefferson-Pilot Life Insurance Company (collectively, the “Insurance Companies”), through their separate accounts, own all of the shares of the S&P 500 Portfolio, and are the Record Holders of the Portfolio at the close of business on the Record Date.

Each Insurance Company is entitled to be present and vote at the Meeting with respect to such shares of the S&P 500 Portfolio. Each Insurance Company has undertaken to vote its shares or abstain from voting its shares of the S&P 500 Portfolio in accordance with voting instructions received on a timely basis from Contract Owners. In connection with the solicitation of such voting instructions, each Insurance Company will furnish a copy of this Prospectus/Proxy Statement to Contract Owners.

The number of shares as to which voting instructions may be given by a Contract Owner of a Contract is determined by the number of full and fractional shares of the S&P 500 Portfolio held in a separate account with respect to that particular Contract. In voting for the Reorganization, each full share of S&P 500 Portfolio is entitled to one vote and any fractional share is entitled to a fractional vote.

Voting instructions may be revoked by executing and delivering later-dated signed voting instructions to the Insurance Company, or by attending the Meeting in person and instructing the Insurance Company how to vote your shares. Unless revoked, all valid voting instructions, will be voted, or the Insurance Company will abstain from voting, in accordance with the specifications thereon or, in the absence of such specifications, FOR approval of the Plan and the Reorganization contemplated thereby.

If the enclosed voting instructions form is properly executed and returned in time to be voted at the Meeting, the shares of the Portfolio represented by the voting instructions form will be voted, or the Insurance Company will abstain from voting, in accordance with the instructions marked on the returned voting instructions form.

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Voting instructions forms which are properly executed and returned but are not marked with voting instructions will be voted FOR the proposed Reorganization and FOR any other matters deemed appropriate.

Interests in Contracts for which no timely voting instructions are received will be voted, or the Insurance Company will abstain from voting, the same proportion as the Insurance Company votes shares for which it has received voting instructions from other Contract Owners. The Insurance Company will also vote, or abstain from voting any shares in its general account which are not attributable to Contracts in the same proportion as it votes shares held in all of the Insurance Company’s registered separate accounts, in the aggregate. Neither the SEC nor the Insurance Company requires any specific minimum percentage of Contract Owners to vote in order for the Insurance Company to echo vote the remaining unvoted votes. The Insurance Company seeks to obtain a reasonable level of turnout given the particular voting trend. The Insurance Company may use various methods of encouraging Contract Owners to vote, including additional solicitations. The practice of echo voting means that a minority of Contract Owners may, in practice, determine whether an item passes or fails.

Voting instructions solicitations will be made primarily by mail, but beginning on or about February 21, 2007, voting instructions solicitations may also be made by telephone, through the Internet or personal solicitations conducted by officers and employees of the Insurance Companies, their affiliates or other representatives of S&P 500 Portfolio (who will not be paid for their soliciting activities). In addition, proxy solicitations may be made by MIS (an ADP company), S&P 500 Portfolio’s proxy solicitor. The costs of solicitation and the expenses incurred in connection with the preparation of this Proxy Statement/Prospectus and its enclosures will be paid by The Lincoln National Life Insurance Company.

Core Fund

In addition to the solicitation of proxy cards by mail, officers and employees of the Trust, without additional compensation, may solicit proxy instructions in person, by telephone, and electronically, including through the Internet. The Trust may engage a third-party vendor to solicit proxies from Contract Owners for an approximate fee, including out-of-pocket expenses, ranging between $1,000 and $10,000. Lincoln Life will bear the costs of the Reorganization, which include preparation of the Proxy Statement/Prospectus, printing and distributing the Core Fund’s proxy materials, legal fees, accounting fees, and expenses of holding shareholders’ meetings. However, the brokerage costs associated with repositioning the Funds’ portfolios in connection with the Reorganization will be shared by the LVIP S&P 500 Index Fund and Lincoln Life in accordance with a methodology approved by the Board of Trustees of the Trust.

At the meeting, Lincoln Life and Lincoln New York will vote the Core Fund’s shares held in the Accounts for which they are record owners, in accordance with the instructions received from Contract Owners whose purchase payments were invested, as of the Record Date, in the Core Fund by the Accounts. For all Accounts that support variable annuity contracts, the number of votes which a Contract Owner may cast when instructing us how to vote is determined by applying the Contract Owner’s percentage interest in a Fund to the total number of votes attributable to the Core Fund. In determining the number of votes, fractional shares will be recognized. The number of votes which a Contract Owner of a variable life insurance policy may cast when instructing us how to vote is determined as one vote for each $100 of cash value.

Lincoln Life and Lincoln New York will vote the Core Fund’s shares held by the Accounts for which no timely instructions are received in proportion to the voting instructions which are received. The effect of this proportional voting is that a small number of Contract Owners may determine the outcome of a vote. If voting instructions are properly executed and received in a timely manner but they contain no voting directions, the votes represented by those cards will be cast FOR the proposals considered at the meeting. Any Contract Owner who provides voting instructions has the power to revoke the instructions by (1) delivering to the Secretary of the Trust (at the offices of the Trust) written notice of revocation, or (2) submitting superseding voting instructions, in each case at any time prior to the date of the meeting. Contract Owners may also revoke prior voting instructions by voting in person at the meeting. To the extent that Core Fund shares are owned directly by other

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series of the Trust that operate as “funds of funds,” the funds of funds will “echo” vote those shares directly in the same proportion as all other votes received from the other holders of Core Fund shares.

Quorum

S&P 500 Portfolio

A quorum of the S&P 500 Portfolio shareholders (i.e., Jefferson Pilot as the record owner of the S&P 500 Portfolio’s shares) is necessary to hold a valid meeting with respect to that Fund and to consider the proposals in this Proxy Statement/Prospectus. The presence in person or by proxy of holders of a majority of the total number of shares of S&P 500 Portfolio then outstanding and entitled to vote at any shareholders’ meeting constitutes a quorum. In the absence of a quorum no business may be transacted, except that the holders of a majority of the shares of stock present in person or by proxy and entitled to vote may adjourn the meeting to a date not more than 120 days after the original record date until the holders of the requisite amount of shares of stock shall be present. As of the Record Date, the Record Holders of the S&P 500 Portfolio were the Insurance Companies. Since the Insurance Companies are the legal owners of the shares, attendance by the Insurance Companies at the Meeting will constitute a quorum under the Articles of Incorporation of the Portfolio.

Core Fund

A quorum of the Core Fund shareholders is necessary to hold a valid meeting with respect to that Fund and to consider the proposals in this Proxy Statement/Prospectus. The holders of thirty-three and one-third percent (33 1/3%) of the outstanding shares of the Core Fund on the Record Date present, in person or by proxy, at the meeting shall constitute a quorum.

Votes Necessary to Approve Proposals

S&P 500 Portfolio

Approval of Proposal 1 will require the affirmative vote of at least majority of the holders of the outstanding shares of S&P 500 Portfolio entitled to vote cast at a shareholders’ meeting duly called and at which a quorum is present. The number of shares as to which voting instructions may be given by a Contract Owner is determined by the number of full and fractional shares of the S&P Portfolio held in a separate account attributable to that Contract Owner’s contract or policy. In voting for the Proposal 1, each full share of the S&P 500 Portfolio is entitled to one vote and any fractional share is entitled to a fractional vote.

Core Fund

Approval of Proposal 1 requires the affirmative vote of a “majority of the Shares voted” with all classes voting together. For purposes of this requirement, “majority of the Shares voted” means the affirmative vote of the lesser of (1) 67% or more of the shares of the Core Fund present at a meeting if more than 50% of the outstanding shares of the Core Fund are present or represented by proxy, or (2) more that 50% of the outstanding shares of the Core Fund. Shareholders of the Core Fund are entitled to one vote for each share. Fractional shares are entitled to proportional voting rights.

Effect of Abstentions

For both S&P 500 Portfolio and Core Fund, abstentions with respect to any proposal will count as present for purposes of establishing a quorum for a Fund, but will not count as votes cast. Accordingly, abstentions will effectively be a vote against Proposal 1, for which the required vote is a percentage of the outstanding voting securities and will have no effect on a vote for adjournment.

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Adjournment

S&P 500 Portfolio

If shareholders of S&P 500 Portfolio do not vote to approve the Reorganization, the Directors of the Company will consider other possible courses of action in the best interests of shareholders. If sufficient votes to approve the Reorganization are not received, the persons named as proxies on a proxy form sent to the record holders may propose one or more adjournments of the meeting to permit further solicitation of voting instructions. In determining whether to adjourn the meeting, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Any adjournment will require an affirmative vote of a majority of those shares represented at the meeting in person or by proxy. The persons named as proxies will vote upon such adjournment after consideration of all circumstances which may bear upon a decision to adjourn the meeting.

Core Fund

In the event that sufficient votes to approve a proposal are not received, the persons named as proxies may propose one or more adjournments of the meeting to permit further solicitation of proxies. Any such adjournment will require an affirmative vote by the holders of a majority of the shares present in person or by proxy and entitled to vote at the meeting. In determining whether to adjourn the Meeting with respect to a proposal, the following factors may be considered: the percentage of votes actually cast, the percentage of negative votes actually cast, the nature of any further solicitation and the information to be provided to shareholders with respect to the reasons for the solicitation. Generally, votes cast in favor of a proposal will be voted in favor of adjournment while votes cast against a proposal will be voted against adjournment. The persons named as proxies will vote upon such adjournment after consideration of the best interests of all shareholders. As stated above, broker non-votes will be excluded from the denominator of the calculation of the number of votes required to approve any proposal to adjourn a meeting.

Other Information

S&P 500 Portfolio

The principal office of the Company is located at One Granite Place, Concord, New Hampshire 03301. The current investment adviser of the Company, JPIA, and the principal underwriter of the Company, Jefferson Pilot Variable Corporation, are located at One Granite Place, Concord, New Hampshire 03301. Citibank, N.A., the Company’s custodian, is located at 111 Wall Street, 15th Floor, New York, NY 10005.

Core Fund

The principal office of the Trust is located at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The current investment adviser of the Core Fund, Delaware Management Company, is located at 2005 Market Street, Philadelphia, Pennsylvania 19103, and the Trust’s service providers for certain accounting functions and financial reporting, Delaware Management Holdings, Inc. and Delaware Service Company, Inc., are also located at 2005 Market Street, Philadelphia, Pennsylvania 19103. The Lincoln National Life Insurance Company, which provides various administrative services to the Trust, is located at 1300 South Clinton Street, Fort Wayne, Indiana 46802.

LVIP S&P 500 Index Fund

The principal office of the Trust is located at 1300 South Clinton Street, Fort Wayne, Indiana 46802. The investment adviser of the LVIP S&P 500 Index Fund, JPIA, is located at One Granite Place, Concord, New Hampshire 03301, and the Trust’s service providers for certain accounting functions and financial reporting, Delaware Management Holdings, Inc. and Delaware Service Company, Inc., are also located at 2005 Market Street, Philadelphia, Pennsylvania 19103. The Lincoln National Life Insurance Company, which provides various administrative services to the Trust, is located at 1300 South Clinton Street, Fort Wayne, Indiana 46802.

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Other Business

To the knowledge of the Company’s Board of Directors and the Trust’s Board of Trustees, there is no other business to be brought before the meeting. However, if other matters do properly come before the meeting, Jefferson Pilot and Lincoln Life intend to vote the S&P 500 Portfolio’s shares and Core Fund’s shares, respectively, in accordance with the judgment of the Company’s Board and the Trust’s Board, respectively, on such matters.

Contract Owner Proposals

S&P 500 Portfolio

The Company does not hold annual shareholder meetings. If the Reorganization is not approved, shareholders wishing to submit proposals to be considered for inclusion in a proxy statement for a subsequent shareholder meeting should send their written proposals to the Company Secretary so that they will be received by the Company in a reasonable period of time prior to that meeting.

Core Fund

Under authority granted the Trustees by the Bylaws of the Trust, and pursuant to applicable law, special meetings are called as required. Contract Owners desiring to hold their own proxy solicitations in order to submit proposals in years in which the annual meeting is not held may require that a special meeting be called if they can obtain the written request of Contract Owners indirectly representing certain stipulated percentages of the outstanding voting securities of the Core Fund. The submission of a proposal does not guarantee its inclusion in the proxy statement and is subject to limitations under the federal securities laws. The Trust is not required to hold regular meetings of shareholders, and in order to minimize its costs, does not intend to hold meetings of shareholders unless so required by applicable law, regulation, regulatory policy, or unless otherwise deemed advisable by the Board or the Trust’s management. Therefore, it is not practicable to specify a date by which proposals must be received in order to be incorporated in an upcoming proxy statement for a meeting of shareholders. A Contract Owner wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholder meeting should send his or her written proposals to the Secretary of the Trust at 1300 South Clinton Street, Fort Wayne, Indiana 46802. Proposals must be received a reasonable time before the Fund begins to print and mail the proxy materials for the meeting. More detailed information on these procedures may be obtained from Lincoln Life or Lincoln New York.

Communications to the Board

S&P 500 Portfolio

Shareholders who wish to communicate to the full Board or to any individual Director may address correspondence to the Company, Once Granite Place, Concord, New Hampshire 03301. Without opening any such correspondence, Company management will promptly forward all such correspondence to the intended recipient(s).

Core Fund

Shareholders who wish to communicate to the full Board or to any individual Trustee may address correspondence to the Trust, c/o The Lincoln National Life Insurance Company at 1300 S. Clinton Street, Fort Wayne, IN 46802. Without opening any such correspondence, Trust management will promptly forward all such correspondence to the intended recipient(s).

Legal Matters

Certain legal matters concerning the issuance of shares of the LVIP S&P 500 Index Fund will be passed upon by Dechert, LLP, 4675 McArthur Court, Suite 1400, Newport Beach, CA 92660.

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EXHIBITS TO PROXY STATEMENT/PROSPECTUS

Exhibit A—Form of Agreement and Plan of Reorganization relating to the S&P 500 Portfolio

Exhibit B—Form of Agreement and Plan of Reorganization relating to the Core Fund

Exhibit C—Management’s Discussion of Fund Performance and Financial Highlights

Exhibit D—Comparison of Fundamental Investment Restrictions

Exhibit E—Ownership of Shares as of Record Date

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EXHIBIT A

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

Plan of Reorganization

(JP Funds to Lincoln Funds)

THIS PLAN OF REORGANIZATION dated as of                     , 2007, is by and between certain series of Funds of the Jefferson Pilot Variable Fund, Inc. (the “Acquired Corporation”) and certain series of Funds of the Lincoln Variable Insurance Products Trust (the “Acquiring Trust”).

The Acquired Corporation is a corporation organized and existing under the laws of the State of Maryland. The Acquired Corporation was incorporated in October 19, 1984, and has $20 billion authorized shares with a par value of one (1) cent per share. The Acquired Corporation owns no interest in land in Maryland. The Acquired Corporation is registered under the Investment Company Act of 1940 as an open-end management investment company. It is comprised of fourteen series.

The Acquiring Trust is a business trust organized and existing under the laws of the State of Delaware. The Acquiring Trust was formed on February 1, 2003, and has an authorized unlimited number of shares of beneficial interest with no par value. The Acquiring Trust owns no interest in land in Delaware. The Acquiring Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. It is comprised of eighteen series.

Certain Funds (each an “Acquired Fund”) will be reorganized into certain other Funds (each an “Acquiring Fund”). The following chart shows each Acquired Fund and its corresponding Acquiring Fund.

Acquired Fund (a series of the Acquired Corporation)	Corresponding Acquiring Fund (a series of the Acquiring Trust)
JPVF Capital Growth Portfolio	LVIP Capital Growth Fund
JPVF Strategic Growth Portfolio	LVIP T. Rowe Price Growth Stock Fund
JPVF S&P 500 Index Portfolio	LVIP S&P 500 Index Fund
JPVF Value Portfolio	LVIP MFS Value Fund
JPVF Mid-Cap Value Portfolio	LVIP Mid-Cap Value Fund
JPVF Mid-Cap Growth Portfolio	LVIP Mid-Cap Growth Fund
JPVF Small Company Portfolio	LVIP Small-Cap Index Fund
JPVF Small-Cap Value Portfolio	LVIP Value Opportunities Fund
JPVF International Equity Portfolio	LVIP Marsico International Growth Fund
JPVF World Growth Stock Portfolio	LVIP Templeton Growth Fund

Jefferson Pilot Investment Advisory Corporation is the investment adviser to the Acquired Funds. It is registered as an investment adviser under the Investment Advisers Act of 1940.

Delaware Management Company, a series of Delaware Management Business Trust, is the investment adviser to the Acquiring Funds. It is registered as an investment adviser under the Investment Advisers Act of 1940.

The Board of Directors of the Acquired Corporation has determined that it is in the best interests of the Acquired Corporation, the Acquired Funds, and the stockholders and beneficial owners of the Acquired Funds to combine the Acquired Funds and the Acquiring Funds in the manner set forth below.

The Board of Trustees of the Acquiring Trust has determined that it is in the best interests of the Acquiring Trust, the Acquiring Funds, and the stockholders and beneficial owners of the Acquiring Funds to combine the Acquired Funds and the Acquiring Funds in the manner set forth below.

The parties intend that the transactions contemplated herein each qualify as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986 (the “Code”).

ARTICLE I

The Effective Time

The Effective Time of the Reorganization (“Effective Time”) shall be after the close of business on April 27, 2007, or such other time as shall be specified by the Boards or the appropriate officers of the Acquired Corporation and the Acquiring Trust.

In the event that trading on the New York Stock Exchange or on another exchange or market on which securities or other investments held by the Acquiring Funds or Acquired Funds is disrupted on the date of the Effective Time so that, in the judgment of the Boards (or appropriate officers acting under the authority of the Boards), accurate appraisal of the net assets of the Acquiring Funds or the Acquired Funds is impracticable, the Effective Time shall be postponed until the first business day after the day on which trading on such exchange or in such market shall have been resumed without disruption.

The Reorganization

At the Effective Time, the assets and liabilities, whether known or unknown, of each Acquired Fund will become the assets and liabilities of the corresponding Acquiring Fund, and the separate existence of the Acquired Fund will cease. The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund. Each Acquiring Fund shall also assume all of the liabilities of the corresponding Acquired Fund, whether accrued or contingent, known or unknown, existing at the Effective Time.

At the Effective Time, holders of each class of shares of each Acquired Fund representing interests in the corresponding Acquired Fund (“Acquired Fund Shares”) shall become holders of the same class of shares of such stock representing interests in the Acquiring Fund (“Acquiring Fund Shares”).

ARTICLE II

Transfer of Assets

Provided that all of the conditions precedent to the Reorganization described in Article III are fulfilled, then at the Effective Time, all of the assets of each Acquired Fund will be transferred to the corresponding Acquiring Fund in exchange for Acquiring Fund Shares and all of the liabilities of the Acquired Fund will be assumed by the Acquiring Fund.

Exchange of Stock

At the Effective Time, each Acquired Fund will exchange each outstanding Acquired Fund Shares of each class for a number of corresponding Acquiring Fund Shares of the same class. The number of full and fractional Acquiring Fund Shares to be issued to holders of Acquired Fund Shares will be determined on the basis of the relative net asset values of the Acquired Fund and the corresponding Acquiring Fund as of 4:00 p.m. Eastern Standard Time on the day of the Effective Time. The number of Acquiring Fund Shares to be issued to each holder of Acquired Fund Shares shall be determined by multiplying the number of Acquired Fund Shares to be exchanged by the stockholder by a fraction, the denominator of which is the net asset value per share of Acquiring Fund Shares and the numerator of which is the net asset value per share of Acquired Fund Shares.

The net asset value of the Acquired Fund and the net asset value of the Acquiring Fund shall be determined in accordance with methods set forth in the Acquired Fund’s and Acquiring Fund’s respective current Form N-lA registration statements and valuation procedures then in effect. In the alternative, the officers of each the Acquired Fund and the corresponding Acquiring Fund may set the net asset value per share at the Effective Time.

Promptly after the Effective Time, the Acquiring Trust shall cause to be registered on its transfer agency books in the name of each record holder of Acquired Fund Shares immediately prior to the Reorganization, without any action on the part of such record holder, the number of Acquiring Fund Shares (and fractional interests in such shares) issued to such record holder in the Reorganization.

ARTICLE III

Other Conditions Precedent to the Reorganization

To the extent required by the Acquired Fund’s Bylaws, the Board will call a meeting of the holders of the Acquired Fund Shares in order to submit to such holders the Plan of Reorganization for their approval or disapproval. Prior to the Effective Time, the holders of the Acquired Fund Shares shall meet and approve the Plan of Reorganization in accordance with the provisions of each Acquired Fund’s Bylaws.

Prior to any meeting of the holders of Acquired Fund Shares, each Acquired Fund shall distribute to such holders entitled to vote at such meeting a proxy statement and other proxy materials (including voting instruction forms) that comply in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

Prior to the Effective Time, the Acquired Funds will distribute substantially all of its net tax-exempt income, investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryovers), if any, that has accrued through the Effective Time.

Prior to the Effective Time, the Acquiring Funds and the Acquired Funds will receive a legal opinion of tax counsel, Dechert LLP, substantially to the effect that:

1. The acquisition, pursuant to the Plan of Reorganization, by an Acquiring Fund of the assets of the corresponding Acquired Fund in exchange for Acquiring Fund Shares will constitute a reorganization within the meaning Section 368(a)(1)(    ) of the Code;

2. No gain or loss will be recognized by an Acquired Fund upon the transfer of all of its assets to the Acquiring Fund;

3. The tax basis of the assets of an Acquired Fund in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

4. The holding period of the assets of an Acquired Fund transferred to the Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

5. No gain or loss will be recognized by an Acquiring Fund upon its receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund;

6. No gain or loss will be recognized by the holders of Acquired Fund Shares upon their receipt of Acquiring Fund Shares in exchange for their Acquired Fund Shares;

7. The basis of the Acquiring Fund Shares received by holders of Acquired Fund Shares will be the same as the basis of the Acquired Fund Shares exchanged therefor; and

8. The holding period of Acquiring Fund Shares received by holders of Acquired Fund Shares will include the holding period of the Acquired Fund Shares exchanged therefor, provided that at the time of the exchange, the Acquired Fund Shares were held as capital assets.

ARTICLE III

Expenses

The Lincoln National Life Insurance Company will pay the expenses of the Reorganization. The costs of the Reorganization will include preparation of the Registration Statements, printing and distributing the Acquired Funds’ proxy materials, legal fees, accounting fees, and expenses of holding shareholders’ meetings. However, the brokerage costs associated with repositioning the Funds’ portfolios in connection with the Reorganization will be shared by the Acquiring Funds and The Lincoln National Life Insurance Company in accordance with a methodology approved by the Board of the Acquired Corporation and the Board of the Acquiring Trust.

ARTICLE IV

Miscellaneous

At any time prior to the Effective Time, the Plan of Reorganization may be terminated by either Board (or appropriate officers of either Board) or be abandoned. In either event, the Plan of Reorganization shall become void and have no effect, without liability on the part of an Acquired Fund, an Acquiring Fund, the Acquired Corporation, the Acquiring Trust or the holders of Acquired Fund Shares or Acquiring Fund Shares.

The Plan of Reorganization and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Maryland.

JEFFERSON PILOT VARIABLE FUND, INC.
on behalf of the Acquired Funds

By:
[Title]

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
on behalf of the Acquiring Funds

By:
[Title]

EXHIBIT B

FORM OF AGREEMENT AND PLAN OF REORGANIZATION

Plan of Reorganization

(Lincoln Fund to Lincoln Fund)

THIS PLAN OF REORGANIZATION dated as of                     , 2007, is by and between certain series of Funds of the Lincoln Variable Insurance Products Trust (the “Trust”).

The Trust is a statutory trust organized and existing under the laws of the State of Delaware. The Trust was formed on February 1, 2003, and has an unlimited number of authorized shares with no par value. The Trust owns no interest in land in Delaware. The Trust is registered under the Investment Company Act of 1940 as an open-end management investment company. It is comprised of eighteen series.

Certain Funds (each an “Acquired Fund”) will be reorganized into certain other Funds (each an “Acquiring Fund”). The following chart shows each Acquired Fund and its corresponding Acquiring Fund.

Acquired Fund	Corresponding Acquiring Fund
Lincoln VIP Core Fund	LVIP S&P 500 Index Fund
Lincoln VIP Growth Fund	Lincoln VIP Capital Appreciation Fund

Delaware Management Company is the investment adviser to both the Acquired Funds and the Acquiring Funds. It is registered as an investment adviser under the Investment Advisers Act of 1940.

The Board of Trustees of the Trust has determined that it is in the best interests of the Trust, the Acquiring Funds, the Acquired Funds and the beneficial owners of the Acquired Funds to combine the Acquired Funds and the Acquiring Funds in the manner set forth below.

The parties intend that the transactions contemplated herein each qualify as a plan of reorganization within the meaning of Section 368(a)(1) of the Internal Revenue Code of 1986 (the “Code”).

ARTICLE V

The Effective Time

The Effective Time of the Reorganization (“Effective Time”) shall be after the close of business on April 27, 2007, or such other time as shall be specified by the Board or the appropriate officers of the Trust.

In the event that trading on the New York Stock Exchange or on another exchange or market on which securities or other investments held by the Acquiring Funds or Acquired Funds is disrupted on the date of the Effective Time so that, in the judgment of the Board (or appropriate officers acting under the authority of the Board), accurate appraisal of the net assets of the Acquiring Funds or the Acquired Funds is impracticable, the Effective Time shall be postponed until the first business day after the day on which trading on such exchange or in such market shall have been resumed without disruption.

The Reorganization

At the Effective Time, the assets and liabilities, whether known or unknown, of each Acquired Fund will become the assets and liabilities of the corresponding Acquiring Fund, and the separate existence of the Acquired Fund will cease. The assets of each Acquired Fund to be acquired by the corresponding Acquiring Fund shall consist of all assets and property, including, without limitation, all cash, securities, commodities and futures interests and dividends or interests receivable that are owned by the Acquired Fund and any deferred or prepaid expenses shown as an asset on the books of the Acquired Fund. Each Acquiring Fund shall also assume all of the liabilities of the corresponding Acquired Fund, whether accrued or contingent, known or unknown, existing at the Effective Time.

At the Effective Time, holders of each class of shares of each Acquired Fund representing interests in the corresponding Acquired Fund (“Acquired Fund Shares”) shall become holders of the same class of shares of such stock representing interests in the Acquiring Fund (“Acquiring Fund Shares”).

ARTICLE VI

Transfer of Assets

Provided that all of the conditions precedent to the Reorganization described in Article III are fulfilled, then at the Effective Time, all of the assets of each Acquired Fund will be transferred to the corresponding Acquiring Fund in exchange for Acquiring Fund Shares and all of the liabilities of the Acquired Fund will be assumed by the Acquiring Fund.

Exchange of Stock

At the Effective Time, each Acquired Fund will exchange its outstanding Acquired Fund Shares of each class for a number of corresponding Acquiring Fund Shares of the same class. The number of full and fractional Acquiring Fund Shares to be issued to holders of Acquired Fund Shares will be determined on the basis of the relative net asset values of the Acquired Fund and the corresponding Acquiring Fund as of 4:00 p.m. Eastern Standard Time on the day of the Effective Time. The number of Acquiring Fund Shares to be issued to each holder of Acquired Fund Shares shall be determined by multiplying the number of Acquired Fund Shares to be exchanged by the shareholder by a fraction, the denominator of which is the net asset value per share of Acquiring Fund Shares and the numerator of which is the net asset value per share of Acquired Fund Shares.

The net asset value of the Acquired Fund and the net asset value of the Acquiring Fund shall be determined in accordance with methods set forth in the Acquired Fund’s and Acquiring Fund’s respective current Form N-lA registration statements and valuation procedures then in effect. In the alternative, the officers of each the Acquired Fund and the corresponding Acquiring Fund may set the net asset value per share at the Effective Time.

Promptly after the Effective Time, the Trust shall cause to be registered on its transfer agency books in the name of each record holder of Acquired Fund Shares immediately prior to the Reorganization, without any action on the part of such record holder, the number of Acquiring Fund Shares (and fractional interests in such shares) issued to such record holder in the Reorganization.

ARTICLE VII

Other Conditions Precedent to the Reorganization

To the extent required by the Acquired Fund’s Bylaws, the Board will call a meeting of the holders of the Acquired Fund Shares in order to submit to such holders the Plan of Reorganization for their approval or disapproval. Prior to the Effective Time, the holders of the Acquired Fund Shares shall meet and approve the Plan of Reorganization in accordance with the provisions of each Acquired Fund’s Bylaws.

Prior to any meeting of the holders of Acquired Fund Shares, each Acquired Fund shall distribute to such holders entitled to vote at such meeting a proxy statement and other proxy materials (including voting instruction forms) that comply in all material respects with the applicable provisions of Section 14(a) of the Securities Exchange Act of 1934 and the rules and regulations promulgated thereunder.

Prior to the Effective Time, each Acquired Fund will distribute substantially all of its net tax-exempt income, investment company taxable income (computed without regard to any deduction for dividends paid) and net capital gain (after reduction for any available capital loss carryovers), if any, that has accrued through the Effective Time.

Prior to the Effective Time, the Acquiring Funds and the Acquired Funds will receive a legal opinion of tax counsel, Dechert LLP, substantially to the effect that:

1. The acquisition, pursuant to the Plan of Reorganization, by an Acquiring Fund of the assets of the corresponding Acquired Fund in exchange for Acquiring Fund Shares will constitute a reorganization within the meaning Section 368(a)(1)(    ) of the Code;

2. No gain or loss will be recognized by an Acquired Fund upon the transfer of all of its assets to the Acquiring Fund;

3. The tax basis of the assets of an Acquired Fund in the hands of the Acquiring Fund will be the same as the tax basis of such assets in the hands of the Acquired Fund immediately prior to the transfer;

4. The holding period of the assets of an Acquired Fund transferred to the Acquiring Fund will include the period during which such assets were held by the Acquired Fund;

5. No gain or loss will be recognized by an Acquiring Fund upon its receipt of the assets of the Acquired Fund in exchange for shares of the Acquiring Fund;

6. No gain or loss will be recognized by the holders of Acquired Fund Shares upon their receipt of Acquiring Fund Shares in exchange for their Acquired Fund Shares;

7. The basis of the Acquiring Fund Shares received by holders of Acquired Fund Shares will be the same as the basis of the Acquired Fund Shares exchanged therefor; and

8. The holding period of Acquiring Fund Shares received by holders of Acquired Fund Shares will include the holding period of the Acquired Fund Shares exchanged therefor, provided that at the time of the exchange, the Acquired Fund Shares were held as capital assets.

ARTICLE VIII

Expenses

The Lincoln National Life Insurance Company will pay the expenses of the Reorganization. The costs of the Reorganization will include preparation of the Registration Statements, printing and distributing the Acquired funds’ proxy materials, legal fees, accounting fees, and expenses of holding shareholders’ meetings. With respect to the Reorganization of the Growth Fund into the Capital Appreciation Fund, the brokerage costs associated with repositioning the Funds’ portfolios in connection with the Reorganization will be paid by Janus Capital Management LLC, the sub-adviser to the Capital Appreciation Fund. With respect to the Reorganization of the Core Fund into the LVIP S&P 500 Index Fund, the brokerage costs associated with repositioning the Funds’ portfolios in connection with the Reorganization will be shared by the LVIP S&P 500 Index Fund and The Lincoln National Life Insurance Company in accordance with a methodology approved by the Board of Trustees of the Trust and the Board of Directors of the Company.

ARTICLE IX

Miscellaneous

At any time prior to the Effective Time, the Plan of Reorganization may be terminated by the Board (or appropriate officers of the Trust acting under the authority of the Board) or be abandoned. In either event, the Plan of Reorganization shall become void and have no effect, without liability on the part of an Acquired Fund, an Acquiring Fund, the Trust or the holders of Acquired Fund Shares or Acquiring Fund Shares.

The Plan of Reorganization and all amendments hereto shall be governed by and construed in accordance with the laws of the State of Delaware.

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
on behalf of the Acquired Funds

By:
[Title]

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST
on behalf of the Acquiring Funds

By:
[Title]

EXHIBIT C

Management’s Discussion of Fund Performance and Financial Highlights

Management’s Discussion of Fund Performance

The discussion of performance for both the S&P 500 Portfolio and the Core Fund in this Exhibit C is taken from the respective Fund’s most recent annual report to shareholders and does not reflect developments occurring after the report was filed with the SEC and sent to shareholders.

S&P 500 Portfolio

U.S. Equity Markets

The U.S. stock market continued its string of positive returns in 2005, marking the third straight year of gains. Despite a volatile path, driven by natural disasters, climbing oil prices and continued unrest abroad, the S&P 500© Index finished the year up 4.91%, while the broad-cap Russell Index rose 6.12%. A late year rally from large-cap stocks pushed them ahead of small-caps for the first time in six years. The Russell 1000® Index rose 6.27%, compared to a 4.55% gain in the Russell 2000® Index. While all sectors of the market gained for the year, value outperformed growth, and mid-cap equities reigned supreme as the Russell Midcap© Index rose 12.65%

1Q05: The U.S. stock market got off to a slow start in 2005, declining in January, bounding back up in February, and falling once again in March to end the quarter down 2.15%, as measured by the S&P 500© Index. Fears of inflation and global unrest dragged on investor sentiment, and March brought General Motors’ announcement of its biggest quarterly loss since 1992, which seemed to break even the biggest optimists.

2Q05: The second quarter began with increasing concern over inflation and a falling stock market. Fears seemed to vanish quickly as positive economic news spread, and the Fed indicated that long-term inflation was “well contained,” leading a slight gain for the three-month period.

3Q05: The third quarter was the best quarter of the year, as the S&P 500 Index gained 3.60%. A majority of those gains occurred in June as investors continued to believe the Fed was nearing an end to its tightening policy. Gains were quickly capped as crude oil hit a record $60 per barrel.

4Q05: The last part of the year started off negative, but quickly accelerated into the holiday season, and ended on a high note as the S&P 500© Index rose 2.09% for the three month period. Inflation concerns ignited a sell-off early in the quarter, only to be extinguished as investors saw an end to interest rate hikes, resulting in the biggest market gain of the year in November.

Investment Strategies and Techniques

The investment strategy employed by the S&P 500© Index Portfolio is to fully replicate the S&P 500 Index while seeking to minimize transaction costs charged to the Portfolio. The Portfolio makes use of a small cash pool hedged with futures to fund daily cash activity and minimize the amount of un-invested cash. The futures pool in the Portfolio is not expected to significantly impact the Portfolio’s performance and as a result the Portfolio is expected to closely match the return of the S&P 500 Index.

S&P 500 INDEX PORTFOLIO

AND THE S&P 500© INDEX

Comparison of Change in Value of $10,000 Investment

AVERAGE ANNUAL TOTAL RETURNS

	S&P 500 Index Portfolio	S&P 500© Index*
1 Year	4.69%	4.91%
5 Year	0.25%	0.54%
Inception	-1.34%	-1.06%

Inception Date—May 1, 2000. Past performance is not predictive of future performance.

*	This graph compares an initial $10,000 investment made in the S&P 500 Index Portfolio (the “Portfolio”) at its inception with a similar investment in the S&P 500© Index. For the purposes of this graph and the accompanying table, the average annual total return for the Portfolio reflects all recurring expenses and includes the reinvestment of all dividends and distributions.

The S&P 500© Index is an unmanaged index and includes the reinvestment of all dividends, but does not reflect the payment of transaction costs, advisory fees or expenses that are associated with an investment in the Portfolio.

Core Fund

The Fund returned 4.4% (Standard Class shares with distributions reinvested) since its inception on May 3, 2005. Its benchmark, the S&P 500 Index*, returned 9.30% from May 2, 2005 through December 31, 2005.

When viewed at year-end 2005, the financial markets seemed fairly benign, with stocks having posted small gains, and bonds finishing the year about where they began. While that might seem boring, there was plenty of volatility inside the markets. Some groups, like energy and natural resources, had big moves interrupted by some sharp corrections. Other groups, despite excellent or improving fundamentals, suffered from neglect. That was particularly true of many of the big blue chip stocks.

The Core Fund continues to own a package of companies with characteristics that the managers believe have served well over long periods of time; superior balance sheets, necessary products, free cash flow that can be used to raise dividends and/or repurchase shares, or assets that are under-appreciated by the markets. The managers maintain a positive outlook and believe an anticipated end to Fed rate hikes could be a catalyst for better markets.

Harry D. Cohen

Salomon Brothers Asset Management

Growth of $10,000 invested 5/3/05 through 12/31/05

This chart illustrates, hypothetically, that $10,000 was invested in the Core Fund Standard Class shares on 5/3/05 (commencement of operations). As the chart shows, by December 31, 2005, the value of the investment at net asset value, with any dividend and distributions reinvested, would have grown to $10,444. For comparison, look at how the S&P 500 Index did from 5/2/05 through 12/31/05. The same $10,000 investment would have grown to $10,930. Earnings from a variable annuity investment compound tax-free until withdrawn, so no adjustments were made for income taxes. Past performance is not indicative of future performance. Remember, an investor cannot invest directly in an index. An expense waiver was in effect for the Fund during the period show. Performance would have been lower had the expense waiver not been in effect.

Cumulative total return on investment Standard Class Shares	Ended 12/31/05
Inception (5/03/05)	+4.44%

The Service Class shares cumulative total return on 4.27% for the period from 5/3/05 (commencement of operations) to 12/31/05.

*	The S&P 500 Index measures the performance of mostly large-capitalization U.S. companies.

Financial Highlights

The financial highlights tables are intended to help you understand the performance of each class of each Fund for the past five years or since inception. Certain information reflects financial results for a single share. Total return represents the rate that a shareholder would have earned (or lost) on a fund share assuming reinvestment of all dividends and distributions. The financial highlights of both the S&P 500 Portfolio and the Core Fund for the periods through December 31, 2005 that are contained in this Exhibit C have been derived from financial statements audited by Ernst & Young LLP, the Funds’ independent registered public accounting firm. Ernst & Young’s reports, along with the Funds’ financial statements for periods through December 31, 2005, are included in the respective Fund’s annual report (each available upon request). The financial highlights of both the S&P 500 Portfolio and the Core Fund for the six months ended June 30, 2006 that are contained in this Exhibit C have been derived from financial statements which are unaudited and which are contained in each Fund’s semi-annual report (each available upon request).

S&P 500 Portfolio

	Income From Investment Operations				Less Distributions to Shareholders
	Net asset value, beginning of period	Net Investment Income (loss)	Net gains and losses on securities (both realized and unrealized)	Total from investment operations	Dividends from net investment income	Distributions from capital gains	Total distributions
S&P 500 Portfolio
Six months ended June 30, 2006 (Unaudited)	8.72	0.07	0.16	0.23	(0.14)	—	(0.14)
Year ended December 31, 2005	8.47	0.14	0.25	0.39	(0.14)	—	(0.14)
Year ended December 31, 2004	7.76	0.14	0.67	0.81	(0.10)	—	(0.10)
Year ended December 31, 2003	6.13	0.10	1.61	1.71	(0.08)	—	(0.08)
Year ended December 31, 2002	7.97	0.08	(1.84)	(1.76)	(0.08)	—	(0.08)
Year ended December 31, 2001	9.14	0.08	(1.19)	(1.11)	(0.06)	—	(0.06)

	Net asset value, end of period	Total return (B)	Ratios to Average Net Assets (prior to expense offsets and expense reimbursements:(A)				Ratios to Average Net Assets (net of expense offsets and expense reimbursements:(A)				Portfolio turnover rate	Net assets, at end of period (in millions
			Expenses		Net investment income (loss)		Expenses		Net investment income (loss)
S&P 500 Index Portfolio
Six months ended June 30, 2006 (Unaudited)	8.81	2.61%	0.36	%(C)	1.58	%(C)	0.28	%(C)	1.66	%(C)	2.49%	232.1
Year ended December 31, 2005	8.72	4.69%	0.34%		1.54%		0.28%		1.60%		5.13%	233.2
Year ended December 31, 2004	8.47	10.56%	0.34%		1.68%		0.28%		1.74%		1.74%	237.3
Year ended December 31, 2003	7.76	28.30%	0.39%		1.37%		0.28%		1.48%		2.10%	214.6
Year ended December 31, 2002	6.13	(22.34)%	0.34%		1.22%		0.28%		1.28%		2.86%	165.9
Year ended December 31, 2001	7.97	(12.18)%	0.35%		1.03%		0.28%		1.09%		1.59%	189.0

(A)	Jefferson Pilot Investment Advisory Corporation (“JPIA”) has entered into an Expense Reimbursement Plan with the S&P 500 Index Portfolio. JPIA has agreed to maintain the operating expenses (excluding interest, taxes, brokerage commissions or extraordinary expenses) of the Portfolio at an annual rate of 0.28% of average daily net assets.
(B)	Total return assumes reinvestment of all dividends during the period and does not reflect deduction of account fees and charges that apply to the separate account or related insurance policies. Investment returns and principal values will fluctuate and shares, when redeemed, may be worth more or less than the original cost. Total return figures for periods of less than one year have not been annualized.
(C)	Ratios are calculated on an annualized basis.

Core Fund

Selected data for each share of the Fund outstanding throughout each period were as follows:

	Core Fund Standard Class
	Six Months Ended 6/30/06[1] (Unaudited)	5/3/05[2] to 12/31/05
Net asset value, beginning of period	$10.407	$10.000

Income from investment operations:
Net Investment income[3]	0.068	0.078
Net realized and unrealized gain on investments and foreign currencies	0.279	0.366

Total from investment operations	0.347	0.444

Less dividends and distributions from:
Net investment income	—	(0.037)

Total dividends and distributions	—	(0.037)

Net asset value, end of period	$10.754	$10.407

Total return[4]	3.33%	4.44%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$34,064	$14,612
Ratio of expenses to average net assets	0.84%	0.84%[5]
Ratio of expenses to average net assets prior to fees waived and expense paid indirectly	1.48%	3.61%
Ratio of net investment income to average net assets	1.29%	1.14%
Ratio of net investment income (loss) to average net assets prior to fees waived and expense paid indirectly	0.65%	(1.63)%
Portfolio turnover	40%	43%

[1]	Ratios and portfolio turnover have been annualized and total return has not been annualized.
[2]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
[5]	Ratio for the period ended December 31, 2005 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 0.89%.

	Core Fund Service Class
	Six Months Ended 6/30/06[1] (Unaudited)	5/3/05[2] to 12/31/05
Net asset value, beginning of period	$10.404	$10.000

Income from investment operations:
Net Investment income[3]	0.055	0.061
Net realized and unrealized gain on investments and foreign currencies	0.278	0.366

Total from investment operations	0.333	0.427

Less dividends and distributions from:
Net investment income	—	(0.023)

Total dividends and distributions	—	(0.023)

Net asset value, end of period	$10.737	$10.404

Total return[4]	3.20%	4.27%

Ratios and supplemental data:
Net assets, end of period (000 omitted)	$2,274	$836
Ratio of expenses to average net assets	1.09%	1.09%[5]
Ratio of expenses to average net assets prior to fees waived and expense paid indirectly	1.73%	3.86%
Ratio of net investment income to average net assets	1.04%	0.89%
Ratio of net investment income (loss) to average net assets prior to fees waived and expense paid indirectly	0.40%	(1.88)%
Portfolio turnover	40%	43%

[1]	Ratios and portfolio turnover have been annualized and total return has not been annualized.
[2]	Date of commencement of operations; ratios and portfolio turnover have been annualized and total return has not been annualized.
[3]	The average shares outstanding method has been applied for per share information.
[4]	Total investment return is based on the change in net asset value of a share during the period and assumes reinvestment of dividends and distributions at net asset value. Total investment return reflects waivers and payment of fees by the manager. Performance would have been lower had the expense limitation not been in effect.
[5]	Ratio for the period ended December 31, 2005 including fees paid indirectly in accordance with Securities and Exchange Commission rules was 1.14%.

EXHIBIT D

Comparison of Fundamental Investment Restrictions

Restriction	S&P 500 Portfolio (an Acquired Fund)	Core Fund (an Acquired Fund) and LVIP S&P 500 Index Fund (the Acquiring Fund)	Differences between the S&P 500 Portfolio and the LVIP S&P 500 Index Fund

Real Estate:	The S&P 500 Portfolio will not invest in real estate, although it may buy securities of companies which deal in real estate and securities which are secured by interests in real estate, including interests in real estate investment trusts.	Neither Fund may purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.	These policies, although worded differently, are substantially similar in all material respects.

Commodities:	The S&P 500 Portfolio will not invest in commodities or commodity contracts, except that the S&P 500 Portfolio may invest in stock index futures and options on stock index futures, if, immediately thereafter (a) the total of the initial margin deposits required with respect to all open futures positions at the time such positions were established plus the sum of the premiums paid for all unexpired options on futures contracts would not exceed 5% of the value of the Portfolio’s total assets and (b) a segregated account consisting of cash or liquid high-grade debt securities or liquid equity securities in an amount equal to the total market value of any futures contracts purchased by the Portfolio, less the amount of any initial margin, is established by the Portfolio. In the case of an option that is “in-the-money” at the time of purchase, the “in-the-money” amount, as defined under the Commodity Futures Trading Commission regulations, may be excluded in computing the 5% limit.	Neither Fund may purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the fund from investing in securities that are secured by physical commodities or engaging in transactions involving financial commodities, such as financial options, financial futures contracts, options on financial futures contracts, and financial forward contracts.	The LVIP S&P 500 Index Fund’s policy regarding purchasing and selling commodities is more permissive than that of the S&P 500 Portfolio; however, the S&P 500 Portfolio’s current practices are not expected to change as a result of the Reorganization. Commodities or commodity-related instruments can be more volatile and can be affected either directly or indirectly by a variety of factors.

Restriction	S&P 500 Portfolio (an Acquired Fund)	Core Fund (an Acquired Fund) and LVIP S&P 500 Index Fund (the Acquiring Fund)	Differences between the S&P 500 Portfolio and the LVIP S&P 500 Index Fund
Lending:	The S&P 500 Portfolio will not make loans, except by the purchase of bonds or other debt obligations customarily distributed privately to institutional investors and except that the Fund may buy repurchase agreements and provided that the Fund may lend its portfolio securities to brokers, dealers and financial institutions in amounts not to exceed (in the aggregate) 33 1/3% of its total assets (taken at market value).	Neither Fund may make loans of any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, provided that this limitation does not apply to purchases of debt obligations, to repurchase agreements, and to investments in loans, including assignments and participation interests.	The LVIP S&P 500 Index Fund’s policy regarding lending is more permissive than that of the S&P 500 Portfolio; however, the S&P 500 Portfolio’s current practices are not expected to change as a result of the Reorganization. While lending securities may be a source of income to a fund, as with other extensions of credit, there are risks of delay in recovery or even loss of rights in the underlying securities should the borrower fail financially. However, loans would be made only when the Fund’s manager or sub-advisor believes the income justifies the attendant risks.

Diversification:

The S&P 500 Portfolio will not make an investment unless, when considering all its other investments, 75% of the value of the Fund’s assets would consist of cash, cash items, U.S. Government securities, securities of other investment companies, and other securities. For this restriction, “other securities” are limited, for each issuer, to not more than 5% of the value of the Fund’s assets and to not more than 10% of the issuer’s outstanding voting securities.

As a matter of operating policy, the Fund considers bank obligations as “other securities” and will invest no more than 5% of a Fund’s total assets in the obligations of any one issuer and will

		Neither Fund may with respect to 75% of its total assets, invest in a security if, as a result of such investment: (a) more than 5% of its total assets would be invested in the securities of any one issuer or (b) the fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or (ii) securities of other investment companies.	These policies, although worded differently, are substantially similar in all material respects.

Restriction	S&P 500 Portfolio (an Acquired Fund)	Core Fund (an Acquired Fund) and LVIP S&P 500 Index Fund (the Acquiring Fund)	Differences between the S&P 500 Portfolio and the LVIP S&P 500 Index Fund
own no more than 10% of the outstanding voting securities of such issuer. Pursuant to this operating policy, the Fund will not consider repurchase agreements to be subject to this 5% limitation if the collateral underlying the repurchase agreements are exclusively U.S. Government Obligations.

Underwriting:	The S&P 500 Portfolio will not act as an underwriter of securities of other issuers, except to the extent that it may be deemed to be an underwriter in reselling securities, such as restricted securities, acquired in private transactions and subsequently registered under the Securities Act of 1933.	Neither Fund may underwrite the securities of other issuers, except that the fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.	These policies, although worded differently, are substantially similar in all material respects.

Borrowing:	The S&P 500 Portfolio will not borrow money, except that, as a temporary measure for extraordinary or emergency purposes and not for investment purposes, any Fund may borrow from banks up to 5% of its assets taken at cost, provided in each case that the total borrowings have an asset coverage, of at least 300%. The S&P 500 Portfolio may not borrow money in an amount in excess of 33 1/3% of its total assets, and then only as a temporary measure for extraordinary or emergency purposes. This restriction will not prevent the S&P 500 Portfolio from entering into futures contracts as set forth above in the restriction on purchasing and selling commodities above.	Neither Fund may borrow money, except as the 1940 Act, any rule or order thereunder, or official interpretation thereof, may permit.	The LVIP S&P 500 Index Fund’s policy regarding borrowing is more permissive than that of the S&P 500 Portfolio; however, the S&P 500 Portfolio’s current practices are not expected to change as a result of the Reorganization. Borrowing may cause the value of a fund’s shares to be more volatile than if the fund did not borrow. This is because borrowing tends to magnify the effect of any increase or decrease in the value of a fund’s portfolio holdings. Borrowed money thus creates an opportunity for greater gains, but also greater losses. There are also costs associated with borrowing money, and these costs would offset and could eliminate a fund’s net investment income in any given period.

Restriction	S&P 500 Portfolio (an Acquired Fund)	Core Fund (an Acquired Fund) and LVIP S&P 500 Index Fund (the Acquiring Fund)	Differences between the S&P 500 Portfolio and the LVIP S&P 500 Index Fund
Senior Securities:	The S&P 500 Portfolio will not issue securities senior to its common stock except to the extent set out in the borrowing restriction above. For purposes hereof, writing covered call options, to the extent permitted by the S&P 500 Portfolio’s policy regarding purchasing and selling commodities, shall not involve the issuance of senior securities.	Neither Fund may issue senior securities, except as the 1940 Act, any rule or order thereunder, or official interpretation thereof, may permit.	The LVIP S&P 500 Index Fund’s policy regarding issuing senior securities is more permissive than that of the S&P 500 Portfolio; however, the S&P 500 Portfolio’s current practices are not expected to change as a result of the Reorganization. The Fund could experience increased risks due to the effects of leveraging; however the SEC’s collateralization requirements are designed to address such risks.

Buying Securities on Margin:	The S&P 500 Portfolio will not buy securities on margin, except that (1) it may obtain such short-term credits as may be necessary for the clearance of purchases and sales of securities, and (2) the S&P 500 Portfolio may make margin deposits in connection with futures contracts and options transactions to the extent permitted by the restrictions on investments in commodities and investing in or writing options discussed above.	No similar provision.	One effect of the Reorganization of the S&P 500 Portfolio into the LVIP S&P 500 Index Fund will be the elimination of this restriction on purchases on margin; however, the S&P 500 Portfolio’s current practices are not expected to change as a result of the Reorganization. The 1940 Act does not require that a fund have a fundamental policy relating to purchasing securities on margin. Margin purchases involve borrowing money from a broker to purchase securities. The risks associated with purchasing securities on margin are generally similar to those of borrowing money, described above.

Restriction	S&P 500 Portfolio (an Acquired Fund)	Core Fund (an Acquired Fund) and LVIP S&P 500 Index Fund (the Acquiring Fund)	Differences between the S&P 500 Portfolio and the LVIP S&P 500 Index Fund
Concentration:	The S&P 500 Portfolio will not invest more than 25% of the value of the total assets of the Fund in securities of any one industry, provided that there is no limitation on the S&P 500 Portfolio with respect to investments in any industry which the S&P 500 Portfolio becomes concentrated to approximately the same degree during the same period. Banks are not considered a single industry for purposes of this restriction. Nor shall this restriction apply to securities issued or guaranteed by the U.S. Government, its agencies or instrumentalities.

Neither Fund may make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or official interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry provided that this restriction does not limit the fund from investing in obligations issued or guaranteed by the U.S. Government, it agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

Notwithstanding the above, this restriction shall be interpreted such that there will be no limitation on the LVIP S&P 500 Index Fund with respect to investments in any industry which the S&P 500 Index becomes concentrated to approximately the same degree during the same period.

These policies, although worded differently, are substantially similar in all material respects.

EXHIBIT E

Ownership of Shares as of December 15, 2006

Number of Outstanding Shares

S&P 500 Portfolio	Shares Outstanding
Undesignated Class	23,961,064.44

Core Fund	Shares Outstanding
Standard Class	4,074,985.76
Service Class	323,705.88

Total	4,298,691.64

As of the date of this Proxy Statement/Prospectus there were no shares of the LVIP S&P 500 Index Fund outstanding.

Principal Holders of Shares of S&P 500 Portfolio

Series Name/Class	Shareholder Name and Address	Share Amount	Percentage
RECORD OWNERS

Undesignated Class	Jefferson Pilot Financial SA A Jefferson Pilot Financial Insurance Company 8801 Indiana Hills Drive Omaha, NE 68114	19,662,828.55	82.06%

	Jefferson Pilot Financial SA C Jefferson Pilot Financial Insurance Company 8801 Indiana Hills Drive Omaha, NE 68114	2,525,152.28	10.54%

	JPF Variable Annuity SA II Jefferson Pilot Financial Insurance Company 8801 Indiana Hills Drive Omaha, NE 68114	1,056,802.24	4.41%

	JPF Variable Annuity Separate Account Jefferson Pilot Financial Insurance Company 8801 Indiana Hills Drive Omaha, NE 68114	139,860.06	0.58%

	Jefferson Pilot LifeAmerica SA B Jefferson Pilot LifeAmerica Insurance Company One Granite Place Concord, NH 03301	284,853.54	1.19%

	Jefferson Pilot Separate Account A Jefferson-Pilot Life Insurance Company 100 N. Greene Street Greensboro, NC 27401	291,567.77	1.22%

BENEFICIAL OWNERS	None.

E-1

Principal Holders of Shares of Core Fund

Series Name/Class	Shareholder Name and Address	Share Amount	Percentage
RECORD OWNERS

Standard Class	Moderate Profile Fund Moderately Aggressive Profile Fund Aggressive Profile Fund 1300 South Clinton Street Fort Wayne, IN 46801	1,816,880.97 1,716,485.60 505,188.48	44.59 42.12 12.40	% % %

Service Class	Lincoln Life & Annuity (New York) VA Acct N Lincoln National (Life) VA Acct N 1300 South Clinton Street Fort Wayne, IN 46801	20,778.06 302,927.82	6.42 93.58	% %

BENEFICIAL OWNERS Standard Class	None

Service Class	John B. Kron 637 Race Road Coupeville, WA 98239-9566	22,679.42	7.006%

E-2

PART B

LINCOLN VARIABLE INSURANCE PRODUCTS TRUST

LVIP S&P 500 Index Fund

STATEMENT OF ADDITIONAL INFORMATION

January 26, 2007

Acquisition of the Assets and Liabilities of Lincoln VIP Core Fund (“Core Fund”) (a series of Lincoln Variable Insurance Products Trust) 1300 South Clinton Street Fort Wayne, Indiana 46802	By and in Exchange for Shares of Lincoln VIP S&P 500 Index Fund (“LVIP S&P 500 Index Fund”) (a series of Lincoln Variable Insurance Products Trust) 1300 South Clinton Street Fort Wayne, Indiana 46802

Acquisition of the Assets and Liabilities of Jefferson Pilot S&P 500 Index Portfolio (“S&P 500 Portfolio”) (a series of Jefferson Pilot Variable Fund, Inc.)

One Granite Place

Concord, New Hampshire 03301

By and in Exchange for Shares of Lincoln VIP S&P 500 Index Fund (“Surviving Fund”) (a series of Lincoln Variable Insurance Products Trust) 1300 South Clinton Street Fort Wayne, Indiana 46802

This Statement of Additional Information, which is not a prospectus, supplements and should be read in conjunction with the Proxy Statement/Prospectus dated January 26, 2007, relating specifically to the proposed transfer of all of the assets of each of the Core Fund and the S&P 500 Portfolio to the LVIP S&P 500 Index Fund and the assumption of all the liabilities of each of the Core Fund and the S&P 500 Portfolio in exchange for shares of the LVIP S&P 500 Index Fund having an aggregate value equal to those of the Core Fund and the S&P 500 Portfolio, respectively (each a “Reorganization”). To obtain a copy of the Proxy Statement/Prospectus, please write to LINCOLN VARIABLE INSURANCE PRODUCTS TRUST, 1300 South Clinton Street, Fort Wayne, Indiana 46802, or call (800) 4LINCOLN (454-6265). Each Reorganization will be pursuant to an Agreement and Plan of Reorganization. The Statement of Additional Information of the LVIP S&P 500 Index Fund, dated January 26, 2007 is attached hereto as Appendix A. In addition, this Statement of Additional Information incorporates by reference the following described documents, each of which was filed electronically with the Securities and Exchange Commission and is incorporated by reference herein:

(1) The Statement of Additional Information of S&P 500 Portfolio dated May 1, 2005 (previously filed on EDGAR, Accession No: 0001047469-06-005833); and

(2) The Statement of Additional Information of Core Fund dated May 1, 2005 (previously filed on EDGAR, Accession No: 0001193125-06-073837), as supplemented on June 30, 2006 (previously filed on EDGAR, Accession No: 0000726865-06-000229 ); and

(3) Annual Report to Shareholders of the Core Fund for the fiscal year ended December 31, 2005 (previously filed on EDGAR, Accession No.: 0000893220-06-000429); and

(4) Semi-Annual Report to Shareholders of the Core Fund for the period ended June 30, 2006 (previously filed on EDGAR, Accession No.: 0000893220-06-001938); and

(5) Annual Report to Shareholders of the S&P 500 Portfolio for the fiscal year ended December 31, 2005 (previously filed on EDGAR, Accession No.: 0000757551-06-000040); and

(6) Semi-Annual Report to Shareholders of the S&P 500 Portfolio for the period ended June 30, 2006 (previously filed on EDGAR, Accession No.: 0000757551-06-000062)

1

Lincoln VIP Trust - Large Cap Index Fund

Pro Forma Portfolio of Investments(A)

As of June 30, 2006

(Unaudited)

	% of Total Investments (Pro Forma Combined)	(formerly JPVF S&P 500 Portfolio) Lincoln VIP Trust - Large Cap Index Fund
		Par/Shares	Market Value
Common Stock	84.14%
Aerospace & Defense	2.06%
Boeing		15,917	$1,303,761
General Dynamics		7,966	521,454
Goodrich		2,435	98,106
Honeywell International		16,680	672,204
L-3 Communications Holdings		2,400	181,008
Lockheed Martin		7,260	520,832
*Northrop Grumman		7,018	449,573
Raytheon		9,066	404,072
Rockwell Collins		3,507	195,936
United Technologies		20,126	1,276,391

			5,623,337

Air Freight & Logistics	0.91%
FedEx		6,057	707,821
United Parcel Service Class B		21,755	1,791,089

			2,498,910

Airlines	0.09%
Southwest Airlines		14,447	236,497

			236,497

Auto Components	0.14%
*Cooper Tire & Rubber		1,599	17,813
*†Goodyear Tire & Rubber		3,738	41,492
Johnson Controls		3,956	325,262

			384,567

Automobiles	0.33%
*Ford Motor		38,056	263,727
*General Motors		10,971	326,826
*Harley-Davidson		5,548	304,530

			895,083

Beverages	1.82%
Anheuser-Busch		15,494	706,371
Brown-Forman Class B		1,672	119,866
Coca-Cola		41,042	1,765,627
Coca-Cola Enterprises		6,286	128,046
*†Constellation Brands		4,090	102,250
Molson Coors Brewing		1,144	77,655
*Pepsi Bottling Group		2,792	89,763
*PepsiCo		33,198	1,993,208

			4,982,786

Biotechnology	1.04%
†Amgen		23,269	1,517,837
†Biogen Idec		6,882	318,843
†Genzyme		5,196	317,216
†Gilead Sciences		9,310	550,780
†MedImmune		5,013	135,852

			2,840,528

Building Products	0.14%
American Standard		3,490	151,012
Masco		8,039	238,276

			389,288

Capital Markets	2.89%
Ameriprise Financial		4,973	222,144
Bank of New York		15,167	488,377
Bear Stearns		2,345	328,488
*†E Trade Financial		8,510	194,198
Federated Investors Class B		1,790	56,385
Franklin Resources		3,000	260,430
Goldman Sachs Group		8,671	1,304,379
Janus Capital Group		4,353	77,919
Legg Mason		2,440	242,829
Lehman Brothers Holdings		10,616	691,632
***Mellon Financial		8,406	289,419
*Merrill Lynch		18,378	1,278,374
Morgan Stanley		21,349	1,349,470
Northern Trust		3,648	201,734
Schwab (Charles)		20,723	331,154
State Street		6,609	383,917
*T. Rowe Price Group		5,416	204,779

			7,905,628

Chemicals	1.28%
Air Products & Chemicals		4,541	290,261
Ashland		1,408	93,914
*Dow Chemical		19,314	753,825
*duPont (E.I.) deNemours		18,486	769,018
Eastman Chemical		1,622	87,588
Ecolab		3,558	144,384
*†Hercules		2,407	36,731
International Flavors & Fragrances		1,583	55,785
Monsanto		5,401	454,710
PPG Industries		3,262	215,292
Praxair		6,472	349,488
Rohm & Haas		2,946	147,654
*Sigma-Aldrich		1,329	96,539

			3,495,189

Commercial Banks	3.56%
AmSouth Bancorp		7,133	188,668
BB&T		10,696	444,847
Comerica		3,338	173,543
Commerce Bancorp		3,121	111,326
Compass Bancshares		2,400	133,440
Fifth Third Bancorp		11,290	417,166
First Horizon National		2,543	102,229
Huntington Bancshares		4,691	110,614
KeyCorp		8,256	294,574
M&T Bank		1,590	187,493
Marshall & Ilsley		4,286	196,042
National City		10,712	387,667
North Fork Bancorp		9,655	291,291
PNC Financial Services Group		5,931	416,178
Regions Financial		9,257	306,592
SunTrust Banks		7,303	556,927
*Synovus Financial		6,533	174,954
*U.S. Bancorp		35,413	1,093,553
Wachovia		32,056	1,733,588
Wells Fargo		33,586	2,252,948
Zions Bancorp		2,131	166,090

			9,739,730

Commercial Services & Supplies	0.61%
*†Allied Waste Industries		4,030	45,781
Avery Dennison		2,302	133,654
Cendant		20,103	327,478
*Cintas		2,798	111,248
Donnelley (R.R.) & Sons		4,277	136,650
Equifax		2,479	85,129
†Monster Worldwide		2,318	98,886
Pitney Bowes		4,476	184,859
Robert Half International		3,408	143,136
Waste Management		11,203	401,964

			1,668,785

Communications Equipment	2.32%
†ADC Telecommunications		2,374	40,026
*†Andrew		3,070	27,200
†Avaya		8,844	100,998
†Ciena		10,987	52,847
¥†Cisco Systems		121,800	2,378,754
†Comverse Technology		4,022	79,515
†Corning		30,863	746,576
*†JDS Uniphase		34,354	86,916
†Juniper Networks		9,920	158,621
*†Lucent Technologies		91,721	221,965
*Motorola		49,628	1,000,004
QUALCOMM		33,166	1,328,962
†Tellabs		8,975	119,457

			6,341,841

Computers & Peripherals	2.85%
†Apple Computer		17,106	977,095
*†Dell		45,198	1,103,283
†EMC		47,703	523,302
*†Gateway		6,858	13,030
Hewlett-Packard		55,614	1,761,852
International Business Machines		30,927	2,375,812
†Lexmark International Class A		2,076	115,903
†NCR		3,632	133,076
†Network Appliance		7,599	268,245
†QLogic		3,194	55,065

†SanDisk		3,620	184,548
†Sun Microsystems		68,801	285,524

			7,796,735

Construction & Engineering	0.06%
Fluor		1,758	163,371

			163,371

Construction Materials	0.06%
Vulcan Materials		2,059	160,602

			160,602

Consumer Finance	0.83%
American Express		24,615	1,310,010
Capital One Financial		6,023	514,665
SLM		8,417	445,428

			2,270,103

Containers & Packaging	0.15%
Ball		2,020	74,821
Bemis		2,182	66,813
†Pactiv		2,895	71,651
Sealed Air		1,735	90,359
Temple-Inland		2,272	97,401

			401,045

Distributors	0.05%
Genuine Parts		3,501	145,852

			145,852

Diversified Consumer Services	0.11%
*†Apollo Group Class A		2,751	142,144
*H&R Block		6,738	160,769

			302,913

Diversified Financial Services	4.60%
Bank of America		91,156	4,384,604
CIT Group		4,120	215,435
*Citigroup		99,311	4,790,763
JPMorgan Chase		69,351	2,912,742
Moody’s		4,846	263,913

			12,567,457

Diversified Telecommunications Services	2.14%
*AT&T		77,745	2,168,308
*BellSouth		35,733	1,293,535
CenturyTel		2,183	81,098
Citizens Communications		6,278	81,928
*†Qwest Communications International		30,982	250,644
Verizon Communications		58,639	1,963,820

			5,839,333

Electric Utilities	1.26%
†Allegheny Energy		3,393	125,779
American Electric Power		7,951	272,322
Edison International		6,589	256,971
Entergy		4,257	301,183
*Exelon		13,400	761,522
FirstEnergy		6,697	363,044
*FPL Group		7,996	330,874
Pinnacle West Capital		2,054	81,975
PPL		7,630	246,449
*Progress Energy		5,217	223,653
Southern		14,567	466,872

			3,430,644

Electrical Equipment	0.43%
*American Power Conversion		3,559	69,365
Cooper Industries		1,892	175,805
Emerson Electric		8,126	681,040
*Rockwell Automation		3,589	258,444

			1,184,654

Electronic Equipment & Instruments	0.25%
†Agilent Technologies		8,726	275,393
Jabil Circuit		3,618	92,621
Molex		2,911	97,722
†Sanmina-SCI		10,515	48,369
†Solectron		17,286	59,118
*Symbol Technologies		4,951	53,421
Tektronix		1,726	50,779

			677,423

Energy Equipment & Services	1.72%
Baker Hughes		6,920	566,402
BJ Services		6,474	241,221
Halliburton		10,402	771,932
†Nabors Industries		6,254	211,323
†National Oilwell Varco		3,500	221,620
Noble		2,702	201,083
Rowan		2,333	83,031
*Schlumberger		23,666	1,540,893
†Transocean		6,488	521,116
†Weatherford International		6,990	346,844

			4,705,465

Food & Staples Retailing	2.05%
Costco Wholesale		9,600	548,448
CVS		16,422	504,155
Kroger		14,727	321,932
Safeway		9,016	234,416
Supervalu		4,091	125,594
Sysco		12,590	384,750
Walgreen		20,049	898,997
Wal-Mart Stores		50,073	2,412,016
Whole Foods Market		2,820	182,285

			5,612,593

Food Products	0.99%
Archer-Daniels-Midland		12,873	531,397
Campbell Soup		3,854	143,022
ConAgra Foods		10,581	233,946
†Dean Foods		2,590	96,322
General Mills		7,195	371,694
Heinz (H.J.)		6,756	278,482
Hershey		3,528	194,287
Kellogg		4,971	240,746
McCormick & Co.		2,537	85,116
Sara Lee		15,340	245,747
Tyson Foods Class A		5,240	77,866
Wrigley, (Wm) Jr		4,497	203,984

			2,702,609

Gas Utilities	0.02%
*NICOR		919	38,138
*Peoples Energy		756	27,148

			65,286

Health Care Equipment & Supplies	1.31%
Bard (C.R.)		2,080	152,381
Bausch & Lomb		1,103	54,091
Baxter International		12,741	468,359
Becton, Dickinson & Co.		4,918	300,637
*Biomet		4,868	152,320
†Boston Scientific		24,658	415,241
†Hospira		3,163	135,819
*Medtronic		24,151	1,133,165
†St. Jude Medical		7,378	239,195
Stryker		5,842	246,007
†Zimmer Holdings		4,986	282,806

			3,580,021

Health Care Providers & Services	2.28%
Aetna		11,508	459,514
AmerisourceBergen		4,222	176,986
Cardinal Health		8,463	544,425
Caremark Rx		8,910	444,342
CIGNA		2,408	237,212
†Coventry Health Care		3,150	173,061
†Express Scripts		2,952	211,776
*HCA		8,137	351,112
Health Management Associates		4,945	97,466
†Humana		3,274	175,814
*†Laboratory Corporation of America Holdings		2,450	152,464
*Manor Care		1,571	73,711
McKesson		6,217	293,940
†Medco Health Solutions		6,184	354,220
*†Patterson		2,820	98,503
Quest Diagnostics		3,094	185,392
†Tenet Healthcare		9,468	66,087
UnitedHealth Group		26,963	1,207,402
†WellPoint		12,662	921,414

			6,224,841

Health Care Technology	0.04%
*IMS Health		4,200	112,770

			112,770

Hotels, Restaurants & Leisure	1.20%
Carnival		8,775	366,268
Darden Restaurants		2,566	101,100
Harrah’s Entertainment		3,692	262,797
Hilton Hotels		6,671	188,656
Marriott International Class A		6,608	251,897
*McDonald’s		25,267	848,971
*†Starbucks		15,302	577,804
Starwood Hotels & Resorts Worldwide		4,408	265,979
*Wendy’s International		2,310	134,650
Yum Brands		5,476	275,279

			3,273,401

Household Durables	0.56%
*Black & Decker		1,615	136,403
Centex		2,512	126,354
*D.R. Horton		5,350	127,437
Fortune Brands		3,007	213,527
Harman International Industries		1,340	114,396
*KB HOME		1,560	71,526
Leggett & Platt		3,601	89,953
Lennar Class A		2,810	124,680
*Newell Rubbermaid		5,499	142,039
Pulte Homes		4,368	125,755
*Snap-On		1,212	48,989
Stanley Works		1,509	71,255
Whirlpool		1,586	131,083

			1,523,397

Household Products	1.84%
Clorox		3,017	183,946
Colgate-Palmolive		10,337	619,186
Kimberly-Clark		9,230	569,491
Procter & Gamble		65,524	3,643,134

			5,015,757

Independant Power Producers & Traders	0.64%
†AES		13,242	244,315
Constellation Energy Group		3,605	196,545
Duke Energy		24,494	719,389
†Dynegy		5,438	29,746
*TXU		9,244	552,699

			1,742,694

Industrial Conglomerates	3.45%
¥3M		15,195	1,227,300
General Electric		207,805	6,849,253
Textron		2,685	247,503
Tyco International		40,020	1,100,550

			9,424,606

Insurance	3.96%
ACE Limited		6,519	329,796
AFLAC		9,779	453,257
*Allstate		12,597	689,434
Ambac Financial Group		2,120	171,932
American International Group		52,060	3,074,143
*Aon		6,419	223,510
Chubb		8,056	401,994
Cincinnati Financial		3,565	167,591
Genworth Financial		7,130	248,409
*Hartford Financial Services Group		6,049	511,745
***Lincoln National		5,649	318,830
Loews		8,163	289,378
*Marsh & McLennan		11,077	297,861
*MBIA		2,675	156,621
*MetLife		15,226	779,723
Principal Financial Group		5,703	317,372
Progressive		15,419	396,422
Prudential Financial		9,938	772,183
SAFECO		2,518	141,889
St. Paul Travelers		14,086	627,954
Torchmark		2,089	126,844
*UnumProvident		5,958	108,019
XL Capital Limited Class A		3,452	211,608

			10,816,515

Internet & Catolog Retail	0.34%
*†Amazon.com		6,280	242,910
*†eBay		23,098	676,540

			919,450

Internet Software & Services	0.98%
†Google Class A		4,122	1,728,478
†VeriSign		4,980	115,387
†Yahoo		24,974	824,142

			2,668,007

IT Services	0.86%
†Affiliated Computer Services Class A		2,290	118,187
Automatic Data Processing		11,687	530,005
†Computer Sciences		3,714	179,906
†Convergys		2,833	55,243
Electronic Data Systems		10,537	253,520
First Data		15,162	682,896
†Fiserv		3,685	167,152
*Paychex		6,824	266,000
*SABRE Holdings Class A		2,541	55,902
*†Unisys		6,654	41,787

			2,350,598

Leisure Equipment & Products	0.14%
Brunswick		1,901	63,208
*Eastman Kodak		5,796	137,829
Hasbro		3,541	64,127
Mattel		7,585	125,228

			390,392

Life Sciences Tools & Services	0.23%
Applera Corp - Applied Biosystems Group		3,680	119,048
†Fisher Scientific International		2,500	182,625
†Millipore		953	60,029
PerkinElmer		2,632	55,009
*†Thermo Electron		3,343	121,150
†Waters		2,173	96,481

			634,342

Machinery	1.34%
*Caterpillar		13,490	1,004,735
Cummins		868	106,113
Danaher		4,605	296,194
Deere & Comapany		4,728	394,741
Dover		4,038	199,598
Eaton		2,950	222,430
Illinois Tool Works		8,294	393,965
Ingersoll-Rand Class A		6,648	284,401
ITT Industries		3,800	188,100
*†Navistar International		1,346	33,125
PACCAR		3,371	277,703
Pall		2,513	70,364
Parker-Hannifin		2,366	183,602

			3,655,071

Media	2.88%
CBS Class B		15,120	408,996
Clear Channel Communications		10,281	318,197
*†Comcast Class A		42,549	1,393,054
Disney (Walt)		43,809	1,314,270
Dow Jones & Co.		1,149	40,226
Gannett		4,855	271,540
*†Interpublic Group		9,055	75,609
McGraw-Hill Companies		7,336	368,487
Meredith		819	40,573
*New York Times Class A		3,066	75,240
News Class A		47,010	901,652
Omnicom Group		3,552	316,448
Scripps (E.W.) Class A		1,740	75,064
*Time Warner		85,310	1,475,863
Tribune		4,201	136,238
*†Univision Communications Class A		4,669	156,411
†Viacom Class B		14,258	511,007

			7,878,875

Metals & Mining	0.78%
Alcoa		17,172	555,686
Allegheny Technologies		1,653	114,453
*Freeport-McMoRan Copper & Gold Class B		3,641	201,748
Newmont Mining		8,772	464,302
Nucor		6,176	335,048
*Phelps Dodge		3,986	327,490
United States Steel		2,045	143,395

			2,142,122

Multiline Retail	0.99%
†Big Lots		2,474	42,256
Dillard’s Class A		1,072	34,143
Dollar General		6,690	93,526
Family Dollar Stores		3,109	75,953
Federated Department Stores		10,802	395,353
†Kohl’s		6,986	413,012
Nordstrom		4,370	159,505
Penney (J.C.)		4,678	315,812
*†Sears Holdings		2,007	310,764
Target		17,416	851,120

			2,691,444

Multi-Utilities & Unregulated Power	0.93%
*Ameren		4,096	206,848
CenterPoint Energy		6,261	78,262
†CMS Energy		4,178	54,063
*Consolidated Edison		4,942	219,622
Dominion Resources		7,000	523,530
DTE Energy		3,660	149,108
KeySpan		3,635	146,854
Nisource		5,277	115,250
PG&E		6,919	271,778
*Public Service Enterprise Group		4,941	326,699
Sempra Energy		5,148	234,131
TECO Energy		4,457	66,588
*Xcel Energy		8,200	157,276

			2,550,009

Office Electronics	0.09%
*†Xerox		18,511	257,488

			257,488

Oil, Gas & Consumable Fuel	6.85%
Anadarko Petroleum		9,216	439,511
Apache		6,666	454,954
*Chesapeake Energy		7,600	229,900
Chevron		44,235	2,745,224
ConocoPhillips		33,058	2,166,291
Consol Energy		2,615	122,173
Devon Energy		8,850	534,628
El Paso		13,747	206,205
EOG Resources		4,920	341,153
Exxon Mobil		120,917	7,418,258
Hess		4,800	253,680
Kerr-McGee		4,452	308,746
Kinder Morgan		2,063	206,073
Marathon Oil		7,393	615,837
Murphy Oil		3,420	191,041
Occidental Petroleum		8,686	890,749
Sunoco		2,722	188,607
Valero Energy		12,220	812,874
Williams Companies		11,780	275,181
XTO Energy		7,333	324,632

			18,725,717

Paper & Forest Products	0.28%
*International Paper		10,018	323,581
*Louisiana-Pacific		2,249	49,253
MeadWestvaco		3,624	101,218
Weyerhaeuser		4,890	304,402

			778,454

Personal Products	0.16%
Alberto-Culver		1,507	73,421
Avon Products		8,950	277,450
Estee Lauder Companies Class A		2,470	95,515

			446,386

Pharmaceuticals	5.43%
Abbott Laboratories		30,596	1,334,292
Allergan		3,090	331,433
†Barr Pharmaceuticals		2,160	103,010
Bristol-Myers Squibb		39,423	1,019,479
†Forest Laboratories		6,481	250,750
*Johnson & Johnson		59,123	3,542,650
†King Pharmaceuticals		4,999	84,983
Lilly (Eli)		22,757	1,257,779
Merck & Co.		43,523	1,585,543
*Mylan Laboratories		4,300	86,000
Pfizer		146,304	3,433,755
Schering-Plough		29,472	560,852
†Watson Pharmaceuticals		2,166	50,424
Wyeth		26,711	1,186,236

			14,827,186

Real Estate Invesment Trusts	0.80%
Apartment Investment & Management Class A		1,912	83,076
Archstone-Smith Trust		4,410	224,337
Boston Properties		1,750	158,200
Equity Office Properties Trust		7,318	267,180
Equity Residential		5,924	264,981
Kimco Realty		4,140	151,069
Plum Creek Timber		3,696	131,208
ProLogis		4,949	257,942
*Public Storage		1,600	121,440
Simon Property Group		3,642	302,067
Vornado Realty Trust		2,340	228,267

			2,189,767

Road & Rail	0.70%
Burlington Northern Santa Fe		7,432	588,986
CSX		4,348	306,273
Norfolk Southern		8,302	441,832
Ryder System		1,348	78,764
*Union Pacific		5,368	499,009

			1,914,864

Semiconductors & Semiconductor Equipment	2.28%
†Advanced Micro Devices		9,509	232,210
*†Altera		7,259	127,395
Analog Devices		7,405	237,997
Applied Materials		31,812	517,899
*†Broadcom Class A		8,792	264,200
†Freescale Semiconductor Class B		8,282	243,491
*Intel		116,033	2,198,825
KLA-Tencor		3,955	164,409
Linear Technology		6,295	210,820
*†LSI Logic		7,628	68,271
Maxim Integrated Products		6,623	212,665
†Micron Technology		13,805	207,903
National Semiconductor		6,654	158,698
†Novellus Systems		2,646	65,356
†NVIDIA		6,800	144,772
†PMC-Sierra		3,488	32,787
†Teradyne		3,763	52,419
Texas Instruments		30,971	938,112
Xilinx		6,955	157,531

			6,235,760

Software	2.68%
†Adobe Systems		12,230	371,303
Autodesk		4,740	163,340
†BMC Software		4,076	97,416
*CA		9,043	185,834
†Citrix Systems		3,419	137,239
†Compuware		7,784	52,153
*†Electronic Arts		6,092	262,200
International Game Technology		6,868	260,572
†Intuit		3,545	214,083
Microsoft		175,218	4,082,579
*†Novell		7,828	51,900
*†Oracle		75,848	1,099,038
†Parametric Technology		2,017	25,636
†Symantec		20,814	323,450

			7,326,743

Specialty Retail	1.73%
*†AutoNation		2,735	58,638
†AutoZone		1,158	102,136
†Bed Bath & Beyond		5,704	189,202
*Best Buy		7,966	436,855
Circuit City Stores		3,012	81,987
Gap		11,585	201,579
Home Depot		41,183	1,473,940
Limited Brands		6,837	174,959
*Lowe’s Companies		15,419	935,470
†Office Depot		5,843	222,034
OfficeMax		1,274	51,916
*RadioShack		2,818	39,452
Sherwin-Williams		2,146	101,892
Staples		14,547	353,783
*Tiffany & Co.		2,977	98,301
TJX		9,382	214,473

			4,736,617

Textiles, Apparel & Luxury Goods	0.30%
†Coach		7,670	229,333
Jones Apparel Group		2,303	73,212
Liz Claiborne		2,152	79,753
*NIKE Class B		3,675	297,675
VF		1,860	126,331

			806,304

Thrift & Mortgage Finance	1.35%
*Countrywide Financial		12,136	462,139
Fannie Mae		19,203	923,664
Freddie Mac		13,800	786,738
Golden West Financial		5,128	380,498
*MGIC Investment		1,794	116,610
*Sovereign Bancorp		7,602	154,397
Washington Mutual		19,083	869,803

			3,693,849

Tobacco	1.25%
Altria Group		41,852	3,073,192
Reynolds American		1,629	187,824
*UST		3,366	152,110

			3,413,126

Trading Company & Distributors	0.04%
*Grainger (W.W.)		1,581	118,939

			118,939

Wireless Telecommunciation Services	0.66%
ALLTEL		7,763	495,512
†Embarq		2,970	121,740
Sprint Nextel		59,407	1,187,546

			1,804,798

			229,898,564

U.S. Treasury Obligations	0.05%
¥U.S. Treasury Bill 4.730% 9/7/06		$130,000	128,863

			128,863

Securities Lending Collateral	15.81%
**Citibank Investors Principal Preservation Turst I, 5.250%		43,194,585	43,194,585

			43,194,585

Total Investments at Market	100.00%		$273,222,012

Total Investments at Cost			$270,950,015

†	Non-income producing security for the period ended June 30, 2006.
¥	Fully or partially pledged as collateral for financial futures contracts.
**	Security pledged as collateral for the securities on loan, which were valued at $41,709,127 at June 30, 2006.
***	Affiliated issuer. Investments in companies considered to be affiliates of the Fund.
A	No adjustments are shown to the unaudited pro forma combined portfolio of investments due to the fact that upon completion of the acquisition, no securities would need to be sold in order for the Acquiring Fund to comply with its Prospectus and SEC and IRS guidelines and restrictions. However, the foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the Funds from buying or selling securities in the normal course of such Fund’s business and operations.

The following futures contracts were outstanding at June 30, 2006:

Futures Contracts1

Contracts To Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation
31 S&P 500 E-mini Stock Index	$1,954,462	$1,983,070	9/18/2006	28,608

The use of futures contracts involves elements of market risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 6 in “Notes.”

Lincoln VIP Trust - Large Cap Index Fund

PRO FORMA COMBINED

Statement of Operations

For the Twelve Months Ended June 30, 2006

(Unaudited)

	JPVF - S&P 500 Fund	Pro Forma Adjustments		JPVF - S&P 500 Fund Pro Forma Merge to Large Cap Shell
Investment Income
Dividend income	$4,408,542	$—		$4,408,542
Interest income	76,418	—		76,418
Income from affiliated issuers	14,250	—		14,250
Security lending income	31,865	—		31,865	D

	4,531,075	—		4,531,075

Expenses
Management fees	564,273			564,273
Accounting and administration expenses	—	116,340	A	116,340
Reports and statements to shareholders	43,411	(13,008	) B	30,403
Professional fees	51,071	(1,135	) B	49,936
Trustees’ fees	18,551	(11,938	) C	6,613
Custodian fees	29,346			29,346
Other	102,885			102,885

	809,537	90,259		899,796
Less expenses absorbed or waived	(151,220)	(98,801	) E	(250,021)
Total expenses	658,317	(8,542)		649,775

Net Investment Income	3,872,758	8,542		3,881,300

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain (loss) on:
Investments	(2,773,806)	—		(2,773,806)
Futures contracts	76,138	—		76,138

Net Realized and Unrealized Gain/(Loss) on Investments:	(2,697,668)	—		(2,697,668)
Net change in unrealized appreciation/(depreciation) of investments and futures contracts	17,732,767	—		17,732,767

Net Realized and Unrealized Gain on Investments	15,035,099	—		15,035,099

Change in Net Assets Resulting from Operations	$18,907,857	$8,542		18,916,399

A	Based on new contract in effect.
B	Decrease to reflect estimated expense levels under new asset based allocation methodology.
C	Based on Trustee compensation for the surviving Fund and new asset based allocation methodology.
D	The Funds objectives allow for Securities Lending, however, the Trust has a policy not to engage in Securities Lending so it will be discontinued.
E	Increased expense would also increase the amount of expenses waived.

Lincoln VIP Trust Large Cap Index Fund

PRO FORMA

Statement of Assets and Liabilities

As of June 30, 2006

(Unaudited)

(formerly JPVF S&P 500 Portfolio) Lincoln VIP Trust - Large Cap Index Fund
Assets

Investments in unaffiliated issuers, at market value	$272,613,763
Investments in affiliated issuers, at market value	608,249
Cash	841,925
Receivables for securities sold	1,033,043
Dividends receivable	268,026

Total Assets	275,365,006

Liabilities

Obligation to return securities lending collateral	43,194,585
Accrued expenses and other liabilities	52,952
Payables for securities purchased	32,192
Payables for fund shares purchased	18,025
Valuation margin payable on futures contracts	4,799

Total Liabilities	43,302,553

Net Assets	$232,062,453

Investment at Cost	$270,950,015

Analysis of Net Assets

Shares of beneficial interest (unlimited authorization - no par)	$247,117,542
Undistributed net investment income	1,949,162
Accumulated net realized gain (loss) on investments	(19,304,856)
Net unrealized appreciation of investments	2,300,605

Net Assets	$232,062,453

Shares Outstanding	26,347,388

Standard Class Shares	26,347,388
Service Class Shares	—

Net Assets:

Standard Class Shares	$232,062,453
Service Class Shares	—

Net asset value per share:

Standard Class Shares	$8.81
Service Class Shares	$0.00

Lincoln Variable Insurance Products Trust – Large Cap Index Fund

Proforma Notes to Financial Statements

June 30, 2006

(Unaudited)

Lincoln Variable Insurance Products Trust (the “Trust”) is organized as a Delaware statutory trust. These financial statements and the related notes pertain to the Large Cap Index Fund (the “Fund”), a newly created series of the Trust. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Trust’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and its affiliates (collectively, the “Companies”) for allocation to their variable annuity products and variable universal life products.

The investment objective of the Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Portfolio.

“S&P 500” is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Jefferson Pilot Variable Corporation.

1. Basis of Pro forma Presentation

The accompanying pro forma financial statements are presented to show the effect of the proposed merger of the Jefferson Pilot Variable Fund, Inc. - S&P 500 Portfolio into the Large Cap Index Fund. The following notes refer to the accompanying pro forma financial statements as if the above-mentioned merger had taken place as of July 1, 2005.

Under the terms of the Agreement and Plan of Reorganization, the merger will be accounted for by a method of accounting for tax-free mergers of investment companies.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the S&P 500 Portfolio included in its annual report dated December 31, 2005 and semi-annual report dated June 30, 2006.

2. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation: Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the bid price will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes: The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Expenses common to all series within the Trust are allocated amongst the series based on average net assets of each series in the Trust. Expenses exclusive to a specific series within the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to

Notes to Financial Statements (Continued)

interest income over the lives of the respective securities. Realized gains (losses) on paydowns of mortgage- and asset-backed securities are classified as interest income. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as “expense paid indirectly.”

3. Management Fees and Other Transactions With Affiliates

Jefferson Pilot Investment Advisor (JPIA) is responsible for overall management of the Fund’s investment portfolio and provides certain administrative services to the Fund. JPIA is registered with the Securities and Exchange Commission as an investment advisor. JPIA is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, JPIA receives a management fee at an annual rate of 0.24% of the first $500 million of the average daily net assets of the Fund, 0.20% of the next $500 million, and 0.16% of the average daily net assets of the Fund in excess of $1 billion.

The Fund’s investment advisor, JPIA, has agreed to reimburse the Fund’s Standard Class shares and Service Class shares to the extent that the Total Annual Fund Operating Expenses exceed 0.28% and 0.53%, respectively, of average daily net assets of that Class.

Delaware Service Company, Inc. (DSC), an affiliate of JPIA, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of JPIA, provides various administrative services necessary for the operation of the Fund. For these services, plus the cost of certain support services, such as legal and corporate secretary services, the Fund pays Lincoln Life an annual fee allocated amongst the series based on average net assets of each series in the Trust.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the “Plan Fee”) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Companies whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees. No distribution expenses are paid by Standard Class shares.

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

4. Line of Credit

The Fund, along with certain other series in the Trust (the “Participants”), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at June 30, 2006, or at any time during the period.

5. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

6. Future Contracts

The Funds may enter into futures contracts in order to manage exposure to changes in market conditions which may be more inefficient or cost effective than trading the underlying securities. A futures contract is an agreement to buy or sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, each Fund is required to deposit either cash or securities of up to 5% of the contract value as collateral (“initial margin”). Subsequent payments (“variation margin”) are made or received, daily, by the Funds. The variation margin is equal to the daily change in the contact value and is recorded to the Funds as an unrealized gain or loss. The risks on entering into futures contracts include the possibility that the change in the value of the contract may mot correlate with changes in the underlying securities and that the market for the futures contract may be illiquid.

Lincoln VIP Trust - Large Cap Index Fund

Pro Forma Portfolio of Investments(A)

As of June 30, 2006

(Unaudited)

	% of Total Investments (Pro Forma Combined)	(formerly LVIPT Core Fund) Lincoln VIP Trust - Large Cap Index Fund
		Par/Shares	Market Value
Common Stock	90.06%
Aerospace & Defense	3.73%
Honeywell International		6,000	$241,800
Raytheon		10,000	445,700
United Technologies		11,275	715,061

			1,402,561

Air Freight & Logistics	1.78%
United Parcel Service Class B		8,100	666,873

			666,873

Airlines	0.52%
Southwest Airlines		11,900	194,803

			194,803

Beverages	1.75%
*PepsiCo		10,950	657,438

			657,438

Biotechnology	1.40%
†Amgen		5,675	370,180
†Genentech		1,900	155,420

			525,600

Building Products	0.47%
Masco		6,000	177,840

			177,840

Capital Markets	1.74%
Bank of New York		6,000	193,200
Goldman Sachs Group		715	107,557
*Merrill Lynch		5,050	351,278

			652,035

Chemicals	3.91%
Ashland		1,100	73,370
Cytec Industries		5,275	283,057
*Dow Chemical		2,950	115,139
*duPont (E.I.) deNemours		9,350	388,960
Ecolab		5,400	219,132
PPG Industries		5,900	389,399

			1,469,057

Commercial Banks	1.89%
Wells Fargo		10,600	711,048

			711,048

Commercial Services & Supplies	2.43%
†Covanta Holding		6,220	109,783
Pitney Bowes		7,500	309,750
Waste Management		13,800	495,144

			914,677

Communications Equipment	2.81%
†3Com		43,800	224,256
¥†Cisco Systems		31,250	610,313
*Motorola		6,000	120,900
QUALCOMM		2,500	100,175

			1,055,644

Computers & Peripherals	3.28%
†EMC		34,450	377,917
Hewlett-Packard		9,400	297,792
International Business Machines		7,225	555,024

			1,230,733

Consumer Finance	0.89%
American Express		6,300	335,286

			335,286

Diversified Consumer Services	0.15%
ServiceMaster		5,500	56,815

			56,815

Diversified Financial Services	2.08%
Bank of America		10,800	519,480
JPMorgan Chase		6,250	262,500

			781,980

Diversified Telecommunications Services	0.03%
Verizon Communications		350	11,722

			11,722

Electrical Equipment	0.37%
*American Power Conversion		7,200	140,328

			140,328

Energy Equipment & Services	2.57%
Canadian Natural Resources		7,500	415,350
ENSCO International		3,025	139,211
†National Oilwell Varco		1,800	113,976
*Schlumberger		3,150	205,096
Suncor Energy		1,125	91,136

			964,769

Food & Staples Retailing	3.99%
Costco Wholesale		6,300	359,919
Walgreen		8,600	385,624
Wal-Mart Stores		15,650	753,861

			1,499,404

Food Products	3.18%
Cadbury Schweppes ADR		7,040	273,293
†Dean Foods		3,600	133,884
General Mills		6,300	325,458
Heinz (H.J.)		2,505	103,256
Hershey		1,100	60,577
Wrigley, (Wm) Jr		6,575	298,242

			1,194,710

Health Care Equipment & Supplies	0.78%
†IDEXX Laboratories		1,300	97,669
*Medtronic		4,200	197,064

			294,733

Health Care Providers & Services	0.52%
UnitedHealth Group		4,375	195,913

			195,913

Hotels, Restaurants & Leisure	0.62%
Marcus		4,400	91,872
*McDonald’s		4,150	139,440

			231,312

Household Products	2.88%
Kimberly-Clark		6,300	388,710
Procter & Gamble		12,472	693,443

			1,082,153

Independant Power Producers & Traders	0.69%
Duke Energy		8,828	259,278

			259,278

Industrial Conglomerates	9.41%
¥3M		15,650	1,264,051
General Electric		53,250	1,755,119
Tyco International		18,750	515,625

			3,534,795

Insurance	6.88%
†Berkshire Hathaway Class A		2	183,318
†Berkshire Hathaway Class B		550	1,673,649
*Marsh & McLennan		6,300	169,407
St. Paul Travelers		12,500	557,250

			2,583,624

Internet & Catolog Retail	0.75%
*†Amazon.com		3,550	137,314
*†eBay		4,100	120,089
†Liberty Media - Interactive A		1,400	24,164

			281,567

Internet Software & Services	2.88%
†Google Class A		515	215,955
†VeriSign		16,900	391,573
†Yahoo		14,350	473,550

			1,081,078

IT Services	1.43%
Automatic Data Processing		8,900	403,615
First Data		2,950	132,868

			536,483

Life Sciences Tools & Services	0.17%
†Charles River Laboratories International		1,700	62,560

			62,560

Media	5.07%
CBS Class B		1,662	44,957
Disney (Walt)		21,900	656,999
Gannett		5,000	279,650
†Liberty Media - Capital Series A		200	16,754
Meredith		2,400	118,896
Sirius Satellite Radio		16,500	78,375
*Time Warner		37,600	650,480
†Viacom Class B		1,662	59,566

			1,905,677

Metals & Mining	0.52%
Alcoa		6,000	194,160

			194,160

Oil, Gas & Consumable Fuel	5.31%
BP ADR		3,150	219,272
Cimarex Energy		4,150	178,450
EnCana		10,650	560,616
Exxon Mobil		16,900	1,036,814

			1,995,152

Pharmaceuticals	3.81%
Bristol-Myers Squibb		3,000	77,580
*Johnson & Johnson		11,550	692,076
Pfizer		18,750	440,063
Wyeth		5,000	222,050

			1,431,769

Real Estate Management & Development	1.83%
Forest City Enterprises		13,800	688,758

			688,758

Road & Rail	1.07%
Florida East Coast Industries		7,700	402,941

			402,941

Semiconductors & Semiconductor Equipment	0.77%
†Freescale Semiconductor Class B		5,950	174,930
*Intel		5,990	113,511

			288,441

Software	3.49%
Microsoft		56,300	1,311,790

			1,311,790

Specialty Retail	0.77%
Home Depot		8,100	289,899

			289,899

Thrift & Mortgage Finance	0.36%
Brookline Bancorp		3,850	53,015
Hudson City Bancorp		6,300	83,979

			136,994

Wireless Telecommunciation Services	1.07%
ALLTEL		6,300	402,129

			402,129

			33,834,529

Exchange Traded Funds	0.71%
iShares MSCI Japan Index Fund		19,500	265,980

			265,980

Closed End Fund	0.38%
Streettracks Gold Trust		2,350	143,867

			143,867

Discount Note	8.85%
^Federal Home Loan Discount Notes 4.754% 7/3/06		$3,325,000	3,324,123

			3,324,123

Total Investments at Market	100.00%		$37,568,499

Total Investments at Cost			$36,908,970

^	Zero coupon security. The interest rate shown is the yield at the time of purchase.
†	Non-income producing security for the period ended June 30, 2006.
A	No adjustments are shown to the unaudited pro forma combined portfolio of investments due to the fact that upon completion of the acquisition, no securities would need to be sold in order for the Acquiring Fund to comply with its Prospectus and SEC and IRS guidelines and restrictions. However, the foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the Funds from buying or selling securities in the normal course of such Fund’s business and operations.

See Pro Forma Notes to Financial Statements

Lincoln VIP Trust Large Cap Index Fund

PRO FORMA

Statement of Assets and Liabilities

As of June 30, 2006

(Unaudited)

(formerly LVIPT Core Fund) Lincoln VIP Trust - Large Cap Index Fund
Assets

Investments in unaffiliated issuers, at market value	$37,568,499
Cash	139,206
Receivables for fund shares sold	82,320
Dividends receivable	26,545

Total Assets	37,816,570

Liabilities

Accrued expenses and other liabilities	703
Payables for securities purchased	1,478,064
Payables for fund shares purchased	76

Total Liabilities	1,478,843

Net Assets	$36,337,727

Investment at Cost	$36,908,970

Analysis of Net Assets

Shares of beneficial interest (unlimited authorization - no par)	$35,448,517
Undistributed net investment income	158,821
Accumulated net realized gain (loss) on investments	70,860
Net unrealized appreciation of investments	659,529

Net Assets	$36,337,727

Shares Outstanding	3,379,390

Standard Class Shares	3,167,579
Service Class Shares	211,811

Net Assets:

Standard Class Shares	$34,063,493
Service Class Shares	2,274,234

Net asset value per share:

Standard Class Shares	$10.75
Service Class Shares	$10.74

Lincoln VIP Trust - S&P 500 Index Fund

PRO FORMA COMBINED

Statement of Operations

For the Twelve Months Ended June 30, 2006

(Unaudited)

	Lincoln VIP Trust - Core Fund	Pro Forma Adjustments		Lincoln VIP Trust - Core Fund Pro Forma Merge to S&P 500 Index Fund
Investment Income
Dividend income	$262,251	$—		$262,251
Interest income	96,296	—		96,296
Foreign tax withheld	(419)	—		(419)

	358,128	—		358,128

Expenses
Management fees	118,692	(77,571	) E	41,121
Distribution expenses - Service Class	2,295			2,295
Accounting and administration expenses	124,230	(57,605	) A	66,625
Reports and statements to shareholders	15,618	(13,402	) B	2,216
Professional fees	58,188	(33,570	) B	24,618
Trustees’ fees	7,182	(6,700	) C	482
Custodian fees	13,772			13,772
Other	7,558			7,558

	347,535	(188,848)		158,687
Less expenses absorbed or waived	(198,835)	141,894	D	(56,941)
Less expense paid indirectly	(1,911)			(1,911)

Total expenses	146,789	(46,954)		99,835

Net Investment Income	211,339	46,954		258,293

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain (loss) on:
Investments	101,353	—		101,353
Foreign currencies	(16)	—		(16)

Net Realized and Unrealized Gain/(Loss) on Investments:	101,337	—		101,337
Net change in unrealized appreciation/(depreciation) of investments	673,934	—		673,934

Net Realized and Unrealized Gain on Investments	775,271	—		775,271

Change in Net Assets Resulting from Operations	$986,610	$46,954		1,033,564

A	Based on new contract in effect.
B	Decrease to reflect estimated expense levels under new asset based allocation methodology.
C	Based on Trustee compensation for the surviving Fund and new asset based allocation methodology.
D	The S&P 500 Index Fund’s investment advisor, JPIA, has agreed to reimburse the S&P 500 Index Fund’s Standard Class shares and Service Class shares to the extent that the Total Annual Fund Operating Expenses exceed 0.28% and 0.53%, respectively, of average daily net assets of that Class.
E	Based on the management fee structure of the LVIP S&P 500 Index Fund.

Lincoln Variable Insurance Products Trust – Large Cap Index Fund

Proforma Notes to Financial Statements

June 30, 2006

(Unaudited)

Lincoln Variable Insurance Products Trust (the “Trust”) is organized as a Delaware statutory trust. These financial statements and the related notes pertain to the Large Cap Index Fund (the “Fund”), a newly created series of the Trust. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Trust’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and its affiliates (collectively, the “Companies”) for allocation to their variable annuity products and variable universal life products.

The investment objective of the Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

1. Basis of Pro forma Presentation

The accompanying pro forma financial statements are presented to show the effect of the proposed merger of the Trust’s Core Fund into the Large Cap Index Fund. The following notes refer to the accompanying pro forma financial statements as if the above-mentioned merger had taken place as of July 1, 2005.

Under the terms of the Agreement and Plan of Reorganization, the merger will be accounted for by a method of accounting for tax-free mergers of investment companies.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of the Core Fund included in its annual report dated December 31, 2005 and semi-annual report dated June 30, 2006.

2. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation: Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the mean between the bid and the asked price will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes: The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Other: Expenses common to all series within the Trust are allocated amongst the series based on average net assets of each series in the Trust. Expenses exclusive to a specific series within the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Notes to Financial Statements (Continued)

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as “expense paid indirectly.”

3. Management Fees and Other Transactions With Affiliates

Jefferson Pilot Investment Advisor (JPIA) is responsible for overall management of the Fund’s investment portfolio and provides certain administrative services to the Fund. JPIA is registered with the Securities and Exchange Commission as an investment advisor. JPIA is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, JPIA receives a management fee at an annual rate of 0.24% of the first $500 million of the average daily net assets of the Fund, 0.20% of the next $500 million, and 0.16% of the average daily net assets of the Fund in excess of $1 billion.

The Fund’s investment advisor, JPIA, has agreed to reimburse the Fund’s Standard Class shares and Service Class shares to the extent that the Total Annual Fund Operating Expenses exceed 0.28% and 0.53%, respectively, of average daily net assets of that Class.

Delaware Service Company, Inc. (DSC), an affiliate of JPIA, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of JPIA, provides various administrative services necessary for the operation of the Fund. For these services, plus the cost of certain support services, such as legal and corporate secretary services, the Fund pays Lincoln Life an annual fee allocated amongst the series based on average net assets of each series in the Trust.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the “Plan Fee”) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Companies whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees. No distribution expenses are paid by Standard Class shares.

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

4. Line of Credit

The Fund, along with certain other series in the Trust (the “Participants”), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at June 30, 2006, or at any time during the period.

5. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Lincoln VIP Trust - Large Cap Index Fund

Pro Forma Portfolio of Investments(A)

As of June 30, 2006

(Unaudited)

	% of Total Investments (Pro Forma Combined)	JPVF - S&P 500 Portfolio		Lincoln VIP Trust - Core Fund		Lincoln VIP Trust - Large Cap Index Fund Pro Forma Combined
		Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value
Common Stock	84.86%
Aerospace & Defense	2.26%
Boeing		15,917	$1,303,761	0	$0	15,917	$1,303,761
General Dynamics		7,966	521,454	0	0	7,966	521,454
Goodrich		2,435	98,106	0	0	2,435	98,106
Honeywell International		16,680	672,204	6,000	241,800	22,680	914,004
L-3 Communications Holdings		2,400	181,008	0	0	2,400	181,008
Lockheed Martin		7,260	520,832	0	0	7,260	520,832
*Northrop Grumman		7,018	449,573	0	0	7,018	449,573
Raytheon		9,066	404,072	10,000	445,700	19,066	849,772
Rockwell Collins		3,507	195,936	0	0	3,507	195,936
United Technologies		20,126	1,276,391	11,275	715,061	31,401	1,991,452

			5,623,337		1,402,561		7,025,898

Air Freight & Logistics	1.02%
FedEx		6,057	707,821	0	0	6,057	707,821
United Parcel Service Class B		21,755	1,791,089	8,100	666,873	29,855	2,457,962

			2,498,910		666,873		3,165,783

Airlines	0.14%
Southwest Airlines		14,447	236,497	11,900	194,803	26,347	431,300

			236,497		194,803		431,300

Auto Components	0.12%
*Cooper Tire & Rubber		1,599	17,813	0	0	1,599	17,813
*†Goodyear Tire & Rubber		3,738	41,492	0	0	3,738	41,492
Johnson Controls		3,956	325,262	0	0	3,956	325,262

			384,567		—		384,567

Automobiles	0.29%
*Ford Motor		38,056	263,727	0	0	38,056	263,727
*General Motors		10,971	326,826	0	0	10,971	326,826
*Harley-Davidson		5,548	304,530	0	0	5,548	304,530

			895,083		—		895,083

Beverages	1.81%
Anheuser-Busch		15,494	706,371	0	0	15,494	706,371
Brown-Forman Class B		1,672	119,866	0	0	1,672	119,866
Coca-Cola		41,042	1,765,627	0	0	41,042	1,765,627
Coca-Cola Enterprises		6,286	128,046	0	0	6,286	128,046
*†Constellation Brands		4,090	102,250	0	0	4,090	102,250
Molson Coors Brewing		1,144	77,655	0	0	1,144	77,655
*Pepsi Bottling Group		2,792	89,763	0	0	2,792	89,763
*PepsiCo		33,198	1,993,208	10,950	657,438	44,148	2,650,646

			4,982,786		657,438		5,640,224

Biotechnology	1.08%
†Amgen		23,269	1,517,837	5,675	370,180	28,944	1,888,017
†Biogen Idec		6,882	318,843	0	0	6,882	318,843
†Genentech		0	0	1,900	155,420	1,900	155,420

Lincoln VIP Trust - Large Cap Index Fund

Pro Forma Portfolio of Investments(A)

As of June 30, 2006

(Unaudited)

	% of Total Investments (Pro Forma Combined)	JPVF - S&P 500 Portfolio		Lincoln VIP Trust - Core Fund		Lincoln VIP Trust - Large Cap Index Fund Pro Forma Combined
		Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value
†Genzyme		5,196	317,216	0	0	5,196	317,216
†Gilead Sciences		9,310	550,780	0	0	9,310	550,780
†MedImmune		5,013	135,852	0	0	5,013	135,852

			2,840,528		525,600		3,366,128

Building Products	0.18%
American Standard		3,490	151,012	0	0	3,490	151,012
Masco		8,039	238,276	6,000	177,840	14,039	416,116

			389,288		177,840		567,128

Capital Markets	2.75%
Ameriprise Financial		4,973	222,144	0	0	4,973	222,144
Bank of New York		15,167	488,377	6,000	193,200	21,167	681,577
Bear Stearns		2,345	328,488	0	0	2,345	328,488
*†E Trade Financial		8,510	194,198	0	0	8,510	194,198
Federated Investors Class B		1,790	56,385	0	0	1,790	56,385
Franklin Resources		3,000	260,430	0	0	3,000	260,430
Goldman Sachs Group		8,671	1,304,379	715	107,557	9,386	1,411,936
Janus Capital Group		4,353	77,919	0	0	4,353	77,919
Legg Mason		2,440	242,829	0	0	2,440	242,829
Lehman Brothers Holdings		10,616	691,632	0	0	10,616	691,632
***Mellon Financial		8,406	289,419	0	0	8,406	289,419
*Merrill Lynch		18,378	1,278,374	5,050	351,278	23,428	1,629,652
Morgan Stanley		21,349	1,349,470	0	0	21,349	1,349,470
Northern Trust		3,648	201,734	0	0	3,648	201,734
Schwab (Charles)		20,723	331,154	0	0	20,723	331,154
State Street		6,609	383,917	0	0	6,609	383,917
*T. Rowe Price Group		5,416	204,779	0	0	5,416	204,779

			7,905,628		652,035		8,557,663

Chemicals	1.60%
Air Products & Chemicals		4,541	290,261	0	0	4,541	290,261
Ashland		1,408	93,914	1,100	73,370	2,508	167,284
Cytec Industries		0	0	5,275	283,057	5,275	283,057
*Dow Chemical		19,314	753,825	2,950	115,139	22,264	868,964
*duPont (E.I.) deNemours		18,486	769,018	9,350	388,960	27,836	1,157,978
Eastman Chemical		1,622	87,588	0	0	1,622	87,588
Ecolab		3,558	144,384	5,400	219,132	8,958	363,516
*†Hercules		2,407	36,731	0	0	2,407	36,731
International Flavors & Fragrances		1,583	55,785	0	0	1,583	55,785
Monsanto		5,401	454,710	0	0	5,401	454,710
PPG Industries		3,262	215,292	5,900	389,399	9,162	604,691
Praxair		6,472	349,488	0	0	6,472	349,488
Rohm & Haas		2,946	147,654	0	0	2,946	147,654
*Sigma-Aldrich		1,329	96,539	0	0	1,329	96,539

			3,495,189		1,469,057		4,964,246

Commercial Banks	3.36%
AmSouth Bancorp		7,133	188,668	0	0	7,133	188,668
BB&T		10,696	444,847	0	0	10,696	444,847

Lincoln VIP Trust - Large Cap Index Fund

Pro Forma Portfolio of Investments(A)

As of June 30, 2006

(Unaudited)

	% of Total Investments (Pro Forma Combined)	JPVF - S&P 500 Portfolio		Lincoln VIP Trust - Core Fund		Lincoln VIP Trust - Large Cap Index Fund Pro Forma Combined
		Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value
Comerica		3,338	173,543	0	0	3,338	173,543
Commerce Bancorp		3,121	111,326	0	0	3,121	111,326
Compass Bancshares		2,400	133,440	0	0	2,400	133,440
Fifth Third Bancorp		11,290	417,166	0	0	11,290	417,166
First Horizon National		2,543	102,229	0	0	2,543	102,229
Huntington Bancshares		4,691	110,614	0	0	4,691	110,614
KeyCorp		8,256	294,574	0	0	8,256	294,574
M&T Bank		1,590	187,493	0	0	1,590	187,493
Marshall & Ilsley		4,286	196,042	0	0	4,286	196,042
National City		10,712	387,667	0	0	10,712	387,667
North Fork Bancorp		9,655	291,291	0	0	9,655	291,291
PNC Financial Services Group		5,931	416,178	0	0	5,931	416,178
Regions Financial		9,257	306,592	0	0	9,257	306,592
SunTrust Banks		7,303	556,927	0	0	7,303	556,927
*Synovus Financial		6,533	174,954	0	0	6,533	174,954
*U.S. Bancorp		35,413	1,093,553	0	0	35,413	1,093,553
Wachovia		32,056	1,733,588	0	0	32,056	1,733,588
Wells Fargo		33,586	2,252,948	10,600	711,048	44,186	2,963,996
Zions Bancorp		2,131	166,090	0	0	2,131	166,090

			9,739,730		711,048		10,450,778

Commercial Services & Supplies	0.83%
*†Allied Waste Industries		4,030	45,781	0	0	4,030	45,781
Avery Dennison		2,302	133,654	0	0	2,302	133,654
Cendant		20,103	327,478	0	0	20,103	327,478
*Cintas		2,798	111,248	0	0	2,798	111,248
†Covanta Holding		0	0	6,220	109,783	6,220	109,783
Donnelley (R.R.) & Sons		4,277	136,650	0	0	4,277	136,650
Equifax		2,479	85,129	0	0	2,479	85,129
†Monster Worldwide		2,318	98,886	0	0	2,318	98,886
Pitney Bowes		4,476	184,859	7,500	309,750	11,976	494,609
Robert Half International		3,408	143,136	0	0	3,408	143,136
Waste Management		11,203	401,964	13,800	495,144	25,003	897,108

			1,668,785		914,677		2,583,462

Communications Equipment	2.38%
†3Com		0	0	43,800	224,256	43,800	224,256
†ADC Telecommunications		2,374	40,026	0	0	2,374	40,026
*†Andrew		3,070	27,200	0	0	3,070	27,200
†Avaya		8,844	100,998	0	0	8,844	100,998
†Ciena		10,987	52,847	0	0	10,987	52,847
8†Cisco Systems		121,800	2,378,754	31,250	610,313	153,050	2,989,067
†Comverse Technology		4,022	79,515	0	0	4,022	79,515
†Corning		30,863	746,576	0	0	30,863	746,576
*†JDS Uniphase		34,354	86,916	0	0	34,354	86,916
†Juniper Networks		9,920	158,621	0	0	9,920	158,621
*†Lucent Technologies		91,721	221,965	0	0	91,721	221,965
*Motorola		49,628	1,000,004	6,000	120,900	55,628	1,120,904
QUALCOMM		33,166	1,328,962	2,500	100,175	35,666	1,429,137
†Tellabs		8,975	119,457	0	0	8,975	119,457

			6,341,841		1,055,644		7,397,485

Lincoln VIP Trust - Large Cap Index Fund

Pro Forma Portfolio of Investments(A)

As of June 30, 2006

(Unaudited)

	% of Total Investments (Pro Forma Combined)	JPVF - S&P 500 Portfolio		Lincoln VIP Trust - Core Fund		Lincoln VIP Trust - Large Cap Index Fund Pro Forma Combined
		Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value
Computers & Peripherals	2.90%
†Apple Computer		17,106	977,095	0	0	17,106	977,095
*†Dell		45,198	1,103,283	0	0	45,198	1,103,283
†EMC		47,703	523,302	34,450	377,917	82,153	901,219
*†Gateway		6,858	13,030	0	0	6,858	13,030
Hewlett-Packard		55,614	1,761,852	9,400	297,792	65,014	2,059,644
International Business Machines		30,927	2,375,812	7,225	555,024	38,152	2,930,836
†Lexmark International Class A		2,076	115,903	0	0	2,076	115,903
†NCR		3,632	133,076	0	0	3,632	133,076
†Network Appliance		7,599	268,245	0	0	7,599	268,245
†QLogic		3,194	55,065	0	0	3,194	55,065
†SanDisk		3,620	184,548	0	0	3,620	184,548
†Sun Microsystems		68,801	285,524	0	0	68,801	285,524

			7,796,735		1,230,733		9,027,468

Construction & Engineering	0.05%
Fluor		1,758	163,371	0	0	1,758	163,371

			163,371		—		163,371

Construction Materials	0.05%
Vulcan Materials		2,059	160,602	0	0	2,059	160,602

			160,602		—		160,602

Consumer Finance	0.84%
American Express		24,615	1,310,010	6,300	335,286	30,915	1,645,296
Capital One Financial		6,023	514,665	0	0	6,023	514,665
SLM		8,417	445,428	0	0	8,417	445,428

			2,270,103		335,286		2,605,389

Containers & Packaging	0.13%
Ball		2,020	74,821	0	0	2,020	74,821
Bemis		2,182	66,813	0	0	2,182	66,813
†Pactiv		2,895	71,651	0	0	2,895	71,651
Sealed Air		1,735	90,359	0	0	1,735	90,359
Temple-Inland		2,272	97,401	0	0	2,272	97,401

			401,045		0		401,045

Distributors	0.05%
Genuine Parts		3,501	145,852	0	0	3,501	145,852

			145,852		—		145,852

Diversified Consumer Services	0.12%
*†Apollo Group Class A		2,751	142,144	0	0	2,751	142,144
*H&R Block		6,738	160,769	0	0	6,738	160,769
ServiceMaster		0	0	5,500	56,815	5,500	56,815

			302,913		56,815		359,728

Lincoln VIP Trust - Large Cap Index Fund

Pro Forma Portfolio of Investments(A)

As of June 30, 2006

(Unaudited)

	% of Total Investments (Pro Forma Combined)	JPVF - S&P 500 Portfolio		Lincoln VIP Trust - Core Fund		Lincoln VIP Trust - Large Cap Index Fund Pro Forma Combined
		Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value
Diversified Financial Services	4.30%
Bank of America		91,156	4,384,604	10,800	519,480	101,956	4,904,084
CIT Group		4,120	215,435	0	0	4,120	215,435
*Citigroup		99,311	4,790,763	0	0	99,311	4,790,763
JPMorgan Chase		69,351	2,912,742	6,250	262,500	75,601	3,175,242
Moody's		4,846	263,913	0	0	4,846	263,913

			12,567,457		781,980		13,349,437

Diversified Telecommunications Services	1.88%
*AT&T		77,745	2,168,308	0	0	77,745	2,168,308
*BellSouth		35,733	1,293,535	0	0	35,733	1,293,535
CenturyTel		2,183	81,098	0	0	2,183	81,098
Citizens Communications		6,278	81,928	0	0	6,278	81,928
*†Qwest Communications International		30,982	250,644	0	0	30,982	250,644
Verizon Communications		58,639	1,963,820	350	11,722	58,989	1,975,542

			5,839,333		11,722		5,851,055

Electric Utilities	1.10%
†Allegheny Energy		3,393	125,779	0	0	3,393	125,779
American Electric Power		7,951	272,322	0	0	7,951	272,322
Edison International		6,589	256,971	0	0	6,589	256,971
Entergy		4,257	301,183	0	0	4,257	301,183
*Exelon		13,400	761,522	0	0	13,400	761,522
FirstEnergy		6,697	363,044	0	0	6,697	363,044
*FPL Group		7,996	330,874	0	0	7,996	330,874
Pinnacle West Capital		2,054	81,975	0	0	2,054	81,975
PPL		7,630	246,449	0	0	7,630	246,449
*Progress Energy		5,217	223,653	0	0	5,217	223,653
Southern		14,567	466,872	0	0	14,567	466,872

			3,430,644		—		3,430,644

Electrical Equipment	0.43%
*American Power Conversion		3,559	69,365	7,200	140,328	10,759	209,693
Cooper Industries		1,892	175,805	0	0	1,892	175,805
Emerson Electric		8,126	681,040	0	0	8,126	681,040
*Rockwell Automation		3,589	258,444	0	0	3,589	258,444

			1,184,654		140,328		1,324,982

Electronic Equipment & Instruments	0.22%
†Agilent Technologies		8,726	275,393	0	0	8,726	275,393
Jabil Circuit		3,618	92,621	0	0	3,618	92,621
Molex		2,911	97,722	0	0	2,911	97,722
†Sanmina-SCI		10,515	48,369	0	0	10,515	48,369
†Solectron		17,286	59,118	0	0	17,286	59,118
*Symbol Technologies		4,951	53,421	0	0	4,951	53,421
Tektronix		1,726	50,779	0	0	1,726	50,779

			677,423		—		677,423

Energy Equipment & Services	1.82%
Baker Hughes		6,920	566,402	0	0	6,920	566,402
BJ Services		6,474	241,221	0	0	6,474	241,221

Lincoln VIP Trust - Large Cap Index Fund

Pro Forma Portfolio of Investments(A)

As of June 30, 2006

(Unaudited)

	% of Total Investments (Pro Forma Combined)	JPVF - S&P 500 Portfolio		Lincoln VIP Trust - Core Fund		Lincoln VIP Trust - Large Cap Index Fund Pro Forma Combined
		Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value
Canadian Natural Resources		0	0	7,500	415,350	7,500	415,350
ENSCO International		0	0	3,025	139,211	3,025	139,211
Halliburton		10,402	771,932	0	0	10,402	771,932
†Nabors Industries		6,254	211,323	0	0	6,254	211,323
†National Oilwell Varco		3,500	221,620	1,800	113,976	5,300	335,596
Noble		2,702	201,083	0	0	2,702	201,083
Rowan		2,333	83,031	0	0	2,333	83,031
*Schlumberger		23,666	1,540,893	3,150	205,096	26,816	1,745,989
Suncor Energy		0	0	1,125	91,136	1,125	91,136
†Transocean		6,488	521,116	0	0	6,488	521,116
†Weatherford International		6,990	346,844	0	0	6,990	346,844

			4,705,465		964,769		5,670,234

Food & Staples Retailing	2.29%
Costco Wholesale		9,600	548,448	6,300	359,919	15,900	908,367
CVS		16,422	504,155	0	0	16,422	504,155
Kroger		14,727	321,932	0	0	14,727	321,932
Safeway		9,016	234,416	0	0	9,016	234,416
Supervalu		4,091	125,594	0	0	4,091	125,594
Sysco		12,590	384,750	0	0	12,590	384,750
Walgreen		20,049	898,997	8,600	385,624	28,649	1,284,621
Wal-Mart Stores		50,073	2,412,016	15,650	753,861	65,723	3,165,877
Whole Foods Market		2,820	182,285	0	0	2,820	182,285

			5,612,593		1,499,404		7,111,997

Food Products	1.25%
Archer-Daniels-Midland		12,873	531,397	0	0	12,873	531,397
Cadbury Schweppes ADR		0	0	7,040	273,293	7,040	273,293
Campbell Soup		3,854	143,022	0	0	3,854	143,022
ConAgra Foods		10,581	233,946	0	0	10,581	233,946
†Dean Foods		2,590	96,322	3,600	133,884	6,190	230,206
General Mills		7,195	371,694	6,300	325,458	13,495	697,152
Heinz (H.J.)		6,756	278,482	2,505	103,256	9,261	381,738
Hershey		3,528	194,287	1,100	60,577	4,628	254,864
Kellogg		4,971	240,746	0	0	4,971	240,746
McCormick & Co.		2,537	85,116	0	0	2,537	85,116
Sara Lee		15,340	245,747	0	0	15,340	245,747
Tyson Foods Class A		5,240	77,866	0	0	5,240	77,866
Wrigley, (Wm) Jr		4,497	203,984	6,575	298,242	11,072	502,226

			2,702,609		1,194,710		3,897,319

Gas Utilities	0.02%
*NICOR		919	38,138	0	0	919	38,138
*Peoples Energy		756	27,148	0	0	756	27,148

			65,286		0		65,286

Health Care Equipment & Supplies	1.25%
Bard (C.R.)		2,080	152,381	0	0	2,080	152,381
Bausch & Lomb		1,103	54,091	0	0	1,103	54,091
Baxter International		12,741	468,359	0	0	12,741	468,359

Lincoln VIP Trust - Large Cap Index Fund

Pro Forma Portfolio of Investments(A)

As of June 30, 2006

(Unaudited)

	% of Total Investments (Pro Forma Combined)	JPVF - S&P 500 Portfolio		Lincoln VIP Trust - Core Fund		Lincoln VIP Trust - Large Cap Index Fund Pro Forma Combined
		Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value
Becton, Dickinson & Co.		4,918	300,637	0	0	4,918	300,637
*Biomet		4,868	152,320	0	0	4,868	152,320
†Boston Scientific		24,658	415,241	0	0	24,658	415,241
†Hospira		3,163	135,819	0	0	3,163	135,819
†IDEXX Laboratories		0	0	1,300	97,669	1,300	97,669
*Medtronic		24,151	1,133,165	4,200	197,064	28,351	1,330,229
†St. Jude Medical		7,378	239,195	0	0	7,378	239,195
Stryker		5,842	246,007	0	0	5,842	246,007
†Zimmer Holdings		4,986	282,806	0	0	4,986	282,806

			3,580,021		294,733		3,874,754

Health Care Providers & Services	2.07%
Aetna		11,508	459,514	0	0	11,508	459,514
AmerisourceBergen		4,222	176,986	0	0	4,222	176,986
Cardinal Health		8,463	544,425	0	0	8,463	544,425
Caremark Rx		8,910	444,342	0	0	8,910	444,342
CIGNA		2,408	237,212	0	0	2,408	237,212
†Coventry Health Care		3,150	173,061	0	0	3,150	173,061
†Express Scripts		2,952	211,776	0	0	2,952	211,776
*HCA		8,137	351,112	0	0	8,137	351,112
Health Management Associates		4,945	97,466	0	0	4,945	97,466
†Humana		3,274	175,814	0	0	3,274	175,814
*†Laboratory Corporation of America Holdings		2,450	152,464	0	0	2,450	152,464
*Manor Care		1,571	73,711	0	0	1,571	73,711
McKesson		6,217	293,940	0	0	6,217	293,940
†Medco Health Solutions		6,184	354,220	0	0	6,184	354,220
*†Patterson		2,820	98,503	0	0	2,820	98,503
Quest Diagnostics		3,094	185,392	0	0	3,094	185,392
†Tenet Healthcare		9,468	66,087	0	0	9,468	66,087
UnitedHealth Group		26,963	1,207,402	4,375	195,913	31,338	1,403,315
†WellPoint		12,662	921,414	0	0	12,662	921,414

			6,224,841		195,913		6,420,754

Health Care Technology	0.04%
*IMS Health		4,200	112,770	0	0	4,200	112,770

			112,770		—		112,770

Hotels, Restaurants & Leisure	1.13%
Carnival		8,775	366,268	0	0	8,775	366,268
Darden Restaurants		2,566	101,100	0	0	2,566	101,100
Harrah’s Entertainment		3,692	262,797	0	0	3,692	262,797
Hilton Hotels		6,671	188,656	0	0	6,671	188,656
Marcus		0	0	4,400	91,872	4,400	91,872
Marriott International Class A		6,608	251,897	0	0	6,608	251,897
*McDonald’s		25,267	848,971	4,150	139,440	29,417	988,411
*†Starbucks		15,302	577,804	0	0	15,302	577,804
Starwood Hotels & Resorts Worldwide		4,408	265,979	0	0	4,408	265,979
*Wendy’s International		2,310	134,650	0	0	2,310	134,650
Yum Brands		5,476	275,279	0	0	5,476	275,279

			3,273,401		231,312		3,504,713

Lincoln VIP Trust - Large Cap Index Fund

Pro Forma Portfolio of Investments(A)

As of June 30, 2006

(Unaudited)

	% of Total Investments (Pro Forma Combined)	JPVF - S&P 500 Portfolio		Lincoln VIP Trust - Core Fund		Lincoln VIP Trust - Large Cap Index Fund Pro Forma Combined
		Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value
Household Durables	0.49%
*Black & Decker		1,615	136,403	0	0	1,615	136,403
Centex		2,512	126,354	0	0	2,512	126,354
*D.R. Horton		5,350	127,437	0	0	5,350	127,437
Fortune Brands		3,007	213,527	0	0	3,007	213,527
Harman International Industries		1,340	114,396	0	0	1,340	114,396
*KB HOME		1,560	71,526	0	0	1,560	71,526
Leggett & Platt		3,601	89,953	0	0	3,601	89,953
Lennar Class A		2,810	124,680	0	0	2,810	124,680
*Newell Rubbermaid		5,499	142,039	0	0	5,499	142,039
Pulte Homes		4,368	125,755	0	0	4,368	125,755
*Snap-On		1,212	48,989	0	0	1,212	48,989
Stanley Works		1,509	71,255	0	0	1,509	71,255
Whirlpool		1,586	131,083	0	0	1,586	131,083

			1,523,397		—		1,523,397

Household Products	1.96%
Clorox		3,017	183,946	0	0	3,017	183,946
Colgate-Palmolive		10,337	619,186	0	0	10,337	619,186
Kimberly-Clark		9,230	569,491	6,300	388,710	15,530	958,201
Procter & Gamble		65,524	3,643,134	12,472	693,443	77,996	4,336,577

			5,015,757		1,082,153		6,097,910

Independent Power Producers & Traders	0.64%
†AES		13,242	244,315	0	0	13,242	244,315
Constellation Energy Group		3,605	196,545	0	0	3,605	196,545
Duke Energy		24,494	719,389	8,828	259,278	33,322	978,667
†Dynegy		5,438	29,746	0	0	5,438	29,746
*TXU		9,244	552,699	0	0	9,244	552,699

			1,742,694		259,278		2,001,972

Industrial Conglomerates	4.17%
83M		15,195	1,227,300	15,650	1,264,051	30,845	2,491,351
General Electric		207,805	6,849,253	53,250	1,755,119	261,055	8,604,372
Textron		2,685	247,503	0	0	2,685	247,503
Tyco International		40,020	1,100,550	18,750	515,625	58,770	1,616,175

			9,424,606		3,534,795		12,959,401

Insurance	4.31%
ACE Limited		6,519	329,796	0	0	6,519	329,796
AFLAC		9,779	453,257	0	0	9,779	453,257
*Allstate		12,597	689,434	0	0	12,597	689,434
Ambac Financial Group		2,120	171,932	0	0	2,120	171,932
American International Group		52,060	3,074,143	0	0	52,060	3,074,143
*Aon		6,419	223,510	0	0	6,419	223,510
†Berkshire Hathaway Class A		0	0	2	183,318	2	183,318
†Berkshire Hathaway Class B		0	0	550	1,673,649	550	1,673,649
Chubb		8,056	401,994	0	0	8,056	401,994
Cincinnati Financial		3,565	167,591	0	0	3,565	167,591

Lincoln VIP Trust - Large Cap Index Fund

Pro Forma Portfolio of Investments(A)

As of June 30, 2006

(Unaudited)

	% of Total Investments (Pro Forma Combined)	JPVF - S&P 500 Portfolio		Lincoln VIP Trust - Core Fund		Lincoln VIP Trust - Large Cap Index Fund Pro Forma Combined
		Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value
Genworth Financial		7,130	248,409	0	0	7,130	248,409
*Hartford Financial Services Group		6,049	511,745	0	0	6,049	511,745
***Lincoln National		5,649	318,830	0	0	5,649	318,830
Loews		8,163	289,378	0	0	8,163	289,378
*Marsh & McLennan		11,077	297,861	6,300	169,407	17,377	467,268
*MBIA		2,675	156,621	0	0	2,675	156,621
*MetLife		15,226	779,723	0	0	15,226	779,723
Principal Financial Group		5,703	317,372	0	0	5,703	317,372
Progressive		15,419	396,422	0	0	15,419	396,422
Prudential Financial		9,938	772,183	0	0	9,938	772,183
SAFECO		2,518	141,889	0	0	2,518	141,889
St. Paul Travelers		14,086	627,954	12,500	557,250	26,586	1,185,204
Torchmark		2,089	126,844	0	0	2,089	126,844
*UnumProvident		5,958	108,019	0	0	5,958	108,019
XL Capital Limited Class A		3,452	211,608	0	0	3,452	211,608

			10,816,515		2,583,624		13,400,139

Internet & Catolog Retail	0.39%
*†Amazon.com		6,280	242,910	3,550	137,314	9,830	380,224
*†eBay		23,098	676,540	4,100	120,089	27,198	796,629
†Liberty Media - Interactive A		0	0	1,400	24,164	1,400	24,164

			919,450		281,567		1,201,017

Internet Software & Services	1.21%
†Google Class A		4,122	1,728,478	515	215,955	4,637	1,944,433
†VeriSign		4,980	115,387	16,900	391,573	21,880	506,960
†Yahoo		24,974	824,142	14,350	473,550	39,324	1,297,692

			2,668,007		1,081,078		3,749,085

IT Services	0.93%
†Affiliated Computer Services Class A		2,290	118,187	0	0	2,290	118,187
Automatic Data Processing		11,687	530,005	8,900	403,615	20,587	933,620
†Computer Sciences		3,714	179,906	0	0	3,714	179,906
†Convergys		2,833	55,243	0	0	2,833	55,243
Electronic Data Systems		10,537	253,520	0	0	10,537	253,520
First Data		15,162	682,896	2,950	132,868	18,112	815,764
†Fiserv		3,685	167,152	0	0	3,685	167,152
*Paychex		6,824	266,000	0	0	6,824	266,000
*SABRE Holdings Class A		2,541	55,902	0	0	2,541	55,902
*†Unisys		6,654	41,787	0	0	6,654	41,787

			2,350,598		536,483		2,887,081

Leisure Equipment & Products	0.13%
Brunswick		1,901	63,208	0	0	1,901	63,208
*Eastman Kodak		5,796	137,829	0	0	5,796	137,829
Hasbro		3,541	64,127	0	0	3,541	64,127
Mattel		7,585	125,228	0	0	7,585	125,228

			390,392		—		390,392

Lincoln VIP Trust - Large Cap Index Fund

Pro Forma Portfolio of Investments(A)

As of June 30, 2006

(Unaudited)

	% of Total Investments (Pro Forma Combined)	JPVF - S&P 500 Portfolio		Lincoln VIP Trust - Core Fund		Lincoln VIP Trust - Large Cap Index Fund Pro Forma Combined
		Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value
Life Sciences Tools & Services	0.22%
Applera Corp - Applied Biosystems Group		3,680	119,048	0	0	3,680	119,048
†Charles River Laboratories International		0	0	1,700	62,560	1,700	62,560
†Fisher Scientific International		2,500	182,625	0	0	2,500	182,625
†Millipore		953	60,029	0	0	953	60,029
PerkinElmer		2,632	55,009	0	0	2,632	55,009
*†Thermo Electron		3,343	121,150	0	0	3,343	121,150
†Waters		2,173	96,481	0	0	2,173	96,481

			634,342		62,560		696,902

Machinery	1.18%
*Caterpillar		13,490	1,004,735	0	0	13,490	1,004,735
Cummins		868	106,113	0	0	868	106,113
Danaher		4,605	296,194	0	0	4,605	296,194
Deere & Comapany		4,728	394,741	0	0	4,728	394,741
Dover		4,038	199,598	0	0	4,038	199,598
Eaton		2,950	222,430	0	0	2,950	222,430
Illinois Tool Works		8,294	393,965	0	0	8,294	393,965
Ingersoll-Rand Class A		6,648	284,401	0	0	6,648	284,401
ITT Industries		3,800	188,100	0	0	3,800	188,100
*†Navistar International		1,346	33,125	0	0	1,346	33,125
PACCAR		3,371	277,703	0	0	3,371	277,703
Pall		2,513	70,364	0	0	2,513	70,364
Parker-Hannifin		2,366	183,602	0	0	2,366	183,602

			3,655,071		—		3,655,071

Media	3.15%
CBS Class B		15,120	408,996	1,662	44,957	16,782	453,953
Clear Channel Communications		10,281	318,197	0	0	10,281	318,197
*†Comcast Class A		42,549	1,393,054	0	0	42,549	1,393,054
Disney (Walt)		43,809	1,314,270	21,900	656,999	65,709	1,971,269
Dow Jones & Co.		1,149	40,226	0	0	1,149	40,226
Gannett		4,855	271,540	5,000	279,650	9,855	551,190
*†Interpublic Group		9,055	75,609	0	0	9,055	75,609
†Liberty Media - Capital Series A		0	0	200	16,754	200	16,754
McGraw-Hill Companies		7,336	368,487	0	0	7,336	368,487
Meredith		819	40,573	2,400	118,896	3,219	159,469
*New York Times Class A		3,066	75,240	0	0	3,066	75,240
News Class A		47,010	901,652	0	0	47,010	901,652
Omnicom Group		3,552	316,448	0	0	3,552	316,448
Scripps (E.W.) Class A		1,740	75,064	0	0	1,740	75,064
Sirius Satellite Radio		0	0	16,500	78,375	16,500	78,375
*Time Warner		85,310	1,475,863	37,600	650,480	122,910	2,126,343
Tribune		4,201	136,238	0	0	4,201	136,238
*†Univision Communications Class A		4,669	156,411	0	0	4,669	156,411
†Viacom Class B		14,258	511,007	1,662	59,566	15,920	570,573

			7,878,875		1,905,677		9,784,552

Metals & Mining	0.75%
Alcoa		17,172	555,686	6,000	194,160	23,172	749,846
Allegheny Technologies		1,653	114,453	0	0	1,653	114,453

Lincoln VIP Trust - Large Cap Index Fund

Pro Forma Portfolio of Investments(A)

As of June 30, 2006

(Unaudited)

	% of Total Investments (Pro Forma Combined)	JPVF - S&P 500 Portfolio		Lincoln VIP Trust - Core Fund		Lincoln VIP Trust - Large Cap Index Fund Pro Forma Combined
		Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value
*Freeport-McMoRan Copper & Gold Class B		3,641	201,748	0	0	3,641	201,748
Newmont Mining		8,772	464,302	0	0	8,772	464,302
Nucor		6,176	335,048	0	0	6,176	335,048
*Phelps Dodge		3,986	327,490	0	0	3,986	327,490
United States Steel		2,045	143,395	0	0	2,045	143,395

			2,142,122		194,160		2,336,282

Multiline Retail	0.87%
†Big Lots		2,474	42,256	0	0	2,474	42,256
Dillard's Class A		1,072	34,143	0	0	1,072	34,143
Dollar General		6,690	93,526	0	0	6,690	93,526
Family Dollar Stores		3,109	75,953	0	0	3,109	75,953
Federated Department Stores		10,802	395,353	0	0	10,802	395,353
†Kohl's		6,986	413,012	0	0	6,986	413,012
Nordstrom		4,370	159,505	0	0	4,370	159,505
Penney (J.C.)		4,678	315,812	0	0	4,678	315,812
*†Sears Holdings		2,007	310,764	0	0	2,007	310,764
Target		17,416	851,120	0	0	17,416	851,120

			2,691,444		0		2,691,444

Multi-Utilities & Unregulated Power	0.82%
*Ameren		4,096	206,848	0	0	4,096	206,848
CenterPoint Energy		6,261	78,262	0	0	6,261	78,262
†CMS Energy		4,178	54,063	0	0	4,178	54,063
*Consolidated Edison		4,942	219,622	0	0	4,942	219,622
Dominion Resources		7,000	523,530	0	0	7,000	523,530
DTE Energy		3,660	149,108	0	0	3,660	149,108
KeySpan		3,635	146,854	0	0	3,635	146,854
Nisource		5,277	115,250	0	0	5,277	115,250
PG&E		6,919	271,778	0	0	6,919	271,778
*Public Service Enterprise Group		4,941	326,699	0	0	4,941	326,699
Sempra Energy		5,148	234,131	0	0	5,148	234,131
TECO Energy		4,457	66,588	0	0	4,457	66,588
*Xcel Energy		8,200	157,276	0	0	8,200	157,276

			2,550,009		—		2,550,009

Office Electronics	0.08%
*†Xerox		18,511	257,488	0	0	18,511	257,488

			257,488		0		257,488

Oil, Gas & Consumable Fuel	6.67%
Anadarko Petroleum		9,216	439,511	0	0	9,216	439,511
Apache		6,666	454,954	0	0	6,666	454,954
BP ADR		0	0	3,150	219,272	3,150	219,272
*Chesapeake Energy		7,600	229,900	0	0	7,600	229,900
Chevron		44,235	2,745,224	0	0	44,235	2,745,224
Cimarex Energy		0	0	4,150	178,450	4,150	178,450
ConocoPhillips		33,058	2,166,291	0	0	33,058	2,166,291
Consol Energy		2,615	122,173	0	0	2,615	122,173
Devon Energy		8,850	534,628	0	0	8,850	534,628

Lincoln VIP Trust - Large Cap Index Fund

Pro Forma Portfolio of Investments(A)

As of June 30, 2006

(Unaudited)

	% of Total Investments (Pro Forma Combined)	JPVF - S&P 500 Portfolio		Lincoln VIP Trust - Core Fund		Lincoln VIP Trust - Large Cap Index Fund Pro Forma Combined
		Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value
El Paso		13,747	206,205	0	0	13,747	206,205
EnCana		0	0	10,650	560,616	10,650	560,616
EOG Resources		4,920	341,153	0	0	4,920	341,153
Exxon Mobil		120,917	7,418,258	16,900	1,036,814	137,817	8,455,072
Hess		4,800	253,680	0	0	4,800	253,680
Kerr-McGee		4,452	308,746	0	0	4,452	308,746
Kinder Morgan		2,063	206,073	0	0	2,063	206,073
Marathon Oil		7,393	615,837	0	0	7,393	615,837
Murphy Oil		3,420	191,041	0	0	3,420	191,041
Occidental Petroleum		8,686	890,749	0	0	8,686	890,749
Sunoco		2,722	188,607	0	0	2,722	188,607
Valero Energy		12,220	812,874	0	0	12,220	812,874
Williams Companies		11,780	275,181	0	0	11,780	275,181
XTO Energy		7,333	324,632	0	0	7,333	324,632

			18,725,717		1,995,152		20,720,869

Paper & Forest Products	0.25%
*International Paper		10,018	323,581	0	0	10,018	323,581
*Louisiana-Pacific		2,249	49,253	0	0	2,249	49,253
MeadWestvaco		3,624	101,218	0	0	3,624	101,218
Weyerhaeuser		4,890	304,402	0	0	4,890	304,402

			778,454		0		778,454

Personal Products	0.14%
Alberto-Culver		1,507	73,421	0	0	1,507	73,421
Avon Products		8,950	277,450	0	0	8,950	277,450
Estee Lauder Companies Class A		2,470	95,515	0	0	2,470	95,515

			446,386		—		446,386

Pharmaceuticals	5.23%
Abbott Laboratories		30,596	1,334,292	0	0	30,596	1,334,292
Allergan		3,090	331,433	0	0	3,090	331,433
†Barr Pharmaceuticals		2,160	103,010	0	0	2,160	103,010
Bristol-Myers Squibb		39,423	1,019,479	3,000	77,580	42,423	1,097,059
†Forest Laboratories		6,481	250,750	0	0	6,481	250,750
*Johnson & Johnson		59,123	3,542,650	11,550	692,076	70,673	4,234,726
†King Pharmaceuticals		4,999	84,983	0	0	4,999	84,983
Lilly (Eli)		22,757	1,257,779	0	0	22,757	1,257,779
Merck & Co.		43,523	1,585,543	0	0	43,523	1,585,543
*Mylan Laboratories		4,300	86,000	0	0	4,300	86,000
Pfizer		146,304	3,433,755	18,750	440,063	165,054	3,873,818
Schering-Plough		29,472	560,852	0	0	29,472	560,852
†Watson Pharmaceuticals		2,166	50,424	0	0	2,166	50,424
Wyeth		26,711	1,186,236	5,000	222,050	31,711	1,408,286

			14,827,186		1,431,769		16,258,955

Real Estate Management & Development	0.22%
Forest City Enterprises		0	0	13,800	688,758	13,800	688,758

			—		688,758		688,758

Lincoln VIP Trust - Large Cap Index Fund

Pro Forma Portfolio of Investments(A)

As of June 30, 2006

(Unaudited)

	% of Total Investments (Pro Forma Combined)	JPVF - S&P 500 Portfolio		Lincoln VIP Trust - Core Fund		Lincoln VIP Trust - Large Cap Index Fund Pro Forma Combined
		Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value
Real Estate Investment Trusts	0.70%
Apartment Investment & Management Class A		1,912	83,076	0	0	1,912	83,076
Archstone-Smith Trust		4,410	224,337	0	0	4,410	224,337
Boston Properties		1,750	158,200	0	0	1,750	158,200
Equity Office Properties Trust		7,318	267,180	0	0	7,318	267,180
Equity Residential		5,924	264,981	0	0	5,924	264,981
Kimco Realty		4,140	151,069	0	0	4,140	151,069
Plum Creek Timber		3,696	131,208	0	0	3,696	131,208
ProLogis		4,949	257,942	0	0	4,949	257,942
*Public Storage		1,600	121,440	0	0	1,600	121,440
Simon Property Group		3,642	302,067	0	0	3,642	302,067
Vornado Realty Trust		2,340	228,267	0	0	2,340	228,267

			2,189,767		0		2,189,767

Road & Rail	0.75%
Burlington Northern Santa Fe		7,432	588,986	0	0	7,432	588,986
CSX		4,348	306,273	0	0	4,348	306,273
Florida East Coast Industries		0	0	7,700	402,941	7,700	402,941
Norfolk Southern		8,302	441,832	0	0	8,302	441,832
Ryder System		1,348	78,764	0	0	1,348	78,764
*Union Pacific		5,368	499,009	0	0	5,368	499,009

			1,914,864		402,941		2,317,805

Semiconductors & Semiconductor Equipment	2.10%
†Advanced Micro Devices		9,509	232,210	0	0	9,509	232,210
*†Altera		7,259	127,395	0	0	7,259	127,395
Analog Devices		7,405	237,997	0	0	7,405	237,997
Applied Materials		31,812	517,899	0	0	31,812	517,899
*†Broadcom Class A		8,792	264,200	0	0	8,792	264,200
†Freescale Semiconductor Class B		8,282	243,491	5,950	174,930	14,232	418,421
*Intel		116,033	2,198,825	5,990	113,511	122,023	2,312,336
KLA-Tencor		3,955	164,409	0	0	3,955	164,409
Linear Technology		6,295	210,820	0	0	6,295	210,820
*†LSI Logic		7,628	68,271	0	0	7,628	68,271
Maxim Integrated Products		6,623	212,665	0	0	6,623	212,665
†Micron Technology		13,805	207,903	0	0	13,805	207,903
National Semiconductor		6,654	158,698	0	0	6,654	158,698
†Novellus Systems		2,646	65,356	0	0	2,646	65,356
†NVIDIA		6,800	144,772	0	0	6,800	144,772
†PMC-Sierra		3,488	32,787	0	0	3,488	32,787
†Teradyne		3,763	52,419	0	0	3,763	52,419
Texas Instruments		30,971	938,112	0	0	30,971	938,112
Xilinx		6,955	157,531	0	0	6,955	157,531

			6,235,760		288,441		6,524,201

Software	2.78%
†Adobe Systems		12,230	371,303	0	0	12,230	371,303
Autodesk		4,740	163,340	0	0	4,740	163,340
†BMC Software		4,076	97,416	0	0	4,076	97,416
*CA		9,043	185,834	0	0	9,043	185,834

Lincoln VIP Trust - Large Cap Index Fund

Pro Forma Portfolio of Investments(A)

As of June 30, 2006

(Unaudited)

	% of Total Investments (Pro Forma Combined)	JPVF - S&P 500 Portfolio		Lincoln VIP Trust - Core Fund		Lincoln VIP Trust - Large Cap Index Fund Pro Forma Combined
		Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value
†Citrix Systems		3,419	137,239	0	0	3,419	137,239
†Compuware		7,784	52,153	0	0	7,784	52,153
*†Electronic Arts		6,092	262,200	0	0	6,092	262,200
International Game Technology		6,868	260,572	0	0	6,868	260,572
†Intuit		3,545	214,083	0	0	3,545	214,083
Microsoft		175,218	4,082,579	56,300	1,311,790	231,518	5,394,369
*†Novell		7,828	51,900	0	0	7,828	51,900
*†Oracle		75,848	1,099,038	0	0	75,848	1,099,038
†Parametric Technology		2,017	25,636	0	0	2,017	25,636
†Symantec		20,814	323,450	0	0	20,814	323,450

			7,326,743		1,311,790		8,638,533

Specialty Retail	1.62%
*†AutoNation		2,735	58,638	0	0	2,735	58,638
†AutoZone		1,158	102,136	0	0	1,158	102,136
†Bed Bath & Beyond		5,704	189,202	0	0	5,704	189,202
*Best Buy		7,966	436,855	0	0	7,966	436,855
Circuit City Stores		3,012	81,987	0	0	3,012	81,987
Gap		11,585	201,579	0	0	11,585	201,579
Home Depot		41,183	1,473,940	8,100	289,899	49,283	1,763,839
Limited Brands		6,837	174,959	0	0	6,837	174,959
*Lowe’s Companies		15,419	935,470	0	0	15,419	935,470
†Office Depot		5,843	222,034	0	0	5,843	222,034
OfficeMax		1,274	51,916	0	0	1,274	51,916
*RadioShack		2,818	39,452	0	0	2,818	39,452
Sherwin-Williams		2,146	101,892	0	0	2,146	101,892
Staples		14,547	353,783	0	0	14,547	353,783
*Tiffany & Co.		2,977	98,301	0	0	2,977	98,301
TJX		9,382	214,473	0	0	9,382	214,473

			4,736,617		289,899		5,026,516

Textiles, Apparel & Luxury Goods	0.26%
†Coach		7,670	229,333	0	0	7,670	229,333
Jones Apparel Group		2,303	73,212	0	0	2,303	73,212
Liz Claiborne		2,152	79,753	0	0	2,152	79,753
*NIKE Class B		3,675	297,675	0	0	3,675	297,675
VF		1,860	126,331	0	0	1,860	126,331

			806,304		0		806,304

Thrift & Mortgage Finance	1.23%
Brookline Bancorp		0	0	3,850	53,015	3,850	53,015
*Countrywide Financial		12,136	462,139	0	0	12,136	462,139
Fannie Mae		19,203	923,664	0	0	19,203	923,664
Freddie Mac		13,800	786,738	0	0	13,800	786,738
Golden West Financial		5,128	380,498	0	0	5,128	380,498
Hudson City Bancorp		0	0	6,300	83,979	6,300	83,979
*MGIC Investment		1,794	116,610	0	0	1,794	116,610
*Sovereign Bancorp		7,602	154,397	0	0	7,602	154,397
Washington Mutual		19,083	869,803	0	0	19,083	869,803

			3,693,849		136,994		3,830,843

Lincoln VIP Trust - Large Cap Index Fund

Pro Forma Portfolio of Investments(A)

As of June 30, 2006

(Unaudited)

	% of Total Investments (Pro Forma Combined)	JPVF - S&P 500 Portfolio		Lincoln VIP Trust - Core Fund		Lincoln VIP Trust - Large Cap Index Fund Pro Forma Combined
		Par/Shares	Market Value	Par/Shares	Market Value	Par/Shares	Market Value
Tobacco	1.10%
Altria Group		41,852	3,073,192	0	0	41,852	3,073,192
Reynolds American		1,629	187,824	0	0	1,629	187,824
*UST		3,366	152,110	0	0	3,366	152,110

			3,413,126		0		3,413,126

Trading Company & Distributors	0.04%
*Grainger (W.W.)		1,581	118,939	0	0	1,581	118,939

			118,939		0		118,939

Wireless Telecommunciation Services	0.71%
ALLTEL		7,763	495,512	6,300	402,129	14,063	897,641
†Embarq		2,970	121,740	0	0	2,970	121,740
Sprint Nextel		59,407	1,187,546	0	0	59,407	1,187,546

			1,804,798		402,129		2,206,927

			229,898,564		33,834,529		263,733,093

Exchange Traded Funds	0.09%
iShares MSCI Japan Index Fund		0	0	19,500	265,980	19,500	265,980

			0		265,980		265,980

Closed End Fund	0.05%
Streettracks Gold Trust		0	0	2,350	143,867	2,350	143,867

			0		143,867		143,867

Discount Note	1.07%
^Federal Home Loan Discount Notes 4.754% 7/3/06		0	0	$3,325,000	3,324,123	$3,325,000	3,324,123

			0		3,324,123		3,324,123

U.S. Treasury Obligations	0.04%
¥U.S. Treasury Bill 4.730% 9/7/06		$130,000	128,863	0	0	130,000	128,863

			128,863		0		128,863

Securities Lending Collateral	13.90%
**Citibank Investors Principal Preservation Turst I, 5.250%		43,194,585	43,194,585	0	0	43,194,585	43,194,585

			43,194,585		0		43,194,585

Total Investments at Market	100.00%		273,222,012		37,568,499		$310,790,511

Total Investments at Cost			270,950,015		36,908,970		$307,858,985

^	Zero coupon security. The interest rate shown is the yield at the time of purchase.
†	Non-income producing security for the period ended June 30, 2006.
¥	Fully or partially pledged as collateral for financial futures contracts.
*	Fully or partially on loan.
**	Security pledged as collateral for the securities on loan, which were valued at $41,709,127 at June 30, 2006.
***	Affiliated issuer. Investments in companies considered to be affiliates of the Fund.

Lincoln VIP Trust - Large Cap Index Fund

Pro Forma Portfolio of Investments(A)

As of June 30, 2006

(Unaudited)

The following futures contracts were outstanding at June 30, 2006:

Futures Contracts[1]

Contracts To Buy (Sell)	Notional Cost (Proceeds)	Notional Value	Expiration Date	Unrealized Appreciation
31 S&P 500 E-mini Stock Index	$1,954,462	$1,983,070	9/18/2006	28,608

The use of futures contracts involves elements of market risks in excess of the amount recognized in the financial statements. The notional amounts presented above represent the Fund’s total exposure in such contracts, whereas only the net unrealized appreciation (depreciation) is reflected in the Fund’s net assets.

[1]	See Note 6 in “Notes.”
A	No adjustments are shown to the unaudited pro forma combined portfolio of investments due to the fact that upon completion of the acquisition, no securities would need to be sold in order for the Acquiring Fund to comply with its Prospectus and SEC and IRS guidelines and restrictions. However, the foregoing sentence shall not restrict in any way the ability of the investment adviser of either of the Funds from buying or selling securities in the normal course of such Fund's business and operations.

See Pro Forma Notes to Financial Statements

Lincoln VIP Trust - Large Cap Index Fund

PRO FORMA COMBINED

Statement of Operations

For the Twelve Months Ended June 30, 2006

(Unaudited)

	JPVF - S&P 500 Portfolio	Lincoln VIP Trust - Core Fund	Pro Forma Adjustments		Lincoln VIP Trust - Large Cap Index Fund Pro Forma Combined
Investment Income
Dividend income	$4,408,542	$262,251	$—		$4,670,793
Interest income	76,418	96,296	—		172,714
Income from affiliated issuers	14,250	—	—		14,250
Security lending income	31,865	—	—		31,865	D
Foreign tax withheld	—	(419)	—		(419)

	4,531,075	358,128	—		4,889,203

Expenses
Management fees	564,273	118,692	(77,592	)A	605,373
Distribution expenses - Service Class	—	2,295			2,295
Accounting and administration expenses	—	124,230	589	A	124,819
Reports and statements to shareholders	43,411	15,618	(26,411	)B	32,618
Professional fees	51,071	58,188	(76,980	)B	32,279
Trustees’ fees	18,551	7,182	(18,639	)C	7,094
Custodian fees	29,346	13,772			43,118
Other	102,885	7,558			110,443

	809,537	347,535	(199,033)		958,039
Less expenses absorbed or waived	(151,220)	(198,835)	149,221	E	(200,834)
Less expense paid indirectly	—	(1,911)			(1,911)

Total expenses	658,317	146,789	(49,812)		755,294

Net Investment Income	3,872,758	211,339	49,812		4,133,909

Net Realized and Unrealized Gain/(Loss) on Investments:
Net realized gain (loss) on:
Investments	(2,773,806)	101,353	—		(2,672,453)
Foreign currencies	—	(16)	—		(16)
Futures contracts	76,138	—	—		76,138

Net Realized and Unrealized Gain/(Loss) on Investments:	(2,697,668)	101,337	—		(2,596,331)
Net change in unrealized appreciation/(depreciation) of investments and futures contracts	17,732,767	673,934	—		18,406,701

Net Realized and Unrealized Gain on Investments	15,035,099	775,271	—		15,810,370

Change in Net Assets Resulting from Operations	$18,907,857	$986,610	$49,812		$19,944,279

A	Based on contract in effect for the surviving Fund.
B	Decrease to reflect estimated expense levels of the combined Fund.
C	Based on Trustee compensation for the surviving Fund.
D	The Funds objectives allow for Securities Lending, however, the Trust has a policy not to engage in Securities Lending so it will be discontinued.
E	The Large Cap Index Fund’s investment advisor, JPIA, has agreed to reimburse the Large Cap Index Fund’s Standard Class shares and Service Class shares to the extent that the Total Annual Fund Operating Expenses exceed 0.28% and 0.53%, respectively, of average daily net assets of that Class.

See Pro Forma Notes to Financial Statements

Lincoln VIP Trust - Large Cap Index Fund

PRO FORMA COMBINED

Statement of Assets and Liabilities

As of June 30, 2006

(Unaudited)

	JPVF - S&P 500 Portfolio	Lincoln VIP Trust - Core Fund	Pro Forma Adjustments	Lincoln VIP Trust - Large Cap Index Fund Pro Forma Combined
Assets

Investments in unaffiliated issuers, at market value	$272,613,763	$37,568,499	$—	$310,182,262
Investments in affiliated issuers, at market value	608,249	—		608,249
Cash	841,925	139,206		981,131
Receivables for securities sold	1,033,043	—		1,033,043
Receivables for fund shares sold	—	82,320		82,320
Dividends receivable	268,026	26,545		294,571

Total Assets	275,365,006	37,816,570	—	313,181,576

Liabilities

Obligation to return securities lending collateral	43,194,585	—		43,194,585
Accrued expenses and other liabilities	52,952	703		53,655
Payables for securities purchased	32,192	1,478,064		1,510,256
Payables for fund shares purchased	18,025	76		18,101
Valuation margin payable on futures contracts	4,799	—		4,799

Total Liabilities	43,302,553	1,478,843	—	44,781,396

Net Assets	$232,062,453	$36,337,727	$—	$268,400,180

Investment at Cost	$270,950,015	$36,908,970	$—	$307,858,985

Analysis of Net Assets

Shares of beneficial interest (unlimited authorization - no par)	$247,117,542	$35,448,517	$—	$282,566,059
Undistributed net investment income	1,949,162	158,821	—	2,107,983
Accumulated net realized gain (loss) on investments	(19,304,856)	70,860		(19,233,996)
Net unrealized appreciation of investments	2,300,605	659,529		2,960,134

Net Assets	$232,062,453	$36,337,727	$—	$268,400,180

Shares Outstanding	26,347,388	3,379,390	698,879	30,425,657

Standard Class Shares	26,347,388	3,167,579	698,879	30,213,846
Service Class Shares	—	211,811		211,811

Net Assets:
Standard Class Shares	$232,062,453	$34,063,493		$266,125,946
Service Class Shares	—	2,274,234		2,274,234

Net asset value per share:
Standard Class Shares	$8.81	$10.75		$8.81
Service Class Shares	$0.00	$10.74		$10.74

See Pro Forma Notes to Financial Statements

Lincoln Variable Insurance Products Trust – Large Cap Index Fund

Proforma Notes to Financial Statements

June 30, 2006

(Unaudited)

Lincoln Variable Insurance Products Trust (the “Trust”) is organized as a Delaware statutory trust. These financial statements and the related notes pertain to the Large Cap Index Fund (the “Fund”), a newly created series of the Trust. The Trust is an open-end investment company. The Fund is considered diversified under the Investment Company Act of 1940, as amended, and offers Standard Class and Service Class shares. The Service Class shares are subject to a distribution and service (Rule 12b-1) fee. The Trust’s shares are sold directly or indirectly to The Lincoln National Life Insurance Company (“Lincoln Life”) and its affiliates (collectively, the “Companies”) for allocation to their variable annuity products and variable universal life products.

The investment objective of the Fund is to seek to approximate as closely as practicable, before fees and expenses, the total rate of return of common stocks publicly traded in the United States, as represented by the S&P 500 Index.

“S&P 500” is a trademark of the McGraw-Hill Companies, Inc. and has been licensed for use by Jefferson Pilot Variable Corporation.

1. Basis of Pro forma Presentation

The accompanying pro forma financial statements are presented to show the effect of the proposed merger of the Trust’s Core Fund and the Jefferson Pilot Variable Fund, Inc. - S&P 500 Portfolio into the Large Cap Index Fund. The following notes refer to the accompanying pro forma financial statements as if the above-mentioned merger had taken place as of July 1, 2005.

Under the terms of the Agreement and Plan of Reorganization, the merger will be accounted for by a method of accounting for tax-free mergers of investment companies. The acquisition would be accomplished by an acquisition (the “Transaction”) of the net assets of Core Fund and the S&P 500 portfolio in exchange for shares of the Large Cap Index Fund at net asset value. The statement of assets and liabilities and the related statement of operations have been combined as of and for the twelve months ended June 30, 2006.

The accompanying pro forma financial statements should be read in conjunction with the financial statements of Core Fund and S&P 500 Portfolio included in their annual reports dated December 31, 2005 and semi-annual reports dated June 30, 2006.

2. Significant Accounting Policies

The following accounting policies are in accordance with U.S. generally accepted accounting principles and are consistently followed by the Fund.

Security Valuation: Equity securities, except those traded on the Nasdaq Stock Market, Inc. (Nasdaq), are valued at the last quoted sales price as of the time of the regular close of the New York Stock Exchange (NYSE) on the valuation date. Securities traded on the Nasdaq are valued in accordance with the Nasdaq Official Closing Price, which may not be the last sales price. If on a particular day an equity security does not trade, then the bid price will be used. Short-term debt securities having less than 60 days to maturity are valued at amortized cost, which approximates market value. Financial futures are valued at the settlement price established each day by the board of trade or exchange on which they are traded. Other securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith under the direction of the Fund’s Board of Trustees. In determining whether market quotations are readily available or fair valuation will be used, various factors will be taken into consideration, such as market closures, or with respect to foreign securities, aftermarket trading or significant events after local market trading (e.g. government actions or pronouncements, trading volume or volatility on markets, exchanges among dealers, or news events).

Federal Income Taxes: The Fund intends to continue to qualify for federal income tax purposes as a regulated investment company and make the requisite distributions to shareholders. Accordingly, no provision for federal income taxes has been made in the financial statements.

Class Accounting- Investment income, common expenses and realized and unrealized gain (loss) on investments are allocated to the classes of the Fund on the basis of daily net assets of each class. Distribution expenses relating to a specific class are charged directly to that class.

Use of Estimates: The preparation of financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

Notes to Financial Statements (Continued)

Other: Expenses common to all series within the Trust are allocated amongst the series based on average net assets of each series in the Trust. Expenses exclusive to a specific series within the Trust are charged directly to the applicable series. Security transactions are recorded on the date the securities are purchased or sold (trade date) for financial reporting purposes. Costs used in calculating realized gains and losses on the sale of investment securities are those of the specific securities sold. Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Discounts and premiums on debt securities are amortized to interest income over the lives of the respective securities. The Fund declares and distributes dividends from net investment income, if any, semi-annually. Distributions from net realized gains, if any, are declared and distributed annually.

Subject to seeking best execution, the Series may direct certain security trades to brokers who have agreed to rebate a portion of the related brokerage commission to the Series in cash. Such commission rebates are included in realized gain on investments in the accompanying financial statements. In general, best execution refers to many factors, including the price paid or received for a security, the commission charged, the promptness and reliability of execution, the confidentiality and placement accorded the order, and other factors affecting the overall benefit obtained by the Series on the transaction.

The Fund receives earnings credits from its custodian when positive cash balances are maintained, which are used to offset custodian fees. The expense paid under the above arrangement is included under custodian fees on the Statement of Operations with the expense offset shown as “expense paid indirectly.”

3. Management Fees and Other Transactions With Affiliates

Jefferson Pilot Investment Advisor (JPIA) is responsible for overall management of the Fund’s investment portfolio and provides certain administrative services to the Fund. JPIA is registered with the Securities and Exchange Commission as an investment advisor. JPIA is an indirect wholly-owned subsidiary of Lincoln National Corporation (LNC). For its services, JPIA receives a management fee at an annual rate of 0.24% of the first $500 million of the average daily net assets of the Fund, 0.20% of the next $500 million, and 0.16% of the average daily net assets of the Fund in excess of $1 billion.

The Fund’s investment advisor, JPIA, has agreed to reimburse the Fund’s Standard Class shares and Service Class shares to the extent that the Total Annual Fund Operating Expenses exceed 0.28% and 0.53%, respectively, of average daily net assets of that Class.

Delaware Service Company, Inc. (DSC), an affiliate of JPIA, provides accounting services and other administration support to the Fund. For these services, the Fund pays DSC a monthly fee based on average net assets, subject to certain minimums.

Pursuant to an Administration Agreement, Lincoln Life, an affiliate of JPIA, provides various administrative services necessary for the operation of the Fund. For these services, plus the cost of certain support services, such as legal and corporate secretary services, the Fund pays Lincoln Life an annual fee allocated amongst the series based on average net assets of each series in the Trust.

Pursuant to a distribution and service plan, the Fund is authorized to pay the Companies or others, out of the assets of the Service Class shares, an annual fee (the “Plan Fee”) not to exceed 0.35% of average daily net assets of the Service Class shares, as compensation, or reimbursement, for services rendered and/or expenses borne. The Trust entered into a distribution agreement with the Companies whereby the Plan Fee is currently limited to 0.25% of the average daily net assets of the Service Class shares. The Plan Fee may be adjusted by the Trust’s Board of Trustees. No distribution expenses are paid by Standard Class shares.

Certain officers and trustees of the Fund are also officers or directors of the Companies and receive no compensation from the Fund. The compensation of unaffiliated trustees is borne by the Fund.

4. Line of Credit

The Fund, along with certain other series in the Trust (the “Participants”), participates in a $50,000,000 Credit Agreement to be used for temporary or emergency purposes as an additional source of liquidity to fund redemptions of investor shares. The Participants are charged an annual commitment fee, which is allocated among the Participants in accordance with the agreement. The Fund may borrow up to 33 1/3% of its total assets (including the amount borrowed). The Fund had no amount outstanding at June 30, 2006, or at any time during the period.

5. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

Notes to Financial Statements (Continued)

6. Future Contracts

The Funds may enter into futures contracts in order to manage exposure to changes in market conditions which may be more inefficient or cost effective than trading the underlying securities. A futures contract is an agreement to buy or sell a security at a set price on a future date and is exchange traded. Upon entering into a futures contract, each Fund is required to deposit either cash or securities of up to 5% of the contract value as collateral (“initial margin”). Subsequent payments (“variation margin”) are made or received, daily, by the Funds. The variation margin is equal to the daily change in the contact value and is recorded to the Funds as an unrealized gain or loss. The risks on entering into futures contracts include the possibility that the change in the value of the contract may mot correlate with changes in the underlying securities and that the market for the futures contract may be illiquid.

Appendix A

Lincoln Variable Insurance Products Trust

LVIP S&P 500 Index Fund

1300 South Clinton Street

Fort Wayne, Indiana 46802

Statement of Additional Information January 26, 2007

This Statement of Additional Information (SAI), which is not a prospectus, provides more information about one of the series — referred to as the “fund”— of Lincoln Variable Insurance Products Trust, the LVIP S&P 500 Index Fund. The fund offers two classes of shares: the Standard Class and the Service Class.

This SAI should be read in conjunction with the fund’s prospectus dated January 26, 2007. You may obtain a copy of the fund’s prospectus or, when available, the fund’s annual report on request and without charge. Please write The Lincoln National Life Insurance Company, P.O. Box 2340, Fort Wayne, Indiana 46801 or call 1-800-4LINCOLN (454-6265).

Description of the Trust and the Fund

Lincoln Variable Insurance Product Trust (the Trust), a Delaware statutory trust formed on February 1, 2003, is an open-end management investment company. Certain of the fund’s investment restrictions are fundamental and cannot be changed without the affirmative vote of a majority of the outstanding voting securities of the fund. There can be no assurance that the objective of the fund will be achieved. The fund is diversified within the meaning of the Investment Company Act of 1940 (1940 Act). References to adviser in this SAI include both Jefferson Pilot Investment Advisory Corporation (JPIA) and the fund’s sub-adviser unless the context otherwise indicates.

Fundamental Investment Restrictions

The fund has adopted certain fundamental policies and investment restrictions which may not be changed without a majority vote of the fund’s outstanding shares. Such majority is defined in the 1940 Act as the vote of the lesser of (1) 67% or more of the outstanding voting securities present at a meeting, if the holders of more than 50% of the outstanding voting securities are present in person or by proxy, or (2) more than 50% of the outstanding voting securities. For purposes of the following restrictions: (a) all percentage limitations apply immediately after the making of an investment; and (b) any subsequent change in any applicable percentage resulting from market fluctuations does not require elimination of any security from the fund’s portfolio.

The fund may not:

1.	Make investments that will result in the concentration (as that term may be defined in the 1940 Act, any rule or order thereunder, or official interpretation thereof) of its investments in the securities of issuers primarily engaged in the same industry, provided that this restriction does not limit the fund from investing in obligations issued or guaranteed by the U.S. Government, its agencies or instrumentalities, or in tax-exempt securities or certificates of deposit.

2.	Borrow money or issue senior securities, except as the 1940 Act, any rule or order thereunder, or official interpretation thereof, may permit.

3.	Underwrite the securities of other issuers, except that the fund may engage in transactions involving the acquisition, disposition or resale of its portfolio securities, under circumstances where it may be considered to be an underwriter under the Securities Act of 1933.

4.	Purchase or sell real estate unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the fund from investing in issuers which invest, deal, or otherwise engage in transactions in real estate or interests therein, or investing in securities that are secured by real estate or interests therein.

5.	Purchase or sell physical commodities, unless acquired as a result of ownership of securities or other instruments and provided that this restriction does not prevent the fund from investing in securities that are secured by physical commodities or engaging in transactions involving financial commodities, such as financial options, financial futures contracts, options on financial futures contracts, and financial forward contracts.

6.	Make loans of any security or make any other loan if, as a result, more than 33 1/3% of its total assets would be lent to other parties, provided that this limitation does not apply to purchases of debt obligations, to repurchase agreements, and to investments in loans, including assignments and participation interests.

7.	With respect to 75% of its total assets, invest in a security if, as a result of such investment: (a) more than 5% of its total assets would be invested in the securities of any one issuer or (b) the fund would hold more than 10% of the outstanding voting securities of any one issuer; except that these restrictions do not apply to (i) securities issued or guaranteed by the U.S. Government or its agencies or instrumentalities or (ii) securities of other investment companies.

3

Additional Investment Strategies and Risks

The prospectus discusses the fund’s principal investment strategies used to pursue the fund’s investment objective and the risks of those strategies.

Unless otherwise stated in the prospectus, many investment strategies and techniques are discretionary. That means the fund’s adviser may elect to engage or not engage in the various strategies and techniques at its sole discretion. Investors should not assume that any particular discretionary investment technique or strategy will be employed at all times, or ever employed.

Investment Strategies Available to the Fund

Money Market Instruments. Money market instruments include bank time deposits, certificates of deposit, commercial paper, loan participations and bankers’ acceptances. Bank time deposits are funds kept on deposit with a bank for a stated period of time in an interest-bearing account. Certificates of deposit are certificates issued against funds deposited in a bank or financial institution, are for a definite period of time, earn a specified rate of return, and are normally negotiable. Commercial paper is a short-term note with a maturity of up to nine months issued by banks, corporations or government bodies. Loan participations are short-term, high-quality participations in selected commercial bank loans issued by creditworthy banks.

Bankers’ acceptances are short-term credit instruments used to finance commercial transactions. Generally, a bankers’ acceptance is a time draft or bill of exchange drawn on a bank by an exporter or an importer to obtain a stated amount of funds to pay for specific merchandise. The draft is then accepted by a bank that, in effect, unconditionally guarantees to pay the face value of the instrument on its maturity date. Bankers’ acceptances may be purchased in the secondary market at the going rate of discount for a specific maturity. Although maturities for bankers’ acceptances can be as long as 270 days, most bankers’ acceptances have maturities of six months or less.

Repurchase Agreements. In a repurchase agreement, the fund purchases a security and simultaneously commits to resell that security to the seller at an agreed upon price on an agreed upon date within a number of days (usually not more than seven) from the date of purchase. The resale price reflects the purchase price plus an agreed upon incremental amount that is unrelated to the coupon rate or maturity of the purchased security. A repurchase agreement involves the obligation of the seller to pay the agreed upon price, which obligation is in effect secured by the value (at least equal to the amount of the agreed upon resale price and marked-to-market daily) of the underlying security.

The fund may engage in a repurchase agreement with respect to any security in which it is authorized to invest. While it does not presently appear possible to eliminate all risks from these transactions (particularly the possibility of a decline in the market value of the underlying securities, as well as delays and costs to the fund in the event of bankruptcy of the seller), it is the policy of the fund to limit repurchase agreements to those parties whose creditworthiness has been reviewed and found satisfactory by the board of trustees or its delegates. In addition, the collateral will be maintained in a segregated account and will be marked-to-market daily to determine that the full value of the collateral, as specified in the agreement, does not decrease below 102% of the purchase price plus accrued interest. If such decrease occurs, additional collateral will be requested and, when received, added to maintain full collateralization. In the event of a default or bankruptcy by a selling financial institution, the fund will seek to liquidate such collateral. However, the fund may incur delay and costs in selling the underlying security or may suffer a loss of principal and interest if the fund is treated as an unsecured creditor and required to return the underlying collateral to the seller’s estate.

U.S. Government Securities. The fund may invest in securities issued or guaranteed by the U.S. Government. Securities guaranteed by the U.S. Government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association (GNMA) certificates and Federal Housing Administration (FHA) debentures). These securities are of the highest possible credit quality, because the payment of principal and interest is unconditionally guaranteed by the U.S. Government. They are subject to variations in market value due to fluctuations in interest rates, but, if held to maturity are deemed to be free of credit risk for the life of the investment.

4

Securities issued by U.S. Government instrumentalities and certain federal agencies are neither direct obligations of, nor are they guaranteed by, the U.S. Treasury. However, they do generally involve federal sponsorship in one way or another. Some are backed by specific types of collateral. Some are supported by the issuer’s right to borrow from the U.S. Treasury. Some are supported by the discretionary authority of the U.S. Treasury to purchase certain obligations of the issuer. Others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal Land Banks, Farmers Home Administration, Central Bank for Cooperatives, Federal Intermediate Credit Banks and Federal Home Loan Banks. There is no guarantee that the government will support these types of securities and, therefore, they may involve more risk than other government obligations.

U.S. Government securities may be acquired by the fund in the form of separately-traded principal and interest segments of selected securities issued or guaranteed by the U.S. Treasury. These segments are traded independently under the Separate Trading of Registered Interest and Principal Securities (STRIPS) program. Under the STRIPS program, the principal and interest parts are individually numbered and separately issued by the U.S. Treasury at the request of depository financial institutions, which then trade the parts independently. Obligations of the Resolution Funding Corp. are similarly divided into principal and interest parts and maintained on the book entry records of the Federal Reserve Banks.

The fund may also invest in custodial receipts that evidence ownership of future interest payments, principal payments, or both, on certain U.S. Treasury notes or bonds in connection with programs sponsored by banks and brokerage firms. Such notes and bonds are held in custody by a bank on behalf of the owners of the receipts. These custodial receipts are known by various names, including Treasury Receipts (TRs), Treasury Interest Guarantee Receipts (TIGRs), and Certificates of Accrual on Treasury Securities (CATS) and may not be deemed U.S. Government securities.

The fund may invest occasionally in collective investment vehicles, the assets of which consist principally of U.S. Government securities or other assets substantially collateralized or supported by such securities, such as government trust certificates.

In general, the U.S. Government securities in which the fund invests do not have as high a yield as do more speculative securities not supported by the U.S. Government or its agencies or instrumentalities.

Investment in Securities of Other Investment Companies. Subject to certain restrictions, as described below, the fund is permitted to invest in other investment companies, including open-end, closed-end or unregistered investment companies, either within the percentage limits of the Investment Company Act of 1940 Act (1940 Act), any rule or order thereunder, or any SEC staff interpretation thereof, or without regard to percentage limits in connection with a merger, reorganization, consolidation, or other similar transaction.

In addition, certain sub-advisers may invest fund assets in money market funds that they advise or in other investment companies. The fund has a policy that prohibits it from acquiring any securities of open-end investment companies or registered unit investment trusts in reliance on Section 12(d)(1)(G) or Section 12(d)(1)(F) of the 1940 Act.

Exchange-Traded Funds (“ETFs”). These are a type of index fund bought and sold on a securities exchange. An ETF trades like common stock and represents a fixed portfolio of securities designed to track a particular market index. The fund could purchase an ETF to temporarily gain exposure to a portion of the U.S. or a foreign market while awaiting purchase of underlying securities. The risks of owning an ETF generally reflect the risks of owning the underlying securities they are designed to track, although lack of liquidity in an ETF could result in it being more volatile and ETFs have management fees that increase their costs.

Options on Securities. The fund may purchase and sell (write) put and call options on securities that are traded on United States and foreign securities exchanges and over-the-counter and on indices of securities. By purchasing a

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put option, the purchaser obtains the right (but not the obligation) to sell the option’s underlying instrument at a fixed strike price. In return for this right, the purchaser pays the current market price for the option (known as the option premium). Options have various types of underlying instruments, including specific securities, indices of securities prices, and futures contracts. The purchaser may terminate its position in a put option by allowing it to expire or by exercising the option. If the option is allowed to expire, the purchaser will lose the entire premium. If the option is exercised, the purchaser completes the sale of the underlying instrument at the strike price. A purchaser may also terminate a put option position by closing it out in the secondary market at its current price, if a liquid secondary market exists.

The buyer of a typical put option can expect to realize a gain if security prices fall substantially. However, if the underlying instrument’s price does not fall enough to offset the cost of purchasing the option, a put buyer can expect to suffer a loss (limited to the amount of the premium, plus related transaction costs).

The features of call options are essentially the same as those of put options, except that the purchaser of a call option obtains the right to purchase, rather than sell, the underlying instrument at the option’s strike price. A call buyer typically attempts to participate in potential price increases of the underlying instrument with risk limited to the cost of the option if security prices fall. At the same time, the buyer can expect to suffer a loss if security prices do not rise sufficiently to offset the cost of the option.

The writer of a put or call option takes the opposite side of the transaction from the option’s purchaser. In return for receipt of the premium, the writer of a put option assumes the obligation to pay the strike price for the option’s underlying instrument if the other party to the option chooses to exercise it. The writer may seek to terminate a position in a put option before exercise by closing out the option in the secondary market at its current price. If the secondary market is not liquid for a put option, however, the writer must continue to be prepared to pay the strike price while the option is outstanding, regardless of price changes. When writing an option on a futures contract, the fund will be required to make margin payments to a futures commission merchant (FCM) as described below for futures contracts.

If security prices rise, a put writer would generally expect to profit, although its gain would be limited to the amount of the premium it received. If security prices remain the same over time, it is likely that the writer will also profit, because it should be able to close out the option at a lower price. If security prices fall, the put writer would expect to suffer a loss. This loss should be less than the loss from purchasing the underlying instrument directly, however, because the premium received for writing the option should mitigate the effects of the decline.

Writing a call option obligates the writer to sell or deliver the option’s underlying instrument, in return for the strike price, upon exercise of the option. The characteristics of writing call options are similar to those of writing put options, except that writing calls generally is a profitable strategy if prices remain the same or fall. Through receipt of the option premium, a call writer mitigates the effects of a price decline. At the same time, because a call writer must be prepared to deliver the underlying instrument in return for the strike price, even if its current value is greater, a call writer gives up some ability to participate in security price increases.

The successful use of the fund’s options strategies depends on the ability of the adviser to forecast correctly market movements. For example, if the fund were to write a call option based on the adviser’s expectation that the price of the underlying security would fall, but the price were to rise instead, the fund could be required to sell the security upon exercise at a price below the current market price. Similarly, if the fund were to write a put option based on the adviser’s expectation that the price of the underlying security would rise, but the price were to fall instead, the fund could be required to purchase the security upon exercise at a price higher than the current market price.

When the fund purchases an option, it runs the risk that it will lose its entire investment in the option in a relatively short period of time, unless the fund exercises the option or enters into a closing sale transaction before the option’s expiration. If the price of the underlying security does not rise (in the case of a call) or fall (in the case of a put) to an extent sufficient to cover the option premium and transaction costs, the fund will lose part or all of its investment in the option. This contrasts with an investment by the fund in the underlying security, since the fund will not lose any of its investment in such security if the price does not change.

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The fund’s written options positions will be covered at all times. A call option written by the fund will be deemed to be covered if the fund holds the underlying instrument or an option on the underlying instrument with an exercise price equal to or less than the exercise price of the call written. A put option written by the fund will be deemed to be covered if the fund holds a put option on the same instrument with an exercise price equal to or greater than the exercise price of the put option written by the fund. The fund may also cover a written options position by segregating cash or liquid securities equal to the fund’s net uncovered obligation.

The effective use of options also depends on the fund’s ability to terminate option positions at times when the adviser deems it desirable to do so. Although the fund will take an option position only if the adviser believes there is a liquid secondary market for the option, there is no assurance that the fund will be able to effect closing transactions at any particular time or at an acceptable price.

If a secondary market in options were to become unavailable, the fund could no longer engage in closing transactions. Lack of investor interest might adversely affect the liquidity of the market for particular options or series of options. A market may discontinue trading of a particular option or options generally. In addition, a market could become temporarily unavailable if unusual events, such as volume in excess of trading or clearing capability, were to interrupt its normal operations.

A market may at times find it necessary to impose restrictions on particular types of options transactions, such as opening transactions. For example, if an underlying security ceases to meet qualifications imposed by the market or the Options Clearing Corp. (OCC), new series of options on that security will no longer be opened to replace expiring series, and opening transactions in existing series may be prohibited. If an options market were to become unavailable, the fund as a holder of an option would be able to realize profits or limit losses only by exercising the option, and the fund, as option writer, would remain obligated under the option until expiration or exercise.

Disruption in the markets for the securities underlying options purchased or sold by the fund could result in losses on the option. If trading is interrupted in an underlying security, the trading of options on that security is normally halted as well. As a result, the fund as purchaser or writer of an option will be unable to close out its positions until options trading resumes, and it may be faced with considerable losses if trading in the security reopens at a substantially different price. In addition, the OCC or other options markets may impose exercise restrictions. If a prohibition on exercise is imposed at the time when trading in the option has also been halted, the fund as purchaser or writer of an option will be locked into its position until one of the two restrictions has been lifted. If the OCC were to determine that the available supply of an underlying security appears insufficient to permit delivery by the writers of all outstanding calls in the event of exercise, it may prohibit indefinitely the exercise of put options. The fund, as holder of such a put option could lose its entire investment if the prohibition remained in effect until the put option’s expiration and the fund was unable either to acquire the underlying security or to sell the put option in the market.

Options on Indexes. The fund may write covered call options and purchase put and call options on appropriate securities indexes for the purpose of hedging against the risk of unfavorable price movements adversely affecting the value of the fund’s securities or to enhance income. Unlike a stock option which gives the holder the right to purchase or sell a specified stock at a specified price, an option on a securities index gives the holder the right to receive a cash settlement amount based upon price movements in the stock market generally (or in a particular industry or segment of the market represented by the index) rather than the price movements in individual stocks.

A securities index fluctuates with changes in the market values of the securities so included. For example, some securities index options are based on a broad market index such as the S&P 500 or the NYSE Composite Index, or a narrower market index such as the S&P 100. Indexes may also be based on an industry or market segment such as the AMEX Oil and Gas Index or the Computer and Business Equipment Index. Options on stock indexes are currently traded on the following exchanges, among others: The Chicago Board Options Exchange, New York Stock Exchange and American Stock Exchange. Options on other types of securities indexes, which do not currently exist, including indexes on certain debt securities, may be introduced and traded on exchanges in the future.

Spreads and Straddles. In addition to the options strategies described previously, the fund may engage in spread transactions in which it purchases and writes a put or call option on the same underlying instrument, with the options

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having different exercise prices and/or expiration dates. The fund may also engage in so-called straddles, in which it purchases or sells combinations of put and call options on the same instrument. Spread and straddle transactions require the fund to purchase and/or write more than one option simultaneously. Accordingly, the fund’s ability to enter into such transactions and to liquidate its positions when necessary or deemed advisable may be more limited than if the fund were to purchase or sell a single option. Similarly, costs incurred by the fund in connection with these transactions will in many cases by greater than if the fund were to purchase or sell a single option.

A call option included in a spread or straddle will be deemed to be covered if the fund holds an option on the same instrument with an exercise price equal to or less than the exercise price of the call written (or, where the exercise price is greater than that of the option written by the fund, if the fund segregates cash or liquid securities equal to the difference). Similarly, a put option included in a spread or straddle will be deemed to be covered if the fund holds a put option on the same instrument with an exercise price equal to or greater than the exercise price of the put option written by the fund (or, where the exercise price is less than that of the option written by the fund, if the fund segregates cash or liquid securities equal to the difference).

OTC Options. Unlike exchange-traded options, which are standardized with respect to the underlying instrument, expiration date, contract size, and strike price, the terms of over-the-counter (OTC) options (options not traded on exchanges) generally are established through negotiation with the other party to the option contract. While this type of arrangement allows the purchaser or writer greater flexibility to tailor an option to its needs, OTC options generally involve greater credit risk than exchange-traded options, which are guaranteed by the clearing organization of the exchanges where they are traded.

Futures Contracts. The fund may enter into contracts for the purchase or sale for future delivery of fixed income securities, foreign currencies or contracts based on financial indices including interest rates or an index of U.S. Government securities, foreign government securities, equity securities or fixed income securities. The buyer or seller of a futures contract is not required to deliver or pay for the underlying instrument unless the contract is held until the delivery date. However, both the buyer and seller are required to deposit initial margin for the benefit of an FCM when the contract is entered into. In the event of the bankruptcy of an FCM that holds margin on behalf of the fund, the fund may be entitled to return of margin owed to it only in proportion to the amount received by FCM’s other customers. The adviser will attempt to minimize this risk by careful monitoring of the creditworthiness of the FCMs with which the fund does business and by depositing margin payments in a segregated account with the custodian when practical or otherwise required by law.

Pursuant to rules adopted by the Commodity Futures Trading Commission (CFTC), the fund is permitted to engage in unlimited futures trading activity without registration with the CFTC. Although the fund would hold cash and liquid assets in a segregated account with a value sufficient to cover its open futures obligations, the segregated assets would be available to the fund immediately upon closing out the futures position, while settlement of securities transactions could take several days. However, because the fund’s cash that may otherwise be invested would be held uninvested or invested in liquid assets so long as the futures position remains open, the fund’s return could be diminished due to the opportunity losses of foregoing other potential investments.

The ordinary spreads between prices in the cash and futures markets, due to differences in the nature of those markets, are subject to distortions. First, all participants in the futures market are subject to initial margin and variation margin requirements. Rather than meeting additional variation margin requirements, investors may close out futures contracts through offsetting transactions which could distort the normal price relationship between the cash and futures markets. Second, the liquidity of the futures market depends on participants entering into offsetting transactions rather than making or taking delivery. To the extent participants decide to make or take delivery, liquidity in the futures market could be reduced and prices in the futures market distorted. Third, from the point of view of speculators, the margin deposit requirements in the futures market are less onerous than margin requirements in the securities market. Therefore, increased participation by speculators in the futures market may cause temporary price distortions. Due to the possibility of the foregoing distortions, a correct forecast of general price trends by the adviser still may not result in a successful use of futures.

Because futures contracts are generally settled within a day from the date they are closed out, compared with a settlement period of three days for some types of securities, the futures markets may provide superior liquidity to the securities markets. Nevertheless, there is no assurance that a liquid secondary market will exist for any particular

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futures contract at any particular time. In addition, futures exchanges may establish daily price fluctuation limits for futures contracts and may halt trading if a contract’s price moves upward or downward more than the limit on a given day. On volatile trading days when the price fluctuation limit is reached, it may be impossible for the fund to enter into new positions or close out existing positions. If the secondary market for a futures contract is not liquid because of price fluctuation limits or otherwise, the fund may not be able to promptly liquidate unfavorable futures positions and potentially could be required to continue to hold a futures position until the delivery date, regardless of changes in its value. As a result, the fund’s access to other assets held to cover its futures positions also could be impaired.

Successful use of futures contracts is subject to the ability of the adviser to correctly predict movements in the direction of interest rates or changes in market conditions. These predictions involve skills and techniques that may be different from those involved in the management of the portfolio being hedged. In addition, there can be no assurance that there will be a correlation between movements in the price of the underlying index or securities and movements in the price of the securities which are the subject of the hedge. A decision of whether, when and how to hedge involves the exercise of skill and judgment, and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected trends in interest rates or markets.

Options on Futures Contracts. The fund may purchase and sell (write) call and put options on futures contracts and enter into closing transactions with respect to such options to terminate existing positions. The fund may use options on futures contracts in lieu of writing or buying options directly on the underlying securities or purchasing and selling the underlying futures contracts. For example, to hedge against a possible decrease in the value of its portfolio securities, the fund may purchase put options or write call options on futures contracts rather than selling futures contracts. Similarly, the fund may purchase call options or write put options on futures contracts as a substitute for the purchase of futures contracts to hedge against a possible increase in the price of securities which the fund expects to purchase. Such options generally operate in the same manner as options purchased or written directly on the underlying investments.

As with options on securities, the holder or writer of an option may terminate the position by selling or purchasing an offsetting option. There is no guarantee that such closing transactions can be effected.

The fund will be required to deposit initial margin and maintenance margin with respect to put and call options on futures contracts written by it pursuant to brokers’ requirements similar to those described above. With respect to long positions assumed by the fund, the fund will establish a segregated asset account with its custodian, and will deposit into it an amount of cash and other liquid assets. The fund does not intend to leverage the futures contracts.

Illiquid Investments. The fund may invest up to 15% of its net asset value in securities or other investments that are considered illiquid. A security or investment is considered illiquid if it cannot be sold or disposed of in the ordinary course of business at approximately the price at which it is valued. A security or investment might be illiquid due to the absence of a readily available market or due to legal or contractual restrictions on resale.

The fund may have to bear the expense of registering restricted securities for resale and risk the substantive delays in effecting such registration. However, the fund may avail itself of Rule 144A under the Securities Act of 1933 which permits the fund to purchase securities which have been privately placed and resell such securities to certain qualified institutional buyers without restriction. Certain restricted securities that are not registered for sale to the general public but can be resold to institutional investors may not be considered illiquid, provided that a dealer or institutional trading market exists. The institutional trading market is relatively new and liquidity of the fund’s investments could be impaired if trading fails to further develop, or if it declines. The board of trustees will carefully monitor the fund’s investments in these securities, focusing on such factors, among others, as valuation, liquidity and availability of information.

Borrowing. The fund may borrow money to the extent permitted under the 1940 Act. Borrowing may exaggerate the effect on net asset value of any increase or decrease in the market value of the fund. Money borrowed will be subject to interest costs and other fees, which could reduce the fund’s return and may or may not be recovered by appreciation of the securities purchased. The fund also may be required to maintain minimum average balances in connection with such borrowing or to pay a commitment or other fee to maintain a line of credit; either of these requirements would increase the cost of borrowing over the stated interest rate. In addition, purchasing securities when the fund has borrowed money may involve an element of leverage.

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Pledging Assets. The fund may not pledge, hypothecate, mortgage or otherwise encumber its assets in excess of 15% of its total assets (taken at current value) and then only to secure borrowings permitted by the “Borrowing” restriction. The deposit of underlying securities and other assets in escrow and other collateral arrangements with respect to margin for options on financial futures contracts are not deemed to be pledges or other encumbrances.

Foreign Currency Transactions. The fund may hold foreign currency deposits from time to time and may convert dollars and foreign currencies in the foreign exchange markets. Although foreign exchange dealers generally do not charge a fee for such conversions, they do realize a profit based on the difference between the prices at which they are buying and selling various currencies. Thus, a dealer may offer to sell a foreign currency at one rate, while offering a lesser rate of exchange should the counterparty desire to resell that currency to the dealer. The fund also may enter into forward foreign currency exchange contracts (forward contracts). Forward contracts are customized transactions that require a specific amount of a currency to be delivered at a specific exchange rate on a specific date or range of dates in the future. Forward contracts are generally traded in an interbank market directly between currency traders (usually large commercial banks) and their customers. The parties to a forward contract may agree to offset or terminate the contract before its maturity, or may hold the contract to maturity and complete the contemplated currency exchange.

The fund will exchange foreign currencies for U.S. dollars and for other foreign currencies in the normal course of business and may buy and sell currencies through forward contracts in order to fix a price for securities it has agreed to buy or sell (transaction hedge). The fund also may hedge some or all of its investments denominated in or exposed to foreign currency against a decline in the value of that currency relative to the U.S. dollar by entering into forward contracts to sell an amount of that currency (or a proxy currency whose performance is expected to replicate the performance of that currency) approximating the value of some or all of its portfolio securities denominated in or exposed to that currency (position hedge) or by participating in options or futures contracts with respect to the currency. The fund also may enter into a forward contract with respect to a currency where the fund is considering the purchase of investments denominated in or exposed to that currency but has not yet done so (anticipatory hedge).

The fund may enter into forward contracts to shift its investment exposure from one currency into another. This may include shifting exposure from U.S. dollars to a foreign currency, or from one foreign currency to another foreign currency. This type of strategy, sometimes known as a “cross-hedge,” will tend to reduce or eliminate exposure to the currency that is sold, and increase exposure to the currency that is purchased, much as if the fund had sold a security denominated in one currency and purchased an equivalent security denominated in another. Cross-hedges protect against losses resulting from a decline in the hedged currency, but will cause the fund to assume the risk of fluctuations in the value of the currency it purchases.

The matching of the increase in value of a forward contract and the decline in the U.S. dollar equivalent value of the foreign currency denominated asset that is the subject of the hedge generally will not be precise. In addition, the fund may not always be able to enter into forward contracts at attractive prices and may be limited in its ability to use these contracts to hedge fund assets. Also, with regard to the fund’s use of cross-hedges, there can be no assurance that historical correlations between the movement of certain foreign currencies relative to the U.S. dollar will continue. Poor correlation may exist between movements in the exchange rates of the foreign currencies underlying the fund’s cross-hedges and the movements in the exchange rates of the foreign currencies in which its assets that are the subject of such cross-hedges are denominated.

Successful use of currency management strategies will depend on the adviser’s skill in analyzing currency values. Currency management strategies may substantially change the fund’s investment exposure to changes in currency exchange rates and could result in losses to the fund if currencies do not perform as the adviser anticipates. For example, if a currency’s value rose at a time when the adviser had hedged the fund by selling that currency in exchange for dollars, the fund would not participate in the currency’s appreciation. If the adviser hedges currency exposure through proxy hedges, the fund could realize currency losses from both the hedge and the security position if the two currencies do not move in tandem. Similarly, if the adviser increases the fund’s exposure to a foreign currency and that currency’s value declines, the fund will realize a loss. There is no assurance that the adviser’s use of currency management strategies will be advantageous to the fund or that it will hedge at appropriate times.

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Foreign Options and Futures Markets. Options on U.S. Government securities, futures contracts, options on futures contracts, and forward contracts may be traded on foreign exchanges and over-the-counter in foreign countries. Such transactions are subject to the risk of governmental actions affecting trading in or the prices of foreign currencies or securities. The value of such positions also could be adversely affected by (1) other complex foreign political and economic factors, (2) lesser availability than in the United States of data on which to make trading decisions, (3) delays in the fund’s ability to act upon economic events occurring in foreign markets during non-business hours in the United States, (4) the imposition of different exercise and settlement terms and procedures and margin requirements than in the United States, and (5) low trading volume.

Special risks are presented by internationally-traded options. Because of time differences between the United States and the various foreign countries, and because different holidays are observed in different countries, foreign options markets may be open for trading during hours or on days when U.S. markets are closed. As a result, option premiums may not reflect the current prices of the underlying interest in the United States.

Debt and Other Fixed-Income Securities. Fixed-income securities include, but are not limited to, preferred stocks, warrants, stock rights, corporate bonds and debentures and longer-term government securities. Fixed-income securities also include mortgage-backed securities, which are debt obligations issued by government agencies and other non-government agency issuers. Mortgage-backed securities include obligations backed by a mortgage or pool of mortgages and direct interests in an underlying pool of mortgages. Mortgage-backed securities also include collateralized mortgage obligations (CMOs). The mortgages involved could be those on commercial or residential real estate properties. Fixed income securities may be issued by U.S. companies, the U.S. Government and its agencies and instrumentalities, foreign companies, foreign governments and their agencies and instrumentalities, and supranational organizations such as (but not limited to) the European Economic Community and the World Bank, or other issuers.

As a general matter, the value of debt securities will fluctuate with changes in interest rates, and these fluctuations can be greater for debt securities with longer maturities. The market value of debt securities typically varies inversely to changes in prevailing interest rates. In periods of declining interest rates, the value of debt securities typically increase. In periods of rising interest rates, the value of those securities typically decrease. These fluctuations in the value of debt securities may cause the value of the fund’s shares to fluctuate in value.

The fund’s share price and yield also depend, in part, on the quality of its investments. U.S. Government securities generally are of high quality. Debt securities that are not backed by the full faith and credit of the United States (including those of foreign governments) may be affected by changes in the creditworthiness of the issuer of the security. The prices of investment grade bonds generally fluctuate less than the prices of bonds that are below investment grade. Investment grade bonds are those rated at the time of purchase in the top four credit rating categories of Moody’s Investors Service (Moody’s) or Standard & Poor’s Corp. (S&P), or their equivalents from other nationally recognized rating agencies, or are unrated securities judged by the adviser to be of comparable value.

High-Yield Fixed-Income Securities (Junk Bonds). Debt securities rated below investment grade by the primary rating agencies (bonds rated Ba or lower by Moody’s or BB or lower by S&P, or their equivalents from other nationally recognized rating agencies) constitute lower-rated fixed income securities (commonly referred to as junk bonds). See Appendix A to the SAI for a description of these ratings. Unrated bonds or bonds with split ratings are included in this limit if the adviser determines that these securities have the same characteristics as non-investment-grade bonds. The fund may invest up to 15% of its total assets in junk bonds.

Junk bonds involve a higher degree of credit risk, that is, the risk that the issuer will not make interest or principal payments when due. In the event of an unanticipated default, the fund would experience a reduction in its income, and could expect a decline in the market value of the securities affected. More careful analysis of the financial condition of each issuer of junk bonds is necessary. During an economic downturn or substantial period of rising interest rates, issuers of junk bonds may experience financial stress which would adversely affect their ability to honor their principal and interest payment obligations, to meet projected business goals, and to obtain additional financing.

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The market prices of junk bonds are generally less sensitive to interest rate changes than higher-rated investments, but more sensitive to adverse economic or political changes, or in the case of corporate issuers, to individual corporate developments. Periods of economic or political uncertainty and change can be expected to result in volatility of prices of junk bonds. Junk bonds also may have less liquid markets than higher-rated securities, and their liquidity as well as their value may be negatively affected by adverse economic conditions. Adverse publicity and investor perceptions as well as new or proposed laws may also have a negative impact on the market for junk bonds.

The market for junk bonds may be less active than that for higher-rated debt securities, which may make it difficult to value these securities. If market quotations are not available, junk bonds will be valued in accordance with procedures established by the board of trustees, including the use of outside pricing services. Judgment plays a greater role in valuing junk bonds than is the case for securities for which more external sources for quotations and last-sale information are available.

Convertible Securities. Convertible securities are bonds, debentures, notes, preferred stocks or other securities that may be converted or exchanged (by the holder or by the issuer) into shares of the underlying common stock (or cash or securities of equivalent value) at a stated exchange ratio. A convertible security may also be called for redemption or conversion by the issuer after a particular date and under certain circumstances (including a specified price) established upon issue. If a convertible security held by the fund is called for redemption or conversion, the fund could be required to tender it for redemption, convert it into the underlying common stock, or sell it to a third party.

Convertible securities generally have less potential for gain or loss than common stocks. Convertible securities generally provide yields higher than the underlying common stocks, but generally lower than comparable non-convertible securities. Because of this higher yield, convertible securities generally sell at prices above their “conversion value,” which is the current market value of the stock to be received upon conversion. The difference between this conversion value and the price of convertible securities will vary over time depending on changes in the value of the underlying common stocks and interest rates. When the underlying common stocks decline in value, convertible securities will tend not to decline to the same extent because of the interest or dividend payments and the repayment of principal at maturity for certain types of convertible securities. However, securities that are convertible other than at the option of the holder generally do not limit the potential for loss to the same extent as securities convertible at the option of the holder. When the underlying common stocks rise in value, the value of convertible securities may also be expected to increase. At the same time, however, the difference between the market value of convertible securities and their conversion value will narrow, which means that the value of convertible securities will generally not increase to the same extent as the value of the underlying common stocks. Because convertible securities may also be interest-rate sensitive, their value may increase as interest rates fall and decrease as interest rates rise. Convertible securities are also subject to credit risk, and are often lower-quality securities.

Short Sales. Stocks underlying the fund’s convertible security holdings can be sold short. For example, if the adviser anticipates a decline in the price of the stock underlying a convertible security held by the fund, it may sell the stock short. If the stock price subsequently declines, the proceeds of the short sale could be expected to offset all or a portion of the effect of the stock’s decline on the value of the convertible security. The fund currently intends to hedge no more than 15% of its total assets with short sales on equity securities underlying its convertible security holdings under normal circumstances.

The fund will be required to set aside securities equivalent in kind and amount to those sold short (or securities convertible or exchangeable into such securities) and will be required to hold them aside while the short sale is outstanding. The fund will incur transaction costs, including interest expenses, in connection with opening, maintaining, and closing short sales.

Mortgage-Related Securities. Mortgage-related securities are issued by government and non-government entities such as banks, mortgage lenders, or other institutions. A mortgage-related security is an obligation of the issuer backed by a mortgage or pool of mortgages or a direct interest in an underlying pool of mortgages. Some mortgage-related securities, such as collateralized mortgage obligations (or CMOs), make payments of both principal and interest at a range of specified intervals; others make semiannual interest payments at a predetermined rate and repay principal at maturity (like a typical bond). Mortgage-related securities are based on different types of mortgages, including those on commercial real estate or residential properties. Stripped mortgage-related securities are created

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when the interest and principal components of a mortgage-related security are separated and sold as individual securities. In the case of a stripped mortgage-related security, the holder of the “principal-only” security (PO) receives the principal payments made by the underlying mortgage, while the holder of the “interest-only” security (IO) receives interest payments from the same underlying mortgage.

Fannie Maes and Freddie Macs are pass-through securities issued by Fannie Mae and Freddie Mac, respectively. Fannie Mae and Freddie Mac, which guarantee payment of interest and repayment of principal on Fannie Maes and Freddie Macs, respectively, are federally chartered corporations supervised by the U.S. Government that act as governmental instrumentalities under authority granted by Congress. Fannie Mae is authorized to borrow from the U.S. Treasury to meet its obligations. Fannie Maes and Freddie Macs are not backed by the full faith and credit of the U.S. Government.

The value of mortgage-related securities may change due to shifts in the market’s perception of issuers and changes in interest rates. In addition, regulatory or tax changes may adversely affect the mortgage-related securities market as a whole. Non-government mortgage-related securities may offer higher yields than those issued by government entities, but also may be subject to greater price changes than government issues. Mortgage-related securities are subject to prepayment risk, which is the risk that early principal payments made on the underlying mortgages, usually in response to a reduction in interest rates, will result in the return of principal to the investor, causing it to be invested subsequently at a lower current interest rate. Alternatively, in a rising interest rate environment, mortgage-related security values may be adversely affected when prepayments on underlying mortgages do not occur as anticipated, resulting in the extension of the security’s effective maturity and the related increase in interest rate sensitivity of a longer-term instrument (extension risk). The prices of stripped mortgage-related securities tend to be more volatile in response to changes in interest rates than those of non-stripped mortgage-related securities.

Asset-Backed Securities. Asset-backed securities represent interests in pools of mortgages, loans, receivables or other assets. Payment of interest and repayment of principal may be largely dependent upon the cash flows generated by the assets backing the securities and, in certain cases, supported by letters of credit, surety bonds, or other credit enhancements. Asset-backed security values may also be affected by other factors including changes in interest rates, the availability of information concerning the pool and its structure, the creditworthiness of the servicing agent for the pool, the originator of the loans or receivables, or the entities providing the credit enhancement. If the credit enhancement is exhausted, certificate holders may experience losses or delays in payment if the required payments of principal and interest are not made to the trust with respect to the underlying loans.

In addition, these securities may be subject to prepayment risk. Prepayment, which occurs when unscheduled or early payments are made on the underlying obligations, may shorten the effective maturities of these securities and may lower their total returns. Additionally, asset-backed securities are also subject to maturity extension risk. This is the risk that in a period of rising interest rates, prepayments may occur at a slower than expected rate, which may cause these securities to fluctuate more widely in response to changes in interest rates.

Real Estate Investment Trusts. Equity real estate investment trusts own real estate properties, while mortgage real estate investment trusts make construction, development, and long-term mortgage loans. Their value may be affected by changes in the value of the underlying property of the trusts, the creditworthiness of the issuer, property taxes, interest rates, and tax and regulatory requirements, such as those relating to the environment. Both types of trusts are dependent upon management skill, are not diversified, and are subject to heavy cash flow dependency, defaults by borrowers, self-liquidation, and the possibility of failing to qualify for tax-free status of income under the Internal Revenue Code and failing to maintain exemption from the 1940 Act.

Foreign Investments. Foreign investments can involve significant risks in addition to the risks inherent in U.S. investments. The value of securities denominated in or indexed to foreign currencies, and of dividends and interest from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices on some foreign markets can be highly volatile. Many foreign countries lack uniform accounting and disclosure standards comparable to those applicable to U.S. companies, and it may be more difficult to obtain reliable information regarding an issuer’s financial condition and operations. In addition, the costs of foreign investing, including withholding taxes, brokerage commissions and custodial costs, are generally higher than for U.S. investments.

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Foreign markets may offer less protection to investors than U.S. markets. Foreign issuers, brokers, and securities markets may be subject to less government supervision. Foreign security trading practices, including those involving the release of assets in advance of payment, may involve increased risks in the event of a failed trade or the insolvency of a broker-dealer, and may involve substantial delays. It may also be difficult to enforce legal rights in foreign countries.

Investing abroad also involves different political and economic risks. Foreign investments may be affected by actions of foreign governments adverse to the interests of U.S. investors, including the possibility of expropriation or nationalization of assets, confiscatory taxation, restrictions on U.S. investment or on the ability to repatriate assets or convert currency into U.S. dollars or other government intervention. There may be a greater possibility of default by foreign governments or foreign government-sponsored enterprises. Investments in foreign countries also involve a risk of local political, economic or social instability, military action or unrest or adverse diplomatic developments. There is no assurance that the adviser will be able to anticipate these potential events or counter their effects.

Investing in securities of issuers located in countries considered to be emerging markets involves additional risks. While emerging market countries may change over time depending on market and economic conditions, at present the fund believes that emerging market countries include every country in the world except Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the United Kingdom and the United States. The considerations noted previously generally are intensified for investments in emerging market countries. Emerging market countries may have relatively unstable governments, economies based on only a few industries and securities markets that trade a small number of securities. Securities of issuers located in these countries tend to have volatile prices and may offer significant potential for loss as well as gain.

In addition to investing directly in equity securities, the fund may invest in American Depositary Receipts (ADRs), European Depositary Receipts (EDRs) and Global Depositary Receipts (GDRs). Generally, ADRs in registered form are U.S. dollar denominated securities designed for use in the U.S. securities markets, which represent and may be converted into the underlying foreign security. EDRs are typically issued in bearer form and are designed for use in the European securities markets. GDRs are designed for use in the global securities markets. Depositary receipts involve many of the same risks of investing directly in foreign securities, including currency risks and risks of foreign investing. Depositary receipts may be sponsored or unsponsored. Issuers of the stock of unsponsored ADRs, EDRs and GDRs are not obligated to disclose material information in the United States and, therefore, there may not be an accurate correlation between such information and the market value of such depositary receipts.

Temporary Defensive Strategies

In response to market, economic, political or other conditions, the fund may temporarily use a different investment strategy for defensive purposes. For example, the fund may invest in money market instruments. If the fund does so, different factors could affect fund performance and the fund may not achieve its investment objectives.

Rights and Warrants. The fund may invest in rights and warrants which entitle the holder to buy equity securities at a specified price for a specific period of time. Rights and warrants do not entitle a holder to dividends or voting rights with respect to the securities which may be purchased, nor do they represent any rights to the assets of the issuing company. The value of a right or warrant may be more volatile than the value of the underlying securities. Also, their value does not necessarily change with the value of the underlying securities. Warrants can be a speculative instrument. The value of a warrant may decline because of a decrease in the value of the underlying stock, the passage of time or a change in perception as to the potential of the underlying stock or any other combination. If the market price of the underlying stock is below the exercise price set forth in the warrant on the expiration date, the warrant will expire worthless. Warrants generally are freely transferable and are traded on the major stock exchanges. Rights and warrants purchased by the fund which expire without being exercised will result in a loss to the fund.

SEC Name Rule Requirement.

The fund’s policy of normally investing at least 80% of its assets in securities of issuers included in the S&P 500 Index is a non-fundamental policy changeable only upon 60 days’ prior notice to shareholders.

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More About the S&P 500 Index. Investors look to indexes as a standard of market performance. Indexes are model portfolios, that is, groups of stocks or bonds selected to represent an entire market. The S&P 500 Index is a widely used measure of large US company stock performance. It consists of the common stocks of 500 major corporations selected according to size, frequency and ease by which their stocks trade, and range and diversity of the American economy.

The fund seeks to approximate as closely as possible, before fees and expenses, the total return of the S&P 500 Index. To accomplish this objective the fund’s sub-adviser, Mellon Capital Management Corporation (Mellon Capital), attempts to buy and sell all of the index’s securities in the same proportion as they are reflected in the S&P 500 Index, although the fund reserves the right not to invest in every security in the S&P 500 Index if it is not practical to do so under the circumstances. Mellon Capital does not seek to beat the S&P 500 Index and does not seek temporary defensive positions when markets appear to be overvalued. Mellon Capital makes no attempt to apply economic, financial or market analysis when managing the fund. Including a security among the fund’s holdings implies no opinion as to its attractiveness as an investment.

The fund may invest in stock index futures and options on stock index futures as a substitute for a comparable market position in the underlying securities. A stock index future obligates one party to deliver (and the other party to take), effectively, an amount of cash equal to a specific dollar amount times the difference between the value of a specific stock index at the close of the last trading day of the contract and the price at which the agreement is made. No physical delivery of the underlying stocks in the index is made. Instead, the buyer and seller settle the difference in cash between the contract price and the market price on the agreed upon date. The buyer pays the difference if the actual price is lower than the contract price and the seller pays the difference if the actual price is higher. There can be no assurance that a liquid market will exist at the time when the fund seeks to close out a futures contract or a futures option position. Lack of a liquid market may prevent liquidiation of an unfavorable position.

The fund is not sponsored, endorsed, sold or promoted by Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (“S&P”). S&P makes no representation or warranty, express or implied, to the owners of the fund or any member of the public regarding the advisability of investing in securities generally or in the fund particularly or the ability of the S&P 500 Index to track general stock market performance. S&P’s only relationship to the fund is the licensing of certain trademarks and trade names of S&P and of the S&P 500 Index which is determined, composed and calculated by S&P without regard to the fund. S&P has no obligation to take the needs of the fund or its shareholders into consideration in determining, composing or calculating the S&P 500 Index. S&P is not responsible for and has not participated in the determination of the prices and amount of the fund or the timing of the issuance or sale of the fund or in the determination or calculation of the equation by which the fund is to be converted into cash. S&P has no obligation or liability in connection with the administration, marketing or trading of the fund.

S&P DOES NOT GUARANTEE THE ACCURACY AND/OR THE COMPLETENESS OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN AND S&P SHALL HAVE NO LIABILITY FOR ANY ERRORS, OMISSIONS, OR INTERRUPTIONS THEREIN. S&P MAKES NO WARRANTY, EXPRESS OR IMPLIED, AS TO RESULTS TO BE OBTAINED BY THE FUND OR ITS SHAREHOLDERS, OR ANY OTHER PERSON OR ENTITY FROM THE USE OF THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. S&P MAKES NO EXPRESS OR IMPLIED WARRANTIES, AND EXPRESSLY DISCLAIMS ALL WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE OR USE WITH RESPECT TO THE S&P 500 INDEX OR ANY DATA INCLUDED THEREIN. WITHOUT LIMITING ANY OF THE FOREGOING, IN NO EVENT SHALL S&P HAVE ANY LIABILITY FOR ANY SPECIAL, PUNITIVE, INDIRECT, OR CONSEQUENTIAL DAMAGES (INCLUDING LOST PROFITS), EVEN IF NOTIFIED OF THE POSSIBILITY OF SUCH DAMAGES.

Portfolio Transactions and Brokerage

The adviser and the sub-adviser of the fund are responsible for decisions to buy and sell securities and other investments for the fund, and for the selection of brokers and dealers to effect the transactions and the negotiation of brokerage commissions, if any. Purchases and sales of securities on an exchange are effected through brokers who charge a commission for their services. A particular broker may charge different commissions according to such

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factors as the difficulty and size of the transaction. Transactions in foreign securities generally involve the payment of fixed brokerage commissions, which are generally higher than those in the United States. There is generally no stated commission in the case of securities traded in the over-the-counter markets, but the price paid by the fund usually includes an undisclosed dealer commission or mark-up. In the U.S. Government securities market, securities are generally traded on a net basis with dealers acting as principal for their own accounts without a stated commission, although the price of the securities usually includes a profit to the dealer. In underwritten offerings, securities are purchased at a fixed price which includes an amount of compensation to the underwriter, generally referred to as the underwriter’s concession or discount. On occasion, certain money market instruments may be purchased directly from an issuer, in which case no commission or discounts are paid.

The adviser and the sub-adviser of the fund currently provide investment advice to a number of other clients. It will be the practice of the adviser and each sub-adviser to allocate purchase and sale transactions among the fund and other clients whose assets are managed in such manner as is deemed equitable. In making such allocations among the major factors the adviser and the sub-adviser consider are the investment objectives of the relevant fund, the relative size of portfolio holdings of the same or comparable securities, the availability of cash for investment, the size of investment commitments generally held and the opinions of the persons responsible for managing the portfolios of the fund and other client accounts. Securities of the same issuer may be purchased, held, or sold at the same time by the fund or other accounts or companies for which the adviser or sub-adviser provides investment advice (including affiliates of the adviser or sub-adviser, as the case may be).

On occasions when the adviser or the sub-adviser to the fund deems the purchase or sale of a security to be in the best interest of the fund, as well as its other clients, the adviser or sub-adviser, as the case may be, to the extent permitted by applicable laws and regulations, may aggregate such securities to be sold or purchased for the fund with those to be sold or purchased for its’ other clients in order to obtain best execution and lower brokerage commissions, if any. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the adviser or sub-adviser in the manner it considers to be most equitable and consistent with its fiduciary obligations to all such clients, including the fund. In some instances, the procedures may impact the price and size of the position obtainable for the fund.

In connection with effecting portfolio transactions, primary consideration will be given to securing the most favorable price and efficient execution. Within the framework of this policy, the reasonableness of commission or other transaction costs is a major factor in the selection of brokers and is considered together with other relevant factors, including financial responsibility, confidentiality (including trade anonymity), research and investment information and other services provided by such brokers. It is expected that, as a result of such factors, transaction costs charged by some brokers may be greater than the amounts other brokers might charge. The adviser or the sub-adviser to the fund may determine in good faith that the amount of such higher transaction costs is reasonable in relation to the value of the brokerage and research services provided.

The board of trustees will review regularly the reasonableness of commissions and other transaction costs incurred from time to time, and, will receive reports from the adviser and the sub-adviser, as well as published data concerning transaction costs incurred by institutional investors generally. The nature of the research services provided to the adviser and sub-adviser by brokerage firms varies from time to time but generally includes current and historical financial data concerning particular companies and their securities; information and analysis concerning securities markets and economic and industry matters; and technical and statistical studies and data dealing with various investment opportunities; and risks and trends, all of which the adviser or sub-adviser regards as a useful supplement of its own internal research capabilities.

The adviser and sub-adviser may from time to time direct trades to brokers which have provided specific brokerage or research services for the benefit of the clients of the adviser or sub-adviser, as the case may be; in addition, the adviser and sub-adviser may allocate trades among brokers that generally provide superior brokerage and research services. Research services furnished by brokers are for the benefit of all the clients of the adviser or sub-adviser, as the case may be, and not solely or necessarily for the benefit of the fund. The adviser and sub-adviser believe that the value of research services received is not determinable and does not significantly reduce its expenses. The fund does not reduce its fee to the adviser or sub-adviser by any amount that might be attributable to the value of such services.

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No brokerage commissions have been paid by the fund since the fund had not yet commenced operations as of the date of this SAI.

No Commissions to Finance Distribution

The Investment Company Act of 1940 permits the fund to use its selling brokers to execute transactions in portfolio securities only if the fund or its adviser has implemented policies and procedures designed to ensure that the selection of brokers for portfolio securities transactions is not influenced by considerations relating to the sale of fund shares. Accordingly, the fund maintains, among other policies, a policy that prohibits it from directing to a broker-dealer in consideration for the promotion or sale of fund shares: (a) fund portfolio securities transactions; or (b) any commission or other remuneration received or to be received from the fund’s portfolio transactions effected through any other broker-dealer. The fund has also established other policies and procedures designed to ensure that the fund’s brokerage commissions are not used to finance the distribution of fund shares.

Commission Recapture Program

The fund has entered into a commission recapture program with Frank Russell, pursuant to which the commission rebates will be included in realized gain (loss) on securities in the appropriate financial statements of the fund. If the adviser or sub-adviser does not believe it can obtain best execution from such broker-dealer, there is no obligation to execute portfolio transactions through such broker-dealers. The board of trustees, with the assistance of Frank Russell, intends to continue to review whether recapture opportunities are available and, if so, to determine in the exercise of its business judgment whether it would be advisable for the fund to participate, or continue to participate, in the commission recapture program.

Portfolio Turnover

A portfolio turnover rate is the percentage computed by dividing the lesser of the fund’s purchases or sales of securities (excluding short-term securities) by the average market value of the fund’s portfolio securities. The adviser intends to manage the fund’s assets by buying and selling securities to help attain its investment objective. This may result in increases or decreases in the fund’s current income available for distribution to its shareholders. While the fund is not managed with the intent of generating short-term capital gains, the fund may dispose of investments (including money market instruments) regardless of the holding period if, in the opinion of the adviser, an issuer’s creditworthiness or perceived changes in a company’s growth prospects or asset value make selling them advisable. Such an investment decision may result in a high portfolio turnover rate during a given period, resulting in increased transaction costs.

Trustees and Officers

The board of trustees oversees the management of the fund and elects the Trust’s officers. The trustees have the power to amend the Trust’s bylaws, to declare and pay dividends, and to exercise all the powers of the fund except those granted to the shareholders. The trustees hold their position until their successors are elected and qualify. The Trust’s officers are re-elected annually and are responsible for the day-to-day operations of the fund. Information pertaining to the trustees and executive officers of the Trust is set forth below. Trustees that are deemed “interested persons,” as defined in the 1940 Act, are included in the table titled, “Interested Trustees.” Trustees who are not interested persons are referred to as independent trustees. The trustees were re-elected at the Special Meeting of Shareholders of the Trust on February 28, 2006 to serve until the next annual meeting, if any, or until their successors shall have been duly elected and qualified.

The term “Fund Complex” includes the 18 series of the Trust, which are offered in other prospectuses and SAIs, and Lincoln National Variable Annuity Fund A.

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Interested Trustees

Name, Address and Date of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Kelly D. Clevenger* 1300 S. Clinton Street Fort Wayne, IN 46802 DOB: 07/25/52	Chairman, President and Trustee	Chairman since August 1995; President and Trustee since November 1994.	Vice President, The Lincoln National Life Insurance Company; Executive Vice President, Lincoln Retirement Services Company, LLC.	19	Lincoln Retirement Services Company, LLC

*	Kelly D. Clevenger, currently Chairman and President of Trust, is an interested person of the Trust by reason of his being an officer of Lincoln Life.

Interested Trustees

Name, Address and Date of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
Nancy L. Frisby 1300 S. Clinton Street Fort Wayne, IN 46802 DOB: 11/10/41	Trustee	Trustee since April 1992.	Senior Vice President and Chief Financial Officer, Desoto Memorial Hospital; formerly Chief Financial Officer, Bascom Palmer Eye Institute, University of Miami School of Medicine; formerly Vice President and Chief Financial Officer, St. Joseph Medical Center, Inc.	19	N/A

Gary D. Lemon 1300 S. Clinton Street Fort Wayne, IN 46802 DOB: 05/23/48	Trustee	Trustee since November 8, 2004	Professor of Economics, DePauw University	19	N/A

Kenneth G. Stella 1300 S. Clinton Street Fort Wayne, IN 46802 DOB: 08/20/43	Trustee	Trustee since February 1998.	President, Indiana Hospital & Health Association.	19	First National Bank & Trust

David H. Windley 1300 S. Clinton Street Fort Wayne, IN 46802 DOB: 02/23/43	Trustee	Trustee since August 2004.	Director, Blue and Co., LLC (regional consulting and CPA firm)	19	Meridian Investment Advisors, Inc.; Eureka College

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Officers Who Are Not Trustees

Name, Address and Date of Birth	Position(s) Held With the Fund	Term of Office and Length of Time Served	Principal Occupation(s) During Past Five Years	Number of Funds in Fund Complex Overseen by Trustee	Other Board Memberships Held by Trustee
James Blake 1300 S. Clinton Street Fort Wayne, IN 46802 DOB: 01/06/63	Chief Compliance Officer	Chief Compliance Officer since November 2005	Assistant Vice President, Delaware Investment Advisers; Chief Compliance Officer, Optimum Fund Trust and Lincoln National Income Fund.	N/A	N/A

Cynthia A. Rose 1300 S. Clinton Street Fort Wayne, IN 46802 DOB: 04/24/54	Secretary	Secretary since February 1995.	Formerly Secretary and Assistant Vice President, The Lincoln National Life Insurance Company.	N/A	N/A

William P. Flory, Jr. 1300 S. Clinton Street Fort Wayne, IN 46802 DOB: 07/04/59	Chief Accounting Officer	Chief Accounting Officer since May 2006	[ ]	N/A	N/A

Rise C. M. Taylor 1300 S. Clinton Street Fort Wayne, IN 46802 DOB: 12/19/67	Vice President and Treasurer	Vice President, since August 2003 and Treasurer since May 2006.	Vice President, The Lincoln National Life Insurance Company; formerly Portfolio Manager of Lincoln Investment Management	N/A	N/A

Board Committees

The board of trustees has established an Audit Committee, which is responsible for overseeing the fund’s financial reporting process on behalf of the board of trustees and for reporting the result of their activities to the board. The Audit Committee will assist and act as a liaison with the board of trustees in fulfilling the board’s responsibility to shareholders of the fund and others relating to oversight of fund accounting, the fund’s systems of control, the fund’s process for monitoring compliance with laws and regulations, and the quality and integrity of the financial statements, financial reports, and audit of the fund. The members of the Audit Committee include all of the independent trustees: Nancy L. Frisby, Gary D. Lemon, Kenneth G. Stella and David H. Windley. The Audit Committee met four times during the year ended December 31, 2006.

The board of trustees has also established a Nominating and Governance Committee consisting of all of the independent trustees. The Nominating and Governance Committee is responsible for, among other things, the identification, evaluation and nomination of potential candidates to serve on the board of trustees. The Nominating and Governance Committee met four times during the year ended December 31, 2006. The Nominating and Governance Committee will accept shareholder trustee nominations. Any such nominations should be sent to the Trust’s Nominating and Governance Committee, c/o The Lincoln National Life Insurance Company. The board does not have a valuation committee.

Ownership of Securities

As of the date of this SAI, there were no shares of the fund outstanding. As of the dates set forth in the chart below, the dollar range of equity securities owned beneficially by each trustee in any registered investment companies overseen by the trustees within the same family of investment companies as the fund was as follows:

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Interested Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Kelly D. Clevenger	None	As of 9/30/2006: $10,001-$50,000

Independent Trustees

Name of Trustee	Dollar Range of Equity Securities in the Fund	Aggregate Dollar Range of Equity Securities in All Registered Investment Companies Overseen by Trustee in Family of Investment Companies
Nancy L. Frisby	None	As of 11/30/2006: Over $100,000

Gary D. Lemon	None	As of 9/30/2006: $10,001-$50,000

Kenneth G. Stella	None	As of 9/30/2006: $50,001-$100,000

David H. Windley	None	As of 9/29/2006: $50,001-$100,000

The following table sets forth the compensation paid to the independent trustees by the Trust as well as the compensation paid to the independent trustees by the Fund Complex for the fiscal year ended December 31, 2005:

Compensation Table

Name of Person, Position	Aggregate Compensation From the Trust	Total Compensation From the Trust And Fund Complex
Nancy L. Frisby, Trustee	$36,668	$47,000
Gary Lemon, Advisory Trustee	$31,168	$35,000
Kenneth G. Stella, Trustee	$31,168	$41,000
David H. Windley, Trustee	$31,168	$41,000
John B. Borsch, Jr., Trustee	$12,218	$20,333

Investment Adviser and Sub-Advisers

Investment Adviser. Jefferson Pilot Investment Advisory Corporation (JPIA) is the investment adviser to the fund. Prior to April 3, 2006, Jefferson Pilot Investment Advisory was wholly-owned by Jefferson-Pilot Corporation. As of April 3, 2006, Jefferson-Pilot Corporation merged into Lincoln JP Holdings, L.P. Lincoln JP Holdings, L.P., is wholly-owned by Lincoln National Corporation (Lincoln). JPIA is registered with the SEC as an investment adviser and is located at One Granite Place, Concord, New Hampshire 03301.

For its services, JPIA is entitled to receive from the fund an annual advisory fee equal to 0.24% of the first $500 million of the fund’s average daily net assets; 0.20% of the next $500 million of the fund’s average daily net assets; and 0.16% on any excess of the fund’s average daily net assets over $1 billion. JPIA, has agreed to reimburse the fund to the extent that the fund’s operating expenses (excluding interest, taxes, brokerage commissions, or extraordinary expenses) exceed 0.28% of the fund’s average daily net assets for the Standard Class and 0.53% of the fund’s average daily net assets for the Service Class. This reimbursement agreement will apply through at least April 30, 2008. No advisory fees have paid by the fund since the fund had not yet commenced operations as of the date of this SAI.

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Pursuant to an Investment Management Agreement, dated April 27, 2007 (the Management Agreement), the adviser manages the fund’s portfolio investments and reports to the board of trustees. With limited exception, the fund conducts its other business and affairs and bears the expenses and salaries necessary and incidental thereto. These expenses include, without limitation, expenses related to: the maintenance of the fund’s books, records and procedures, including corporate secretary services; general accounting oversight; preparation of tax returns and reports; and, legal services provided by the adviser or an affiliate of the adviser.

Sub-Adviser. As adviser, JPIA is primarily responsible for investment decisions affecting the fund. However, JPIA has entered into a sub-advisory agreement with a professional investment management firms to provide some or substantially all of the investment advisory services required by the fund, including day-to-day investment management of the fund’s portfolio. The sub-adviser makes investment decisions for the fund in accordance with the fund’s investment objective and places orders on behalf of the fund to effect those decisions. See the following table for more information about the sub-adviser and its fees:

Fund	Sub-Adviser	Annual Fee Rate Based On Average Daily Net Asset Value
LVIP S&P 500 Index Fund	Mellon Capital Management Corporation (Mellon Capital) 595 Market Street, Suite 3000 San Francisco, California 94105	0.015% of the first $1 billion of the fund’s average daily net assets; and 0.010% on any excess of the of the fund’s average daily net assets over $1 billion*

*	Pursuant to its Sub-Advisory Agreement with Mellon Capital Management Corporation, JPIA is committed to pay Mellon Capital a minimum annual fee of $100,000.

Mellon Capital Management Corporation (Mellon Capital), 595 Market Street, Suite 3000, San Francisco, California 94105, is a leading innovator in the investment industry, and manages global quantitative-based investment strategies for institutional and private investors. As of December 31, 2006, Mellon Capital had assets under management totaling approximately $174,948 million.

No sub-advisory fees have paid to Mellon Capital since the fund had not yet commenced operations as of the date of this SAI.

Service marks. The service mark for the fund and the name Lincoln have been adopted by the fund with the permission of LNC, and their continued use is subject to the right of LNC to withdraw this permission in the event the adviser should not be the investment adviser of the fund.

In the prospectus and sales literature, the name Mellon will be used with the fund. The continued use of this name is subject to the right of the sub-adviser to withdraw its permission in the event it ceases to be the sub-adviser to the fund.

Fund Expenses. Expenses specifically assumed by the fund under its advisory agreement include, among others, compensation and expenses of the members of the fund’s board of trustees who are not interested persons of the fund; custodian fees; independent auditor fees; brokerage commissions; legal and accounting fees; registration and other fees in connection with maintaining required fund and share registration with the SEC and state securities authorities; and the expenses of printing and mailing updated prospectuses, proxy statements and shareholder reports to current contract owners.

Proxy Voting Policies and Procedures. The board of trustees has delegated to the fund’s sub-adviser responsibility for voting any proxies relating to portfolio securities held by the fund in accordance with the sub-adviser’s proxy voting policies and procedures. Summaries of the proxy voting policies and procedures to be followed by the fund, and the sub-advisers on behalf of the fund, including procedures to be used when a vote represents a conflict of interest, are attached hereto as Appendix B.

Information regarding how the fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, when available, can be obtained (1) without charge, upon request, by call 1-800-4LINCOLN (454-6265); and (2) on the SEC’s website at http:// www.sec.gov.

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Portfolio Managers

The following provides information regarding each portfolio managers’ other accounts managed, material conflicts of interests, compensation, and any ownership of securities in the fund. Each portfolio manager or team member is referred to in this section as a “portfolio manager.”

Other Accounts Managed

The following table provides information about other accounts for which each portfolio manager was primarily responsible as of December 31, 2005:

Sub-Adviser and Portfolio Managers	Registered Investment Companies			Other Pooled Investment Vehicles			Other Accounts
	Number of Accounts	Total Assets* in the Accounts		Number of Accounts	Total Assets* in the Accounts		Number of Accounts	Total Assets* in the Accounts
Mellon Capital (Susan M. Ellison, Richard A. Brown, Karen Q. Wong)	31	$8.2	B	32	$47.7	B	27	$18.8	B

Other Accounts Managed with Performance-Based Advisory Fees

The following table provides information for other accounts managed by each portfolio manager, with respect to which the advisory fee is based on account performance. Information is shown as of December 31, 2005:

Sub-Adviser and Portfolio Managers	Number of Accounts with Incentive Fees	Total Assets
Mellon Capital (Susan M. Ellison, Richard A. Brown and Karen Q. Wong)	0	0

Mellon Capital Management Corporation (Mellon Capital), 595 Market Street, Suite 3000, San Francisco, California 94105, is a leading innovator in the investment industry, and manages global quantitative-based investment strategies for institutional and private investors. As of December 31, 2006, Mellon Capital had assets under management totaling approximately $174,948 million.

Material Conflicts of Interest and Portfolio Manager Compensation

Actual or apparent conflicts of interest may arise when a portfolio manager has day-to-day management responsibilities with respect to more than one investment account. Portfolio managers who manage other investment accounts in addition to a Lincoln VIP fund may be presented with the following potential conflicts:

Mellon Capital Management Corporation (“Mellon Capital”)

At Mellon Capital, individual portfolio managers may manage multiple accounts for multiple clients. Mellon Capital manages potential conflicts between the fund and other types of accounts through allocation policies and procedures, internal review process and oversight by select corporate officers. Mellon has developed control procedures to ensure that no one client, regardless of type, is intentionally favored at the expense of another.

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Mellon Capital’s portfolio managers responsible for managing mutual funds are generally eligible for compensation consisting of base salary, bonus, and payments under Mellon Capital’s long-term incentive compensation program. All compensation is paid by Mellon Capital. The same methodology described below is used to determine portfolio manager compensation with respect to the management of mutual funds and other accounts.

Mutual fund portfolio managers are also eligible for the standard retirement benefits and health and welfare benefits available to all Mellon Capital employees. Certain portfolio managers may be eligible for additional retirement benefits under several supplemental retirement plans that Mellon Capital provides to restore dollar-for-dollar the benefits of management employees that had been cut back solely as a result of certain limits due to the tax laws. These plans are structured to provide the same retirement benefits as the standard retirement benefits. In addition, mutual fund portfolio managers whose compensation exceeds certain limits may elect to defer a portion of their salary and/or bonus under the Mellon Financial Corporation deferred compensation plan.

A portfolio manager’s base salary is determined by the manager’s experience and performance in the role, taking into account the ongoing compensation benchmark analyses. A portfolio manager’s base salary is generally a fixed amount that may change as a result of an annual review, upon assumption of new duties, or when a market adjustment of the position occurs.

A portfolio manager’s bonus is determined by a number of factors. One factor is performance of the mutual fund relative to expectations for how the mutual fund should have performed, given its objectives, policies, strategies and limitations, and the market environment during the measurement period. Additional factors include the overall financial performance of Mellon Capital, the performance of all accounts (relative to expectations) for which the portfolio manager has responsibility, the portfolio manager’s contributions to the investment management functions within the sub-asset class, contributions to the development of other investment professionals and supporting staff, and overall contributions to strategic planning and decisions for the investment group. The target bonus is expressed as a percentage of base salary. The actual bonus paid may be more or less than the target bonus, based on how well the manager satisfies the objectives stated above. The bonus is paid on an annual basis.

Under the long-term incentive compensation program, certain portfolio managers are eligible to receive a payment from Mellon Capital’s long-term incentive compensation plan based on their years of service, job level and, if applicable, management responsibilities. Each year, a portion of the firm’s profits is allocated to the long-term incentive compensation award. The annual awards are paid after three years.

Beneficial Interest of Portfolio Managers

In order to own securities of the fund, a portfolio manager would need to own a Lincoln Life variable life insurance policy or variable annuity contract. Portfolio managers are not required to own securities of the fund. In addition, although the level of a portfolio manager’s securities ownership may be an indicator of his or her confidence in the portfolio’s investment strategy, it does not necessarily follow that a portfolio manager who owns few or no securities has any less confidence or is any less concerned about the applicable portfolio’s performance. As of the date of this SAI, there were no shares of the fund outstanding.

Administration Agreement

The fund has entered into an Administration Agreement (the Administration Agreement) with Lincoln National Life Insurance Company (Lincoln Life), pursuant to which Lincoln Life provides various administrative services necessary for the operation of the fund. These services include, among others: coordination of all service providers; providing personnel and office space; maintenance of the fund’s books and records; general accounting monitoring and oversight; preparation of tax returns and reports; preparing and arranging for the distribution of all shareholder materials; preparing and coordinating the filing of all materials with the SEC and other federal and state regulatory authorities. As compensation for providing these administrative services, the fund pays Lincoln Life an annual fee of $25,000 plus the cost of certain support services provided to the fund such as legal and corporate secretary services.

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Accounting Agreement

The fund has entered into an accounting services agreement (the Accounting Agreement) with Delaware Management Holdings, Inc., Delaware Service Company, Inc. (collectively “Delaware”), and Lincoln Life pursuant to which Delaware provides certain accounting services for the fund. Delaware and Lincoln Life are affiliates of the fund’s adviser. Lincoln Life also serves as the fund’s administrator. Services provided under the Accounting Agreement include, among others, the calculation and communication of the daily net asset values of the fund’s shares, the determination of distributions to shareholders, and the resolution of daily pricing and custody discrepancies. For these services, the fund pays Delaware at the annual fee rate equal to the fees are payable on a monthly basis.

Code of Ethics

The Trust, JPIA and the sub-adviser have each adopted a Code of Ethics pursuant to Rule 17j-1 under the 1940 Act. The board of trustees has reviewed and approved these Codes of Ethics. Subject to certain limitations and procedures, these codes permit personnel that they cover, including employees of JPIA and the sub-adviser who regularly have access to information about securities purchased for the fund, to invest in securities for their own accounts. This could include securities that may be purchased by the fund. The codes are intended to prevent these personnel from taking inappropriate advantage of their positions and to prevent fraud upon the fund. The Trust’s Code of Ethics requires reporting to the board of trustees on compliance violations.

Description of Shares

The Trust was organized as a Delaware statutory trust on February 1, 2003 and is registered with the SEC as an open-end, management investment company. The Trust’s Certificate of Trust is on file with the Secretary of State of Delaware. The Trust’s Declaration of Trust authorizes the board of trustees to issue an unlimited number of shares, which are shares of beneficial interest, without par value. The Trust consists of 18 funds organized as separate series of shares. The Declaration of Trust authorizes the board of trustees to divide or redivide any unissued shares of the Trust into one or more additional series by setting or changing in any one or more respects their respective preferences, conversion or other rights, voting power, restrictions, limitations as to dividends, qualifications, and terms and conditions of redemption, and to establish separate classes of shares.

The fund currently offers two classes of shares: the Standard Class and the Service Class. The two classes of shares are identical, except that Service Class shares are subject to a distribution (Rule 12b-1) fee. The Trust’s 12b-1 plan allows the fund to pay distribution fees of up to 0.35% per year to those organizations that sell and distribute Service Class shares and provide services to Service Class shareholders and contract owners. The 12b-1 plan for the Service Class is discussed in the “Rule 12b-1 Plan” section of this SAI.

The fund’s shares (all classes) have no subscriptive or preemptive rights and only such conversion or exchange rights as the board of trustees may grant in its discretion. When issued for payment as described in the prospectus and this SAI, the shares will be fully paid and non-assessable. In the event of a liquidation or dissolution of the Trust, shareholders of the fund are entitled to receive the assets available for distribution belonging to that fund, and a proportionate distribution, based upon the relative asset values of all of the series of the Trust, of any general assets not belonging to any particular fund which are available for distribution, subject to any differential class expenses.

Rule 18f-2 under the 1940 Act provides that any matter required to be submitted to the holders of outstanding voting securities of an investment company such as the Trust shall not be deemed to have been effectively acted upon unless approved by the holders of a majority of the outstanding shares of each series (including the fund) affected by the matter. For purposes of determining whether the approval of a majority of the outstanding shares of the fund will be required in connection with a matter, the fund will be deemed to be affected by a matter unless it is clear that the interests of the fund in the matter are identical to every other series, or that the matter does not affect any interest of the fund.

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Under Rule 18f-2, the approval of an investment advisory agreement or any change in investment policy would be effectively acted upon with respect to the fund only if approved by a majority of the outstanding shares of the fund. However, Rule 18f-2 also provides that the ratification of independent public accountants (for series having the same independent accountants), the approval of principal underwriting contracts, and the election of trustees may be effectively acted upon by shareholders of the Trust voting without regard to individual funds.

Unless otherwise required by the 1940 Act, ordinarily it will not be necessary for the Trust to hold annual meetings of shareholders. As a result, shareholders may not consider each year the election of trustees or the appointment of auditors. However, the holders of at least 10% of the shares outstanding and entitled to vote may require the Trust to hold a special meeting of shareholders for purposes of removing a trustee from office. Shareholders may remove a trustee by the affirmative vote of two-thirds of the Trust’s outstanding voting shares. In addition, the board of trustees will call a meeting of shareholders for the purpose of electing trustees if, at any time, less than a majority of the trustees then holding office have been elected by shareholders.

Control Persons and Principal Holders of Securities

The fund sells its shares of beneficial interest directly or indirectly to certain life insurance companies (Insurance Companies) for allocation to certain of their separate accounts established for the purpose of funding variable annuity contracts and variable life insurance policies (collectively, Variable Contract). These Insurance Companies include (1) The Lincoln National Life Insurance Company (Lincoln Life), an Indiana insurance company, at 1300 South Clinton Street, Fort Wayne, IN 46802, and (2) except for the Special Opportunities Fund, Lincoln Life & Annuity Company of New York (Lincoln New York), a New York insurance company, at 100 Madison Street, Suite 1860, Syracuse, NY 13202-2802. As stated in the prospectus for the relevant Variable Contracts, Lincoln Life and Lincoln New York provide to contract owners of the Variable Contracts the right to direct the voting of fund shares at shareholder meetings, to the extent provided by law.

The fund may sell its shares directly to the Lincoln Profile Funds (each, a fund of funds), the shares of which are owned by the Insurance Companies. As of the date of this SAI, the fund had no shares outstanding. Series of the Trust known as the Lincoln Profile Funds will vote shares of funds that they hold in the same proportion as the vote of all other holders of shares of the fund, as is described by Section 12(d)(1)(E)(iii)(aa) of the 1940 Act.

Rule 12b-1 Plan

Pursuant to Rule 12b-1 under the 1940 Act, the Trust has adopted a distribution and service plan (the Plan) for the Service Class of shares of the fund. As previously noted, the Trust offers shares of beneficial interest to Insurance Companies for allocation to certain of their Variable Contracts. The Trust may pay the Insurance Companies or others, out of the assets of a Service Class, for activities primarily intended to sell Service Class shares or Variable Contracts offering Service Class shares. The Trust would pay each third-party for these services pursuant to a written agreement with that third-party.

Payments made under the Plan may be used for, among other things: the printing of prospectuses and reports used for sales purposes; preparing and distributing sales literature and related expenses; advertisements; education of contract owners or dealers and their representatives; and other distribution-related expenses. Payments made under the Plan may also be used to pay Insurance Companies, dealers or others for, among other things: service fees as defined under NASD rules; furnishing personal services or such other enhanced services as the Trust or a Variable Contract may require; or maintaining customer accounts and records.

For the noted services, the Plan authorizes the fund to pay to Insurance Companies or others, out of the assets of the Service Class, a monthly fee (the Plan Fee) not to exceed 0.35% per annum of the average daily net asset value of the Service Class shares of fund, as compensation or reimbursement for services rendered and/or expenses borne. The Plan Fee is currently 0.25%. The Plan Fee may be adjusted by the Trust’s board of trustees from time to time. The Plan may not limit Plan Fees to amounts actually expended by third-parties for services rendered and/or expenses borne. A third-party, therefore, may realize a profit from Plan Fees in any particular year.

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No “interested person” or independent trustee of the fund had or has a direct or indirect financial interest in the operation of the Plan or any related agreement.

The trustees of the Trust, including a majority of the independent trustees, have determined that, in the exercise of reasonable business judgment and in light of their fiduciary duties, there is a reasonable likelihood that the Plan will benefit the fund and contract owners of the Service Class of the fund. Each year, the Trustees must make this determination for the Plan to be continued.

No amounts have been paid under the Plan with respect to the fund as the fund had not yet commenced operations as of the date of this SAI.

Revenue Sharing

JPIA and its affiliates, including Lincoln Financial Distributors, Inc. (“LFD”), and/or the sub-adviser may pay compensation at their own expense, including the profits from the advisory fees JPIA receives from the fund or the sub-advisory fees the sub-adviser receives from JPIA, to affiliated or unaffiliated brokers, dealers or other financial intermediaries (“financial intermediaries”) in connection with the sale or retention of fund shares or the sales of insurance products that contain the fund and/or shareholder servicing (“distribution assistance”). For example, LFD may pay additional compensation to financial intermediaries for various purposes, including, but not limited to, promoting the sale of fund shares and the products that include the fund shares; access to their registered representatives; sub-accounting, administrative or shareholder processing services; and marketing and education support. Such payments are in addition to any distribution fees, service fees and/or transfer agency fees that may be payable by the fund. The additional payments may be based on factors, including level of sales, the fund’s advisory fees, some other agreed upon amount, or other measures as determined from time to time.

A significant purpose of these payments is to increase sales of the fund’s shares and the products that contain the fund. JPIA and/or its affiliates may benefit from these payments of compensation to financial intermediaries through increased fees resulting from additional assets acquired through the sale of insurance products through such intermediaries.

Valuation of Portfolio Securities

The fund determines its net asset value per share by subtracting its liabilities (including accrued expenses and dividends payable) from its total assets (the value of the securities the fund holds plus cash and other assets, including income accrued but not yet received) and dividing the result by the total number of shares outstanding. In addition to the disclosure in the fund’s prospectus under the “Net Asset Value” section, the value of the fund’s investments is determined as follows.

Short-term Investments. Short-term investments which mature in less than 60 days, these instruments are valued at amortized cost. Such securities acquired with a remaining maturity of 61 days or more are valued at their fair value until the sixty-first day prior to maturity; thereafter, their cost for valuation purposes is deemed to be their fair value on such sixty-first day.

Options Trading. Fund investments underlying call options will be valued as described previously. Options are valued at the last sale price or, if there has been no sale that day, at the mean of the last bid and asked price on the principal exchange where the option is traded, as of the close of trading on the NYSE. The fund’s net asset value will be increased or decreased by the difference between the premiums received on writing options and the cost of liquidating those positions measured by the closing price of those options on the exchange where traded.

Futures Contracts and Options. Futures contracts and options are valued at their daily settlement price.

Foreign Securities. The value of a foreign portfolio security held by the fund is determined based upon its closing price or upon the mean of the closing bid and asked prices on the foreign exchange or market on which it is traded and in the currency of that market, as of the close of the appropriate exchange. As of the close of business on the NYSE, the fund’s portfolio securities which are quoted in foreign currencies are converted into their U.S. dollar equivalents at the prevailing market rates, as computed by the custodian of the fund’s assets.

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However, trading on foreign exchanges may take place on dates or at times of day when the NYSE is not open; conversely, overseas trading may not take place on dates or at times of day when the NYSE is open. Any of these circumstances could affect the net asset value of fund shares on days when the investor has no access to the fund.

Portfolio Holdings Disclosure

The Trust’s board of trustees has adopted policies and procedures designed to ensure that disclosure of information regarding the fund’s portfolio securities is in the best interests of fund shareholders. In accordance with these policies and procedures, a Trust vice president or the vice president’s designees will make shareholder reports or other regulatory filings containing the fund’s portfolio holdings available free of charge to individual investors, institutional investors, intermediaries that distribute the fund’s shares, and affiliated persons of the fund that make requests for such holdings information. Shareholder reports are available 60 days after the end of each semi-annual reporting period.

A Trust vice president or the vice president’s designees may provide the fund’s top-ten holdings immediately after each quarter-end to Lincoln Life and other insurance companies who include the fund in their products (“Insurance Companies”). All Insurance Companies must sign a confidentiality agreement acknowledging that any nonpublic portfolio information will be kept strictly confidential and that the nonpublic portfolio information is proprietary information of the fund. The Insurance Companies may include this information in marketing and other public materials (including via website posting) 15 days after the end of the quarter.

A Trust vice president or the vice president’s designees may provide other portfolio holdings information 30 days following the end of each quarter to the Insurance Companies. All Insurance Companies must sign a confidentiality agreement acknowledging that any non-public portfolio information will be kept strictly confidential and that the non-public information is proprietary information of the fund. The Insurance Companies will distribute shareholder reports (annual and semi-annual) containing the portfolio holdings of the fund to contract owners in accordance with applicable laws and regulations. The Insurance Companies may make the portfolio information publicly available (including via website posting) 45 days after the end of the quarter.

A Trust vice president or the vice president’s designees may also provide holdings information 30 days following the end of the quarterly reporting period under a confidentiality agreement to third-party service providers, including but not limited to independent rating and ranking organizations, which conduct market analyses of the fund’s portfolio holdings against benchmarks or securities market indices. All such third parties must sign a confidentiality agreement acknowledging that the non-public information will be kept strictly confidential and that the non-public portfolio information is proprietary information of the fund. These parties may disseminate the portfolio holdings information 60 days following the end of the quarter, which is after the SEC filings are made. These third parties presently are Anerich Massina & Associates and Ibbotson Associates.

A Trust vice president or the vice president’s designees may provide, at any time, portfolio holdings information to: (a) fund service providers and affiliates, such as the fund’s investment adviser, sub-adviser, custodian and auditor, to the extent necessary to perform services for the fund; and (b) state and federal regulators and government agencies as required by law or judicial process. These entities are subject to duties of confidentiality imposed by law, contract, or fiduciary obligations.

The fund will disclose its portfolio holdings in public SEC filings. The Trust’s board of trustees also may, on a case-by-case basis, authorize disclosure of the fund’s portfolio holdings, provided that, in its judgment, such disclosure is not inconsistent with the best interests of shareholders, or may impose additional restrictions on the dissemination of portfolio information.

Neither the fund, its investment adviser nor any affiliate receive any compensation or consideration in connection with the disclosure of the fund’s portfolio holdings information.

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Fund management is responsible for ensuring appropriate disclosure is made regarding these procedures in the fund’s prospectus and/or SAI.

The Trust’s board of trustees exercises oversight of these policies and procedures. In this regard, fund management will inform the trustees if any substantial changes to the procedures become necessary to ensure that the procedures are in the best interest of fund shareholders. The officers will consider any possible conflicts between the interest of fund shareholders, on the one hand, and those of the fund’s investment adviser and other fund affiliates, on the other. Moreover, the fund’s chief compliance officer will address the operation of the fund’s procedures in the annual compliance report to the board and will recommend any remedial changes to the procedures.

Purchase and Redemption Information

Shares of the fund may not be purchased or redeemed by individual investors directly but may be purchased or redeemed by such investors only through variable annuity contracts or variable life contracts offered by Lincoln Life. Shares of the fund may also be purchased by the Lincoln Profile Funds, other series of the Trust, that invest their assets in other mutual funds. The offering price of the fund’s shares is equal to its net asset value per share.

If conditions exist which make payment of redemption proceeds wholly in cash unwise or undesirable, the fund may make payment wholly or partly in securities or other investment instruments which may not constitute securities as such term is defined in the applicable securities laws. If a redemption is paid wholly or partly in securities or other property, a shareholder would incur transaction costs in disposing of the redemption proceeds.

Custodian and Transfer Agent

All securities, cash and other similar assets of the fund are currently held in custody by Mellon Bank, N.A., One Mellon Center, Pittsburgh, Pennsylvania 15258.

The custodian shall: receive and disburse money; receive and hold securities; transfer, exchange, or deliver securities; present for payment coupons and other income items, collect interest and cash dividends received, hold stock dividends, etc.; cause escrow and deposit receipts to be executed; register securities; and deliver to the fund proxies, proxy statements, etc.

Lincoln Life performs the dividend and transfer agent functions for the fund.

Independent Registered Public Accounting Firm

The board of trustees has engaged Ernst & Young LLP, Ernst & Young LLP, Two Commerce Square, Suite 4000, 2001 Market Street, Philadelphia, PA 19103, to serve as the Independent Registered Public Accounting Firm for the fund. In addition to the audits of the financial statements of the fund, other services provided include review and consultation connected with filings of annual reports and registration statements with the SEC; consultation on financial accounting and reporting matters; and meetings with the Audit Committee.

Financial Statements

Because the fund is new and has no operating history, no financial statements are yet available.

Taxes

The fund intends to qualify and has elected to be taxed as a regulated investment company under certain provisions of the Internal Revenue Code of 1986 (the Code). If the fund qualifies as a regulated investment company and complies with the provisions of the Code relieving regulated investment companies which distribute substantially all of their net income (both net ordinary income and net capital gain) from federal income tax, it will be relieved from such tax on the part of its net ordinary income and net realized capital gain which it distributes to its shareholders.

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To qualify for treatment as a regulated investment company, the fund must, among other things, derive in each taxable year at least 90% of its gross income from dividends, interest, payments with respect to securities loans and gains from the sale or other disposition of stock or securities or foreign currencies (subject to the authority of the Secretary of the Treasury to exclude foreign currency gains which are not directly related to the fund’s principal business of investing in stock or securities or options and futures with respect to such stock or securities), or other income (including but not limited to gains from options, futures, or forward contracts) derived with respect to its investing in such stocks, securities, or currencies.

The fund also intends to comply with diversification regulations under Section 817(h) of the Code, that apply to mutual funds underlying variable contracts. Generally, the fund will be required to diversify its investments so that on the last day of each quarter of a calendar year, no more than 55% of the value of its total assets is represented by any one investment, no more than 70% is represented by any two investments, no more than 80% is represented by any three investments, and no more than 90% is represented by any four investments. For this purpose, securities of a given issuer are treated as one investment, but each U.S. government agency or instrumentality is treated as a separate issuer. Any security issued, guaranteed, or insured (to the extent so guaranteed or insured) by the U.S. government or an agency or instrumentality of the U.S. government is treated as a security issued by the U.S. government or its agency or instrumentality, whichever is applicable.

Failure by the fund to both qualify as a regulated investment company and satisfy the Section 817(h) diversification requirements would generally cause Variable Contracts that include the fund as an underlying investment to lose their favorable tax status and require contract holders to include in ordinary income any income under the contracts for the current and all prior taxable years. Under certain circumstances described in the applicable Treasury regulations, inadvertent failure to satisfy the applicable diversification requirements may be corrected, but such a correction would require a payment to the Internal Revenue Service (IRS) based on the tax contract holders would have incurred if they were treated as receiving the income on the contract for the period during which the diversification requirements were not satisfied. Any such failure may also result in adverse tax consequences for the insurance company issuing the contracts. Failure by the fund to qualify as a regulated investment company would also subject the fund to federal and state income taxation on all of its taxable income and gain, whether or not distributed to shareholders.

Since the only shareholders of the fund will be Lincoln Life and LNY, no discussion is stated herein as to the federal income tax consequences at the shareholder level.

The discussion of federal income tax considerations in the prospectus, in conjunction with the foregoing, is a general and abbreviated summary of the applicable provisions of the Code and Treasury Regulations currently in effect as interpreted by the Courts and the Internal Revenue Service (IRS). These interpretations can be changed at any time. The above discussion covers only federal tax considerations with respect to the fund. State and local taxes vary.

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APPENDIX A

Bond and Commercial Paper Ratings

Certain of the fund’s investment policies and restrictions include references to bond and commercial paper ratings. The following is a discussion of the rating categories of Moody’s Investors Service, Inc. and Standard & Poor’s Corp.

Moody’s Investors Service, Inc.

Aaa—Bonds which are rated Aaa are judged to be of the best quality and carry the smallest degree of investment risk. Interest payments are protected by a large or by an exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

Aa—Bonds which are rated Aa are judged to be of high quality by all standards. Together with the Aaa group they comprise what are generally known as high grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities or fluctuation of protective elements may be of greater amplitude or there may be other elements present which make the long-term risks appear somewhat larger than in Aaa securities.

A—Bonds which are rated A possess many favorable investment attributes and are to be considered as upper medium grade obligations. Factors giving security to principal and interest are considered adequate but elements may be present which suggest a susceptibility to impairment some time in the future.

Baa—Bonds which are rated Baa are considered as medium grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well.

Ba—Bonds which are rated Ba are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times over the future. Uncertainty of position characterizes bonds in this class.

B—Bonds which are rated B generally lack characteristics of the desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be small.

Caa—Bonds which are rated Caa are of poor standing. Such issues may be in default or there may be present elements of danger with respect to principal or interest.

Ca—Bonds which are rated Ca represent obligations which are speculative in a high degree. Such issues are often in default or have other marked shortcomings.

Standard & Poor’s Corp.

AAA—This is the highest rating assigned by Standard & Poor’s Corp. to a debt obligation and indicates an extremely strong capacity to pay principal and interest.

AA—Bonds rated AA also qualify as high-quality debt obligations. Capacity to pay principal and interest is very strong, and in the majority of instances they differ from AAA issues only in small degree.

A—Bonds rated A have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.

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BBB—Bonds rated BBB are regarded as having an adequate capacity to pay principal and interest. Whereas these bonds normally exhibit adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay principal and interest than for bonds in the A category and higher.

BB-B-CCC-CC—Bonds rated BB, B, CCC and CC are regarded, on balance, as predominantly speculative with respect to the issuer’s capacity to pay interest and repay principal in accordance with the terms of the obligation. BB indicates the lowest degree of speculation and C the highest degree of speculation. While such bonds will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

Moody’s Investors Service, Inc.

Moody’s Commercial Paper ratings are opinions of the ability of issuers to repay punctually promissory obligations not having an original maturity in excess of nine months. Moody’s employs the following three designations, all judged to be investment grade, to indicate the relative repayment capacity of rated issuers:

Prime 1—Highest Quality;

Prime 2—Higher Quality;

Prime 3—High Quality.

(The fund will not invest in commercial paper rated Prime 3).

Standard & Poor’s Corp.

A Standard & Poor’s Corp. commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The fund will invest in commercial paper rated in the A Categories, as follows:

A—Issues assigned this highest rating are regarded as having the greatest capacity for timely payment. Issues in this category are further refined with the designation 1, 2, and 3 to indicate the relative degree of safety. (The fund will not invest in commercial paper rated A-3).

A—1 This designation indicates that the degree of safety regarding timely payment is very strong.

A—2 Capacity for timely payment on issues with this designation is strong. However, the relative degree of safety is not overwhelming as for issues designated A-1.

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APPENDIX B

Mellon Capital Management Corporation

Proxy Voting Policy

SCOPE OF POLICY

This Proxy Voting Policy has been adopted by the investment advisory subsidiaries of Mellon Financial Corporation ("Mellon"), the investment companies advised by such subsidiaries (the "Funds"), and the banking subsidiaries of Mellon (Mellon's investment advisory and banking subsidiaries are hereinafter referred to individually as a "Subsidiary" and collectively as the "Subsidiaries").

FIDUCIARY DUTY

We recognize that an investment adviser is a fiduciary that owes its clients a duty of utmost good faith and full and fair disclosure of all material facts. We further recognize that the right to vote proxies is an asset, just as the economic investment represented by the shares is an asset. An investment adviser's duty of loyalty precludes the adviser from subrogating its clients' interests to its own. Accordingly, in voting proxies, we will seek to act solely in the best financial and economic interests of our clients, including the Funds and their shareholders, and for the exclusive benefit of pension and other employee benefit plan participants. With regard to voting proxies of foreign companies, Adviser weighs the cost of voting, and potential inability to sell, the shares against the benefit of voting the shares to determine whether or not to vote.

LONG-TERM PERSPECTIVE

We recognize that management of a publicly-held company may need protection from the market's frequent focus on short-term considerations, so as to be able to concentrate on such long-term goals as productivity and development of competitive products and services.

LIMITED ROLE OF SHAREHOLDERS

We believe that a shareholder's role in the governance of a publicly-held company is generally limited to monitoring the performance of the company and its managers and voting on matters which properly come to a shareholder vote. We will carefully review proposals that would limit shareholder control or could affect shareholder values.

ANTI-TAKEOVER PROPOSALS

We generally will oppose proposals that seem designed to insulate management unnecessarily from the wishes of a majority of the shareholders and that would lead to a determination of a company's future by a minority of its shareholders. We will generally support proposals that seem to have as their primary purpose providing management with temporary or short-term insulation from outside influences so as to enable them to bargain effectively with potential suitors and otherwise achieve identified long-term goals to the extent such proposals are discrete and not bundled with other proposals.

"SOCIAL" ISSUES

On questions of social responsibility where economic performance does not appear to be an issue, we will attempt to ensure that management reasonably responds to the social issues. Responsiveness will be measured by management's efforts to address the particular social issue including, where appropriate, assessment of the implications of the proposal to the ongoing operations of the company. We will pay particular attention to repeat issues where management has failed in the intervening period to take actions previously committed to.

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With respect to clients having investment policies that require proxies to be cast in a certain manner on particular social responsibility issues, proposals relating to such issues will be evaluated and voted separately by the client's portfolio manager in accordance with such policies, rather than pursuant to the procedures set forth in section 7.

PROXY VOTING PROCESS

Every voting proposal is reviewed, categorized and analyzed in accordance with our written guidelines in effect from time to time. Our guidelines are reviewed periodically and updated as necessary to reflect new issues and any changes in our policies on specific issues. Items that can be categorized will be voted in accordance with any applicable guidelines or referred to the Mellon Proxy Policy Committee (the "Committee"), if the applicable guidelines so require. Proposals that cannot be categorized under the guidelines will be referred to the Committee for discussion and vote. Additionally, the Committee may review any proposal where it has identified a particular company, particular industry or particular issue for special scrutiny. The Committee will also consider specific interests and issues raised by a Subsidiary to the Committee, which interests and issues may require that a vote for an account managed by a Subsidiary be cast differently from the collective vote in order to act in the best interests of such account's beneficial owners.

MATERIAL CONFLICTS OF INTEREST

We recognize our duty to vote proxies in the best interests of our clients. We seek to avoid material conflicts of interest through the establishment of our Committee structure, which applies detailed, predetermined proxy voting guidelines in an objective and consistent manner across client accounts, based on internal and external research and recommendations provided by a third party vendor, and without consideration of any client relationship factors. Further, we engage a third party as an independent fiduciary to vote all proxies for Mellon securities and Fund securities.

SECURITIES LENDING

We seek to balance the economic benefits of engaging in lending securities against the inability to vote on proxy proposals to determine whether to recall shares, unless a plan fiduciary retains the right to direct us to recall shares.

RECORDKEEPING

We will keep, or cause our agents to keep, the records for each voting proposal required by law.

DISCLOSURE

We will furnish a copy of this Proxy Voting Policy and any related procedures, or a description thereof, to investment advisory clients as required by law. In addition, we will furnish a copy of this Proxy Voting Policy, any related procedures, and our voting guidelines to investment advisory clients upon request. The Funds shall include this Proxy Voting Policy and any related procedures, or a description thereof, in their Statements of Additional Information, and shall disclose their proxy votes, as required by law. We recognize that the applicable trust or account document, the applicable client agreement, the Employee Retirement Income Security Act of 1974 (ERISA) and certain laws may require disclosure of other information relating to proxy voting in certain circumstances. This information will only be disclosed to those who have an interest in the account for which shares are voted, and after the vote is recorded.

33

FORM OF

PROXY CARD

JEFFERSON PILOT VARIABLE FUND, INC.

SPECIAL MEETING OF SHAREHOLDERS OF THE S&P 500 INDEX PORTFOLIO

TO BE HELD MARCH 15, 2007

This Proxy is Solicited on Behalf of the Board of Directors.

The undersigned hereby instruct [    ] and [    ] or any one or all of them (“Proxies”), with full power of substitution designated by them or Jefferson Pilot Financial Insurance Company, Jefferson Pilot Lifeamerica Insurance Company, or Jefferson-Pilot Life Insurance Company, as applicable (individually an “Insurance Company”, to vote all shares, which the undersigned is entitled to vote, or to which he or she has beneficial interest under a variable contract issued by his or her Insurance Company at the Special Meeting of shareholders (“Special Meeting”) of the S&P 500 Index Portfolio to be held in the office of the Jefferson Pilot Variable Fund, Inc. at One Granite Place, Concord, New Hampshire 03301, on the 15th day of March, 2007, at 10:00 a.m. local time, and at any adjournment(s) or postponement(s) thereof, in the manner directed below with respect to the matters referred to in the Proxy Statement for the Special Meeting, receipt of which is hereby acknowledged, and in the Proxies’ discretion, upon such other matters as may properly come before the meeting or any adjournment(s) or postponement(s) thereof. Receipt of the Notice of the Meeting and the accompanying Proxy Statement/Prospectus is hereby acknowledged.

Please mark, sign, date and return the Proxy Card promptly using the enclosed envelope.

Signature(s):	Date:	, 2007

Signature(s):	Date:	, 2007

NOTE: Please sign exactly as your name appears on the account. When shares are held by joint tenants, both should sign. When signing as attorney, executor, administrator, trustee or guardian, please provide full title as such. If a corporation, please sign in full corporate name by president or other authorized officer and if a partnership, please sign in full partnership name by authorized person.

Please fill in the box(es) as shown using black or blue ink or number 2 pencil.  ☒

PLEASE DO NOT USE FINE POINT PENS.

IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR THE PROPOSAL. As to any other matter, said attorneys will vote in accordance with their best judgment. THE BOARD OF DIRECTORS RECOMMENDS A VOTE FOR THE PROPOSAL.

THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE SHAREHOLDER. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED IN FAVOR OF THE PROPOSALS.

You may revoke this proxy at any time and the giving of it will not affect your right to attend the Special Meeting and vote in person.

Please refer to the Proxy Statement/Prospectus for a discussion of these matters.

	FOR	AGAINST	ABSTAIN

1.      To approve an Agreement and Plan of Reorganization providing for the acquisition of all of the assets of the S&P 500 Index Portfolio by the LVIP S&P 500 Index Fund, a series of Lincoln Variable Insurance Products Trust, and the assumption of all liabilities of the S&P 500 Index Portfolio by the LVIP S&P 500 Index Fund in exchange for shares of the LVIP S&P 500 Index Fund and the subsequent liquidation of the S&P 500 Index Portfolio.

	☐	☐	☐

2. To transact such other business as may properly come before the Meeting or any adjournment or postponements thereof.

PLEASE VOTE, SIGN AND DATE THIS PROXY AND RETURN PROMPTLY IN THE POSTAGE-PAID ENVELOPE PROVIDED.

FORM OF

PROXY CARD

VOTING INSTRUCTION CARD	VOTING INSTRUCTION CARD

CORE FUND

a series of the Lincoln Variable Insurance Products Trust

1300 S. Clinton Street

Fort Wayne, IN 46802

THESE INSTRUCTIONS ARE SOLICITED ON BEHALF OF THE [insurance company] (THE “COMPANY”)

Revoking any prior instructions, the undersigned instructs the Company to vote all the shares of the Core Fund that are attributable to his or her contract or interest therein and held in the Company separate account, at the Special Meeting of the Stockholders to be held on April 5, 2007 and at any adjournment thereof.

VOTE VIA THE INTERNET: [ ]
VOTE BY TELEPHONE: [ ]

I acknowledge receipt of the Notice of the Special Meeting of the Stockholders and accompanying Proxy Statement dated January 26, 2007.

Signature

Signature (if held jointly)

,2007
Date	Doc #433965	(LNL VA)

PLEASE MARK YOUR VOTE ON THE REVERSE SIDE

Upon proper execution of this card, the Company is instructed to vote on the Proposals described in the proxy statement as specified below, and, in the Company’s discretion, upon such other matters as may properly come before the meeting or any adjournment thereof. If this card is signed and returned but no instruction choice is given for a Proposal, we will vote your proportionate shares “FOR” that Proposal. If this card is not returned, or is returned not properly executed, the Company will vote such shares in the same proportion as it votes the shares for which it has received instructions.

PLEASE MARK, SIGN, DATE AND RETURN THIS VOTING INSTRUCTION CARD USING THE ENCLOSED ENVELOPE. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK. Example: ■ If you have any questions, please contact [insurance company] toll free at [                    ].

FOR	AGAINST	ABSTAIN

1.      To approve an Agreement and Plan of Reorganization for the Core Fund providing for the acquisition of all of the assets of the Core Fund and the assumption of all liabilities of the Core Fund by the LVIP S&P 500 Index Fund, in exchange for shares of the LVIP S&P 500 Index Fund and the subsequent liquidation of the Core Fund.

☐	☐	☐

The	Company will vote upon such other business as may properly come before the Meeting or any adjournment thereof.